Liberty Variable Investment Trust

                Colonial Growth and Income Fund, Variable Series
                Stein Roe Global Utilities Fund, Variable Series
            Colonial International Fund for Growth, Variable Series
                Colonial Strategic Income Fund, Variable Series
                   Colonial U.S. Stock Fund, Variable Series
                      Newport Tiger Fund, Variable Series
                 Liberty All-Star Equity Fund, Variable Series
                 Colonial Small Cap Value Fund, Variable Series
              Colonial High Yield Securities Fund, Variable Series


                      SteinRoe Variable Investment Trust

                Stein Roe Special Venture Fund, Variable Series
                  Stein Roe Growth Stock Fund, Variable Series
                    Stein Roe Balanced Fund, Variable Series
              Stein Roe Mortgage Securities Fund, Variable Series
                  Stein Roe Money Market Fund, Variable Series



                                                                   Annual Report
                                                               December 31, 1998

--------------------------------------------------------------------------------
PRESIDENTS' LETTER
Liberty Variable Investment Trust
Stein Roe Variable Investment Trust
--------------------------------------------------------------------------------

Dear Contract Owner:

Since our last report, Richard Christensen has retired as president of Liberty Variable Investment Trust and Stein Roe Variable Investment Trust. We would like to take this opportunity to thank him for his guidance over the past years and wish him well. As his successors, we are pleased to present this annual report for the Liberty Variable Investment Trust -- Colonial Growth and Income Fund, Variable Series; Stein Roe Global Utilities Fund, Variable Series; Colonial International Fund for Growth, Variable Series; Colonial Strategic Income Fund, Variable Series; Colonial U.S. Stock Fund, Variable Series; Newport Tiger Fund, Variable Series; Liberty All-Star Equity Fund, Variable Series; Colonial Small Cap Value Fund, Variable Series; and Colonial High Yield Securities Fund, Variable Series -- and the Stein Roe Variable Investment Trust -- Stein Roe Special Venture Fund, Variable Series; Stein Roe Growth Stock Fund, Variable Series; Stein Roe Balanced Fund, Variable Series; Stein Roe Mortgage Securities Fund, Variable Series; and Stein Roe Money Market Fund, Variable Series.

In the following pages, you will find an overview of economic and market events during the past 12 months, an explanation of investment strategies employed by each fund during the period and your portfolio managers' outlook for the months ahead.

Market Volatility Dominated 1998

The past year was marked by significant volatility. Early on, concern with deteriorating Asian economies restrained financial market performance worldwide. However, the U.S. and select European countries continued to have well-balanced growth with few signs of inflation, driving some stock market indices to record highs. Nevertheless, in July, the U.S. economy slowed down, stocks dropped and concerns about a global slowdown resurfaced. In August, markets became further disorganized when Russia experienced a major monetary and political crisis. Investors feared that other emerging markets might also have problems waiting to surface. Volatility increased sharply, creating a global flight to quality as investors sought the safe havens of U.S. Treasury securities and the household names of large-cap U.S. stocks. During the last part of the period, the U.S. Federal Reserve Board announced three successive interest rate cuts. Investors were convinced that lower rates would stimulate the world's economies and many market sectors recovered.

U.S. Equity Markets Fluctuated

Volatility in economic and financial markets abroad caused the U.S. stock market to fluctuate widely. After the Dow Jones Industrial Average closed above 9000 for the first time in April, all of its year-to-date returns were erased by the end of August. However, the U.S. economy continued to grow, buoyed by low interest rates, insignificant inflation and strong employment. After the Federal Reserve Board lowered short-term interest rates in September, October and November, U.S. equity markets rebounded sharply. By the final day of the year, the Dow once again closed above 9000, generating a double-digit gain for a record-setting fourth year in a row.

European Markets Benefited from Upcoming Monetary Union

On January 1, 1999, the European Monetary Union took place and 11 countries began to act as a single market with a single currency. Anticipation of this event had a positive effect on many European markets. Companies began cutting costs and restructuring their operations in order to become more competitive within an integrated marketplace. In addition, many European economies continued to enjoy good growth, declining interest rates and low inflation -- conditions positive for corporate earnings and stock prices. Although European markets suffered steep declines in response to Russia's economic collapse, by December 31, 1998, the 653 stocks that make up the pan-European Dow Jones Stoxx Index rose 18.4% for the year.

Asian Market Turmoil Continued

Volatility reigned in Asian economies and financial markets. The crisis, which began almost 18 months ago when Thailand devalued its currency, continued to dominate headlines. Currencies remained weak, and fear that the region's woes would cause a global economic slowdown spread to other markets.

--------------------------------------------------------------------------------
PRESIDENTS' LETTER
Liberty Variable Investment Trust
Stein Roe Variable Investment Trust
--------------------------------------------------------------------------------

Investors abandoned investments in Asian stocks in favor of other, relatively stable investments in more-developed economies. However, the region has made progress towards recovery. A number of countries, including Thailand and Korea, have become serious about meeting the International Monetary Fund (IMF) targets, including restructuring their banking systems and implementing new monetary and fiscal policies. While the worst may be over in this region, recovery is likely to be a long process, particularly in those countries that have yet to address their fundamental economic problems. In the interim, a number of well-managed companies present what we consider attractively priced investment opportunities for investors who can tolerate higher levels of volatility and who have a long-term investment horizon.

Conditions for Fixed-Income Investments Varied During the Year

While the environment for fixed-income investments generally was positive during the period, they varied significantly throughout the year as expectations about the economy's direction shifted. Bond yields fell and prices rose early on, as conditions in Asia led investors to believe that a global recession was possible. Although yields rose temporarily in the late spring based on stronger-than-expected economic reports, events in Russia and other emerging countries caused a surge in demand for government securities. This, in turn, sent the yield on the 30-year U.S. Treasury to an all-time low by early October. The Federal Reserve Board's move to lower key interest rates further supported the fixed-income sector and bond prices ended the year strongly.

Summary

Volatile market conditions throughout the world in 1998 reinforced an important principle for successful investing -- maintaining a disciplined, long-term investment outlook, particularly during periods of volatility. Because no investor can predict exactly when a market sector will recover, patient investors who can accept market swings can be positioned for favorable long-term results.

We hope you find the information in this report useful and we thank you for giving us the opportunity to help you achieve your investment goals.


Sincerely,

/s/ Stephen E. Gibson                          /s/ Thomas W. Butch
---------------------                          -------------------

Stephen E. Gibson                              Thomas W. Butch
President, Liberty Variable                    President, Stein Roe Variable
Investment Trust                               Investment Trust
February 26, 1999                              February 26, 1999

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        Liberty Variable Investment Trust

   Portfolio Managers' Discussions:

     Colonial Growth and Income Fund, Variable Series ................     1
     Stein Roe Global Utilities Fund, Variable Series ................     3
     Colonial International Fund for Growth, Variable Series .........     5
     Colonial Strategic Income Fund, Variable Series .................     7
     Colonial U.S. Stock Fund, Variable Series .......................     9
     Newport Tiger Fund, Variable Series .............................    11
     Liberty All-Star Equity Fund, Variable Series ...................    13
     Colonial Small Cap Value Fund, Variable Series ..................    17
     Colonial High Yield Securities Fund, Variable Series ............    19
     Report of Independent Accountants ...............................    21

   Financial Statements:

     Colonial Growth and Income Fund, Variable Series ................    22
     Stein Roe Global Utilities Fund, Variable Series ................    28
     Colonial International Fund for Growth, Variable Series .........    33
     Colonial Strategic Income Fund, Variable Series .................    40
     Colonial U.S. Stock Fund, Variable Series .......................    48
     Newport Tiger Fund, Variable Series .............................    54
     Liberty All-Star Equity Fund, Variable Series ...................    59
     Colonial Small Cap Value Fund, Variable Series ..................    65
     Colonial High Yield Securities Fund, Variable Series ............    71
   Notes to Financial Statements .....................................    76

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable
Series
--------------------------------------------------------------------------------


Dear Contract Owner:

     Colonial Growth and Income Fund, Variable Series seeks primarily income and long-term capital growth, and secondarily, preservation of capital.

Fund Performance (as of December 31, 1998)

Inception date ................................      7/1/93
Assuming reinvestment of all distributions
  12-month total return .......................       11.13%
Net asset value per share on 12/31/98 .........      $16.39
Net asset value per share on 12/31/97 .........      $15.34

Portfolio Managers' Discussion

     John Lennon and Gordon Johnson are portfolio co-managers for Colonial Growth and Income Fund, Variable Series and vice presidents of Colonial Management Associates, Inc.

What was the investment environment like over the past 12 months?

     Financial and economic turmoil in the developing regions of Southeast Asia, Latin America and Russia had a ripple effect in the U.S. This led to uncertainty about the sustainability of economic growth and created volatility in our financial markets. Fearing a global economic slowdown, equity investors worldwide sought refuge in high-quality U.S. equities. This scenario helped push large-capitalization stocks, and the market in general, to record highs in July 1998. The prolonged rally in the stock market was interrupted by a severe correction after Russia experienced serious political and financial problems. U.S. stock prices staged a dramatic recovery in the fourth-quarter, however, after a series of short-term rate cuts by the Federal Reserve helped to reduce concerns about a U.S. recession.

What was the Fund's strategy during the period?

     The Fund focuses its investments on mid-cap stocks. Unfortunately, over the past 12 months mid-cap stocks have been out of favor compared to large-cap stocks. During the period, mid-cap stocks, as measured by the S&P 400 Index, increased 19.1%, while large caps, as measured by the S&P 500 Index, increased 28.6%. We continue to believe there is value in the mid-cap area, and have recently seen some evidence that the market may be starting to recognize this value. For example, in the final two months of the period, the S&P 400 increased 17.7%, while the S&P 500 increased 12.2%.(1)

     The sectors that made the largest contributions to the Fund's performance in 1998 were technology and healthcare. In the technology sector, Sun Microsystems (2.66% of net assets) and EMC Corp (1.14% of net assets) had the most significant impact, while Bristol-Myers Squibb (2.04% of net assets) and Merck & Co., Inc. (1.60% of net assets) had a strong impact in the health care sector.

What is your outlook for the period ahead?

     We remain optimistic about the stock market, given our expectations of low inflation, a stable interest rate environment, and continued economic growth, albeit a slower pace than last year. Notwithstanding this positive economic outlook, uncertainties that have created volatility in the equity markets continue to exist. The turmoil in developing nations appears to be subsiding, however, further devaluations and economic slowdowns continue to be lingering concerns for investors. In addition, doubt still remains as to the readiness of companies with regard to Year 2000 (Y2K) issues. By mid-year, a clearer picture should develop as to the status of Y2K initiatives throughout the economy. Despite these uncertainties, we believe the economy should create a positive underpinning for further stock market advances. Within this environment we will strive to identify stocks that offer superior value, while remaining diversified across a variety of economic sectors in an effort to reduce risk.

(1)The Standard & Poor's 500 Index and the Standard & Poor's Midcap 400 Index are broad-based, unmanaged indexes that track the performance of large- and mid-cap stocks, respectively. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable
Series
--------------------------------------------------------------------------------


      Colonial Growth and Income Funds, Variable Series vs. S&P 500 Index

Change in value of $10,000 from 7/1/93-12/31/98

--------------------------------------------------------------------------------
               Average Annual Total Returns on December 31, 1998

           Life          1 Year          3 Years          5 Years
          16.23%         11.13%          19.11%           16.87%
--------------------------------------------------------------------------------

[Plot Points for Colonial Growth and Income Fund]

                S&P 500                Colonial Growth and Income Fund,
                                                Variable Series
7/1/93          10000                               10000
                 9960                               10070
                10337                               10530
                10258                               10560
                10470                               10680
                10370                               10410
12/31/93        10495                               10501
                10852                               10856
                10557                               10704
                10098                               10339
                10227                               10420
                10394                               10339
6/30/94         10140                               10116
                10473                               10400
                10901                               10785
                10635                               10582
                10873                               10572
                10478                               10217
12/31/94        10633                               10422
                10909                               10536
                11333                               10941
                11667                               11180
                12010                               11461
                12490                               11793
6/30/95         12779                               12115
                13203                               12458
                13236                               12645
                13794                               12874
                13745                               12884
                14348                               13477
12/31/95        14624                               13551
                15121                               14078
                15262                               14239
                15409                               14229
                15636                               14476
                16038                               14748
6/30/96         16099                               14715
                15389                               14026
                15714                               14468
                16597                               14952
                17055                               15275
                18343                               15975
12/31/96        17979                               15976
                19102                               16502
                19252                               16686
                18463                               15907
                19564                               16617
                20760                               17681
6/30/97         21683                               18540
                23408                               19558
                22097                               19135
                23307                               20027
                22529                               19432
                23571                               19947
12/31/97        23976                               20604
                24241                               20658
                25988                               22041
                27318                               22592
                27598                               22780
                27124                               22323
6/30/98         28225                               22659
                27927                               22081
                23892                               18846
                25424                               19585
                27488                               20807
                29154                               21841
12/31/98        30833                               22898

[End Plot Points]

Past performance is no guarantee of future results. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, returns would be lower. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of a selection of widely held common stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable
Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Stein Roe Global Utilities Fund, Variable Series seeks current income and long-term growth of capital and income.

Fund Performance (as of December 31, 1998)

Inception date ................................   7/1/93
Assuming reinvestment of all distributions
  12-month total return .......................   18.33%
Net asset value per share on 12/31/98 .........   $13.76
Net asset value per share on 12/31/97 .........   $11.92

Portfolio Managers' Discussion

     Ophelia Barsketis and Deborah Jansen, senior vice presidents of Stein Roe and Farnham Incorporated, are portfolio co-managers of Stein Roe Global Utilities Fund, Variable Series.

What was the investment environment like over the past 12 months?

     The past 12 months presented investors with a number of challenges. First, lingering concern about Asia's weakening economies and the possibility of slower economic growth around the world created a negative effect on global stock markets. However, economies in the U.S. and other well-established markets, particularly in Europe, continued to have well-balanced growth with few signs of inflation. European markets also benefited from the impending European Monetary Union (EMU). After stock market indices in the U.S. and Europe reached high levels in July, stock prices tumbled in August, when a monetary and political crisis in Russia emerged. Financial markets worldwide worried that this crisis, along with continued weakness in Asia, would result in a global economic slowdown. Investors quickly sold emerging market securities based on fears of underlying economic problems. Other stock and bond markets around the world declined as investors sought safe havens in strong currencies such as the U.S. dollar and relatively stable investments such as U.S. Treasury securities and blue-chip stocks. This flight to quality increased demand for U.S. government bonds, and long-term interest rates fell sharply. In the utility sector, investors' desire for quality led them to "plain vanilla" utility stocks with little or no exposure to the weak economies of Asia, Russia, Eastern Europe and Latin America. As concerns about the world's economies continued, the Federal Reserve Board announced a series of interest rate cuts during the Fall that were intended to reduce the likelihood of a recession. Global markets reacted positively and were further encouraged by the Group of Seven industrial nations and the International Monetary Fund's commitment to promote global liquidity.

What was the Fund's strategy during the period?

     We maintained our emphasis on a globally diversified portfolio of high-quality utilities, but we reduced our investments in Asian and emerging market utility stocks throughout the period. While we believed that many companies in these countries had attractive long-term investment characteristics, we were more concerned with economic, political and monetary instability. We concentrated our activity on companies that provide basic electric, gas, water and telephone service to territories with attractive demographics. For example, in the U.S. we had good performance from FPL Group (2.6% of net assets), a Florida-based electric utility whose diversification activities have been limited to the United States. FPL serves a high-growth service area in the Southeast. Overseas, COLT Telecom (2.9% of net assets) of the United Kingdom generated strong returns. COLT is a London-based telecommunications company that provides service only in Europe. The company's stock price increased about 292% during the period, reflecting its prospects for healthy earnings growth.

What is your outlook for the period ahead?

     We believe that we will see interest rates decline further in both the U.S. and Europe -- a positive scenerio for utility stocks. Looking ahead, we will maintain our conservative focus on a broadly diversified portfolio of quality utilities. Our strategy will be to concentrate on domestic and European stocks. We plan to avoid utilities in Asia and emerging markets until we see signs of political and economic stability. Despite increased volatility the past year, many of our core top-quality holdings in the U.S. and Europe performed well. While we intend to continue emphasizing these types of holdings, we believe that deregulation, privatization and the European Monetary Union will provide additional opportunities to seek attractive returns.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable
Series
--------------------------------------------------------------------------------


Stein Roe Global Utilities Fund, Variable Series vs. MSCI World ND Index and S&P Utilities Index

Change in value of $10,000 from 7/1/93-12/31/98

--------------------------------------------------------------------------------
               Average Annual Total Returns on December 31, 1998

           Life          1 Year          3 Years          5 Years
          12.73%         18.33%          17.52%           14.50%
--------------------------------------------------------------------------------

[Plot Points for Stein Roe Global Utilities Fund]

                                              Stein Roe Global Utilities Fund,
           S&P Utilities     MSCI World ND            Variable Series
7/1/93          10000            10000                    10000
                10232            10203                    10110
                10727            10669                    10350
                10700            10469                    10260
                10681            10755                    10120
                10143            10144                     9670
12/31/93        10090            10638                     9830
                10156            11337                     9667
                 9582            11188                     9219
                 9257            10703                     8954
                 9489            11031                     9148
                 9232            11057                     8761
6/30/94          9255            11024                     8577
                 9566            11231                     8883
                 9536            11567                     8913
                 9299            11260                     8699
                 9371            11578                     8812
                 9237            11073                     8771
12/31/94         9289            11178                     8820
                10012            11007                     9353
                 9993            11165                     9418
                 9930            11701                     9364
                10301            12106                     9560
                10622            12207                     9995
6/30/95         10667            12200                    10060
                10941            12808                    10136
                11164            12520                    10376
                11864            12882                    10930
                12116            12676                    11180
                12248            13113                    11387
12/31/95        13109            13494                    11921
                13281            13735                    12148
                12761            13816                    11864
                12486            14043                    11751
                12635            14371                    11660
                12606            14380                    11682
6/30/96         13115            14450                    12125
                12266            13936                    11682
                12552            14094                    11739
                12673            14642                    11785
                13303            14742                    12239
                13601            15565                    12625
12/31/96        13518            15313                    12699
                13585            15494                    12984
                13471            15670                    13150
                13063            15357                    12699
                12843            15856                    12794
                13416            16832                    13233
6/30/97         13830            17668                    13625
                14132            18479                    13850
                13896            17240                    13542
                14494            18174                    14183
                14620            17214                    14373
                15674            17516                    15619
12/31/97        16851            17727                    16350
                16158            18218                    16076
                16730            19447                    16872
                17798            20265                    17983
                17440            20460                    17955
                17372            20201                    17695
6/30/98         18013            20677                    18024
                17098            20641                    18353
                17397            17885                    16052
                18847            18198                    16896
                18515            19841                    17630
                18778            21017                    18059
12/31/98        19339            22041                    19348

[End Plot Points]

Past performance is no guarantee of future results. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, returns would be lower. The Morgan Stanley Capital International World Index ND is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's Utilities Index is an unmanaged index that tracks the performance of domestic utility stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------


Dear Contract Owner:

     Colonial International Fund for Growth, Variable Series seeks long-term capital appreciation by investing primarily in non-U.S. equity securities. The Fund is non-diversified and may invest more than 5% of its total assets in the securities of a single issuer, thereby increasing the risk of loss compared to a diversified fund.

Fund Performance (as of December 31, 1998)

Inception date ................................   5/2/94
Assuming reinvestment of all distributions
  12-month total return .......................    12.96%
Net asset value per share on 12/31/98 .........    $2.00
Net asset value per share on 12/31/97 .........    $1.78

Portfolio Manager's Discussion

     Gita Rao is portfolio manager of Colonial International Fund for Growth, Variable Series and is vice president of Colonial Management Associates, Inc.

What was the investment environment like over the past 12 months?

     Conditions within foreign investment markets varied considerably during the period. Early in the year, financial and economic problems in Asia, and the potential for recession to spread throughout the world, had a negative effect on international markets. Despite this uncertainty, markets in the U.S. and Europe performed strongly during the second quarter, achieving record high levels. In August, however, Russia devalued its currency and experienced a major political crisis. These events helped trigger a dramatic correction in many of the world's investment markets. As fears of a global economic slowdown resurfaced, international equity markets became increasingly volatile. In the ensuing flight to quality, investors worldwide sought safe havens in strong currencies and relatively stable investments such as U.S. Treasury securities and blue-chip stocks. In the fall, the U.S. Federal Reserve Board cut short-term interest rates three times -- in September, October and November. The Fed's intervention appeared to have a global impact, as investors generally concluded that lower rates would reduce the potential for a global recession. In the fourth quarter, many global markets began to recover. By year end, low interest rates, low inflation and cooperative global central banks contributed to strong recoveries in a number of well-established investments, particularly in Europe.

What was the Fund's strategy during the period?

     The Fund had a large exposure to Europe during the period -- a strategy implemented for two important reasons. First, a number of countries within Europe appear to offer promising growth prospects. Second, we believe that the relatively stable governments and economies in Europe can promote a degree of stability amid the higher volatility present in other, less-developed foreign markets. The European Monetary Union (EMU) could be the driving force behind future growth in Europe. Taking place on January 1, 1999, this historic event marks the beginning of a period where 11 European countries and financial markets began to act as a single economy with a common currency -- the Euro. Under the EMU, companies have added incentive to become more efficient global competitors through corporate restructuring and consolidation. As local governments also continue to focus on maintaining strong fiscal control, we believe this union should offer investors attractive opportunities for future growth.

What is your outlook for the period ahead?

     We expect the market volatility witnessed in 1998 to continue -- a scenario that we believe should provide the Fund with opportunities to purchase quality stocks at attractive prices. We anticipate the EMU to have a positive effect on stock prices in Europe. Companies that fail to make proper adjustments will likely struggle, while others will adapt more favorably to a barrier-free marketplace and develop competent global business strategies that will strengthen their competitive positions. In Asia and other emerging markets, we believe the worst has passed and that, while economies still appear weak, the process of recovery appears to have begun. We are encouraged by the recent commitment by the Group of Seven (G7) and the International Monetary Fund to promote global liquidity. We believe these efforts may provide less-developed foreign economies with a degree of relative stability during challenging economic times, and may also help reduce some of the market volatility we have witnessed over the past year.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------


Colonial International Fund for Growth, Variable Series vs. Morgan Stanley Capital International EAFE Index

Change in value of $10,000 from 5/2/94-12/31/98

--------------------------------------------------------------------------------
               Average Annual Total Returns on December 31, 1998

           Life          1 Year          3 Years
          3.00%          12.96%          4.89%
--------------------------------------------------------------------------------

[Plot Points for Colonial International Fund for Growth]

            Colonial International Fund for Growth,
                       Variable Series                 MSCI EAFE
5/1/94                      10000                        10000
                             9900                         9943
6/30/94                      9700                        10083
                             9950                        10180
                            10250                        10421
                             9950                        10093
                            10000                        10429
                             9550                         9928
12/31/94                     9400                         9990
                             8850                         9606
                             8700                         9579
                             8850                        10176
                             9100                        10559
                             9100                        10433
6/30/95                      9050                        10250
                             9550                        10888
                             9550                        10473
                             9700                        10677
                             9550                        10390
                             9700                        10679
12/31/95                     9950                        11110
                             9899.49                     11155
                             9899.49                     11193
                            10101.5                      11431
                            10657.1                      11763
                            10556.1                      11546
6/30/96                     10606.6                      11611
                            10202.5                      11272
                            10354.1                      11297
                            10455.1                      11597
                            10202.5                      11478
                            10606.6                      11935
12/31/96                    10508.7                      11781
                            10562.3                      11369
                            10669.5                      11555
                            10669.5                      11597
                            10615.9                      11658
                            11420.2                      12417
6/30/97                     12009.9                      13102
                            12063.5                      13314
                            11225.7                      12319
                            11655.3                      13010
                            10634.8                      12010
                            10312.6                      11887
12/31/97                    10164.9                      11991
                            10507.5                      12539
                            11021.4                      13344
                            11706.7                      13755
                            11935.1                      13864
                            11935.1                      13796
6/30/98                     11649.6                      13901
                            11992                        14042
                            10238                        12302
                             9781                        11925
                            10524                        13168
                            11096                        13842
12/31/98                    11482                        14389

[End Plot Points]

Past performance is no guarantee of future results. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, returns would be lower. The Morgan Stanley Capital International EAFE ND Index is a widely recognized index that tracks the performance of international stocks by market capitalization. Indexes are not investments, do not incur fees or expenses and are not professionally managed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------


Dear Contract Owner:

     Colonial Strategic Income Fund, Variable Series seeks as high a level of current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and lower-rated corporate debt securities. The Fund may invest a substantial portion of its assets in lower-rated bonds (commonly referred to as "junk bonds"), and therefore, may not be suitable for all investors. Purchasers should carefully assess the risks associated with an investment in the Fund.

Fund Performance (as of December 31, 1998)

Inception date ................................   7/5/94
Assuming reinvestment of all distributions
  12-month total return .......................     6.03%
Net asset value per share on 12/31/98 .........   $11.08
Net asset value per share on 12/31/97 .........   $11.15

Portfolio Manager's Discussion

     Carl Ericson is portfolio manager of Colonial Strategic Income Fund, Variable Series. Mr. Ericson is a senior vice president of Colonial Management Associates, Inc. and director of the Taxable Fixed Income Department.

What was the investment environment like over the past 12 months?

     The past 12 months presented investors with a number of challenges. First, lingering concern about Asia's weakening economies and the possibility of slower economic growth around the world had a negative effect on global securities. However, economies in the U.S. and other well-established markets, particularly in Europe, continued to have well-balanced growth with few signs of inflation. European markets also benefited from anticipation of the European Monetary Union
(EMU) that took place on January 1, 1999. In July, the U.S. economy slowed down and concerns about unstable conditions in Asia resurfaced. Markets became increasingly volatile in August, when Russia experienced a major monetary and political crisis. Financial markets worldwide worried that this crisis, along with continued weakness in Asia, would result in a global economic slowdown. Volatility increased sharply and there was a full-fledged flight to quality as investors sought relatively stable investments such as U.S. Treasury securities. However, the Federal Reserve Board's announcement of interest rate cuts in September, October and November convinced investors that the economy would continue to grow and many market sectors began to recover.

What was the Fund's strategy during the period?

High-Yield Corporate Bonds

     High-yield corporate bonds had good performance during the first part of the year. Uncertainty in the economy's ability to grow created a flight to quality that favored high-quality U.S. Treasury bonds. However, as the period closed, high-yield bonds were showing strong signs of recovery. Asset and cash flow protection are critical factors in the high-yield sector. High-yield corporate bonds represented approximately 37% of the Fund's assets. While this sector performed well early in the year, we were selective in our investments. We favored non-cyclical companies with strong asset or cash flow protection that could provide a financial cushion during periods of slower growth. This strategy worked well during the autumn months, when prices of more-cyclical bonds fell dramatically. For example, EchoStar Satellite Broadcasting Corp. (1.09% of net assets) generated good performance during the period. EchoStar is the established market leader in direct satellite broadcasting, with a higher growth rate and larger channel capacity than any of its competitors. In addition, the company recently announced that it would refinance its debt, taking advantage of the higher credit quality afforded it by the increasing value of its satellites.

U.S. Government Bonds

     Treasury securities accounted for almost 30% of the portfolio, although we did increase their weight during the late summer months. These holdings benefited the Fund when the Treasury market rallied during May and June, and again, during August and September, when investors around the world demanded the high credit quality and strong liquidity of U.S. government securities. Prices rose dramatically as yields were pushed down to their lowest levels in almost 30 years.

Foreign Bonds

     Foreign government bonds rounded out the portfolio's holdings, representing approximately 24% of net assets. Early in the year, emerging market bonds had good performance. However, they quickly fell out of favor after the Russian economic crisis in August. Throughout the year, the majority of the portfolio's foreign bond assets were invested in European governments. During this period, interest rates of the 11 countries that became economically unified on January 1, 1999, began to move towards a common rate. As a result, bonds of these governments began to offer limited future price appreciation potential. We sought value in countries not participating in the EMU, but whose interest rates might still fall towards the EMU standard, and thus generate bond price increases. For example, we made an investment in Greece,

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------


which has demonstrated a commitment to fiscal control as it hopes to qualify for inclusion in the economic union by 2002. As these efforts gain credibility, we expect that interest rates in Greece will fall to approach those of the EU -- a scenario offering the potential for good price increases for their government securities.

What is your outlook for the period ahead?

     We expect moderate economic growth, continued low inflation and potentially lower interest rates in the U.S. These conditions all increase the likelihood that high-yield companies will be able to generate enough cash flow to meet their debt obligations, setting the stage for bond prices to continue their recovery. U.S. Treasury bonds would also benefit from this environment, although we don't expect price gains to be as dramatic as they were during the second half of 1998. Overseas, we believe that European bonds should continue to benefit from economic unity. In emerging markets, the worst may be over and we will look for select opportunities in countries that are making progress towards fiscal and monetary responsibility. We will continue to actively manage the portfolio's asset mix in order to achieve the most attractive combination of long-term price appreciation, current income and manageable risk.


Colonial Strategic Income Fund, Variable Series vs. Lehman Brothers Government/Corporate Bond Index

Change in value of $10,000 from 7/31/94-12/31/98

--------------------------------------------------------------------------------
               Average Annual Total Returns on December 31, 1998

           Life          1 Year          3 Years
          9.75%          6.03%           8.31%
--------------------------------------------------------------------------------

[Plot Points for Colonial Strategic Income Fund]

           Colonial Strategic Income Fund,     Lehman Government/
                  Variable Series             Corporate Bond Index
7/94                   10000                         10000
                       10050                         10004
9/94                   10010                          9853
                       10050                          9842
                        9940                          9824
12/94                  10029                          9889
                       10163                         10079
                       10408                         10312
                       10593                         10382
                       10788                         10526
                       11085                         10968
6/95                   11136                         11055
                       11238                         11013
                       11238                         11154
                       11433                         11267
                       11587                         11432
                       11699                         11620
12/95                  11865                         11792
                       12038                         11865
                       11940                         11613
                       11886                         11516
                       11940                         11437
                       11951                         11418
6/96                   12027                         11570
                       12124                         11597
                       12264                         11568
                       12513                         11774
                       12707                         12049
                       13009                         12271
12/96                  13031                         12134
                       12995                         12148
                       13090                         12174
                       12901                         12029
                       13066                         12205
                       13279                         12319
6/97                   13468                         12467
                       13786                         12848
                       13692                         12704
                       13987                         12904
                       14011                         13111
                       14081                         13180
12/97                  14218                         13318
                       14448                         13506
                       14486                         13478
                       14588                         13520
                       14652                         13588
                       14715                         13734
6/98                   14741                         13873
                       14868                         13885
                       14319                         14156
                       14638                         14561
                       14664                         14458
                       15085                         14544
12/98                  15075                         14580

[End Plot Points]

Past performance is no guarantee of future results. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government agency, Treasury and investment-grade corporate bonds. Indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, returns would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable Series
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial U.S. Stock Fund, Variable Series seeks long-term capital growth by investing primarily in large capitalization equity securities.

Fund Performance (as of December 31, 1998)

Inception date ................................   7/5/94
Assuming reinvestment of all distributions
  12-month total return .......................    20.15%
Net asset value per share on 12/31/98 .........   $18.79
Net asset value per share on 12/31/97 .........   $16.29

Portfolio Manager's Discussion

     Mark Stoeckle is portfolio manager of Colonial U.S. Stock Fund, Variable Series and is a vice president of Colonial Management Associates, Inc.

What was the investment environment like over the past 12 months?

     The 12-month period continued a theme that has now defined the market for several years -- large-cap stocks outperformed small- and medium-cap stocks, and the largest of the large performed the best. In fact, much of the 28.6% climb in the S&P 500 Index, a proxy for large-company U.S. stocks, can be attributed to the success of the 20 largest companies. Fourteen of these companies are either not owned or are underweighted in the portfolio because several appear overpriced, and thus, do not meet our value-driven criteria. While this environment created a challenge to outperforming the index, the Fund did perform well during the period, achieving success within the parameters of its value orientation.

     We see three reasons for the dominance of large-company stocks. First, amid an uncertain global economic environment, investors have preferred the stability and liquidity of large-company stocks. Second, consumers have invested heavily in index-weighted portfolios, skewing demand to the larger companies. And third, foreign investors, who now hold a fairly significant share of the U.S. market, favor the large-company names they recognize.

What was the Fund's strategy during the period?

     The Fund's strategy is to be well diversified among sectors much more so than traditional large-cap value funds, which often concentrate on a narrow selection of undervalued industries. The Fund looks at the value of a stock relative to its industry sector, not the market as a whole. One of the many value measures we consider is a company's price-to-earnings ratio (P/E ratio), which looks at a company's stock price relative to its annualized earnings per share. In general, the lower a stock's P/E ratio is relative to its peers, the "less expensive" the stock is to buy. As a value fund, the portfolio has an average P/E ratio of 23.8 (as of 12/31/98), compared to 28.6 for the S&P 500 Index.

     At first glance, some of the holdings in this portfolio may appear to be growth stocks. However, these stocks are "values" because of the price at which they were available relative to other stocks in the same industry and also because of their track record of delivering consistent earnings. Technology holdings such as Microsoft (2.8% of net assets) are consistent with fund objectives, notwithstanding their popularity among investors.

What is your outlook for the period ahead?

     We remain optimistic about the outlook for large-company stocks. While economic growth may slow in the coming year, the Federal Reserve Board has proven itself willing to adjust interest rates in response to threats of recession. Because the Fund holds only domestic companies, its direct exposure to the economic woes of foreign countries is limited (though these problems may affect the large multinationals to some degree).

     Corporate management teams are optimistic about the first half of 1999. They have pulled back from businesses outside their proven strengths and installed new technologies to obtain management information on a more timely basis. Strict cost control is also improving the bottom line.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable Series
--------------------------------------------------------------------------------


Colonial U.S. Stock Fund, Variable Series vs. S&P 500 Index

Change in value of $10,000 from 7/31/94-12/31/98

--------------------------------------------------------------------------------
               Average Annual Total Returns on December 31, 1998

           Life          1 Year          3 Years
          23.90%         20.15%          24.63%
--------------------------------------------------------------------------------

[Plot Points for Colonial U.S. Stock Fund]

              Colonial U.S. Stock Fund,
                   Variable Series         S&P 500
7/31/94                10000                10000
                       10400                10409
                       10195                10155
                       10361                10383
                        9990                10005
12/31/94               10175                10153
                       10433                10416
                       10849                10822
                       11136                11140
                       11364                11468
                       11770                11926
6/30/95                12028                12202
                       12444                12607
                       12394                12638
                       12810                13171
                       12761                13124
                       13246                13700
12/31/95               13197                13964
                       13549                14439
                       13816                14573
                       13891                14713
                       14403                14930
                       14745                15314
6/30/96                14425                15373
                       13731                14694
                       14190                15004
                       14884                15848
                       15257                16285
                       16346                17515
12/31/96               16079                17168
                       17255                18240
                       17243                18383
                       16554                17629
                       17436                18681
                       18431                19823
6/30/97                19132                20704
                       20658                22351
                       19946                21100
                       20975                22255
                       20014                21512
                       20828                22507
12/31/97               21261                22893
                       21496                23146
                       22984                24815
                       24146                26085
                       24133                26352
                       23532                25899
6/30/98                24433                26951
                       23950                26666
                       20047                22813
                       20974                24276
                       22762                26248
                       24146                27838
12/31/98               25544                29441

[End Plot Points]

Past performance is no guarantee of future results. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, returns would be lower. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of a selection of widely held common stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------


Dear Contract Owner:

     Newport Tiger Fund, Variable Series seeks long-term capital growth by investing primarily in equity securities of companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines).

Fund Performance (as of December 31, 1998)

Inception date ................................   5/1/95
Assuming reinvestment of all distributions
  12-month total return .......................    (6.43)%
Net asset value per share on 12/31/98 .........    $1.57
Net asset value per share on 12/31/97 .........    $1.71

Portfolio Managers' Discussion

     Jack Mussey is president and chief executive officer of Newport Fund Management, Inc. and portfolio co-manager of Newport Tiger Fund, Variable Series. Tim Tuttle is managing director of Newport Fund Management and portfolio co-manager of Newport Tiger Fund, Variable Series.(1)

What was the investment environment like over the past 12 months?

     During the first nine months of 1998, the economies of most Asian countries remained weak. The financial and economic problems that began in 1997 remained mostly unresolved in 1998, encouraging global investors to avoid Asian equity markets. During the second and third quarters of 1998, the devaluation of Russia's currency and increasing concerns about Latin America's economic stability renewed fears of a worldwide economic crisis. In the fourth quarter, however, the genuine negative sentiment that existed throughout most of 1998 began to change. As global central bankers made concerted efforts to reduce fears of a global economic slowdown, Asian markets staged an impressive fourth-quarter rally. Investor confidence received an added boost when the U.S. Federal Reserve Board lowered short-term rates three times in the fall of 1998.

What was the Fund's strategy during the period?

     In managing the Fund, we continue to take a conservative approach by focusing on countries with relatively stable economies and banking systems, and well-financed corporations. Hong Kong, China, Singapore and, to some extent, the Philippines, offer a variety of high-quality companies with strong balance sheets. We believe these companies have a better chance of weathering a global recession, should that scenario continue to build. Within the financially and fundamentally weaker Tiger countries, including Indonesia, Thailand, South Korea and Malaysia, economic numbers remained negative in 1998. While the extent of recession in these countries is showing some degree of improvement, many still have high debt levels that have been compounded by deflation (the general decline in the prices for goods and services). Moreover, the banking systems in these countries remain virtually bankrupt.

What is your outlook for the period ahead?

     Many variables will affect future economic growth across Asia. The ability of Asian companies to grow depends somewhat on the economies of Japan, the U.S. and Europe. We believe that U.S. and Europe will continue to grow moderately in 1999, providing enough demand for Asian exporters to survive. However, it is too early to predict when the turnaround in Japan will begin. We believe that China still holds the key to long-term growth opportunities in Asia, and we remain optimistic about its potential. The Chinese government is projecting 7% growth for 1999, down slightly from 1998. Current growth is coming mostly from government spending on infrastructure projects that employ a lot of people. While exports did not grow in 1998 and consumption slowed, China finished 1998 with a $40 billion surplus in their current account -- a clear sign of financial strength. Other positive factors include $45 billion in additional capital from direct foreign investment in 1998, and no inflation. The Fund is not investing directly in China. We believe the best quality Chinese companies are listed on the Hong Kong exchange.

(1)Investing in Newport Tiger Fund, Variable Series offers long-term growth potential. However, the value will fluctuate due to economic and political developments and currency fluctuations. Many of the Asian countries are considered emerging, which means there may be greater risks associated with investing there than in more-developed countries. Because market conditions change frequently, there can be no assurance that the trends described herein will come to pass or affect the performance of the Fund.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------


Newport Tiger Fund, Variable Series vs. Morgan Stanley Capital International EAFE GDP

Change in value of $10,000 from 5/1/95-12/31/98

--------------------------------------------------------------------------------
               Average Annual Total Returns on December 31, 1998

           Life          1 Year          3 Years
          (5.01)%        (6.43)%         (10.38)%
--------------------------------------------------------------------------------

[Plot Points for Newport Tiger Fund]

                Newport Tiger Fund,
                  Variable Series      MSCI EAFE GDP
5/1/95                 10000               10000
                       11100                9903
6/30/95                10900                9793
                       11200               10433
                       10850                9997
9/30/95                11050               10116
                       11000                9823
                       11050               10030
12/31/95               11500               10459
                       12661               10592
                       12560               10623
3/31/96                12560               10764
                       12509               11099
                       12459               10935
6/30/96                12207               11021
                       11551               10705
                       11954               10699
9/30/96                12307               10993
                       12207               10873
                       12812               11337
12/31/96               12850               11257
                       12748               11045
                       12748               11121
3/31/97                11983               11333
                       11779               11306
                       12850               11895
6/30/97                13462               12603
                       13666               12881
                       11321               11956
9/30/97                11678               12724
                        9026               11784
                        8873               11736
12/31/97                8848               11906
                        7554               12525
                        9210               13245
3/31/98                 9158               13966
                        8382               14176
                        7244               14377
6/30/98                 6520               14511
                        6002               14700
                        5123               12763
9/30/98                 6002               12407
                        7761               13788
                        8279               14503
12/31/98                8279               15086

[End Plot Points]

Past performance is no guarantee of future results. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, returns would be lower. The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) GDP Index is a broad-based, unmanaged index that tracks the performance of foreign stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------


Dear Contract Owner:

     Liberty All-Star Equity Fund, Variable Series seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. Liberty Asset Management Company ("LAMCO") is the manager of the Fund.

Portfolio Managers' Discussion

     The stock market, as measured by the S&P 500, surprised strategists with a fourth consecutive year of gains in excess of 20%. It was not a year without drama, though, as volatility increased significantly when news of global instability again made the headlines. The flight to quality that ensued benefited a narrow group of large-capitalization growth stocks, as investors were willing to pay high premiums for their earnings visibility. That narrow leadership was evident when one looks at the performance of the largest stocks in the S&P 500. The twenty largest growth stocks in that index accounted for more than half its gain in 1998. Those same stocks now comprise more than a third of its capitalization, a level not seen since the early 1970s.

     Liberty All-Star Equity Fund, Variable Series had an 18.67% return for the year, compared to 16.54% for the Lipper Growth & Income Variable Annuity Average(1). Growth considerably outperformed value as an investment style during the year, particularly in the larger-capitalization stocks. LAMCO's blending of both value and growth styles means your Fund always participates, regardless of which style is in vogue. It also means the Fund is always positioned for that inevitable rotation in style leadership, regardless of when it occurs. Over the long term, we believe that translates into less volatile and more predictable results.

Fund Performance (as of December 31, 1998)

Inception date ................................ 11/17/97
Assuming reinvestment of all distributions
  12-month total return .......................    18.67%
Lipper Growth & Income variable annuity
  average .....................................    16.54%
Net asset value per share on 12/31/98 .........   $11.90
Net asset value per share on 12/31/97 .........   $10.07

What is your investment strategy?

     The Fund's investment program is based upon LAMCO's multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations ("Portfolio Managers") -- currently five in number -- each of which employs a different investment style. LAMCO, from time to time, rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

     In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager because of the following primary factors:

     (i) Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics.

     (ii) Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions.

     (iii) Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one such style on investment performance will be diluted, and the investment performance of the total portfolio will be more consistent and less volatile over the long term than if a single style were employed throughout the entire period.

     (iv) More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average annual rate of return.

     LAMCO, based on the foregoing principals and on its analysis and evaluation of information regarding the personnel and investment styles and performance of a universe of several hundred professional investment management firms, has selected for appointment by the Fund a group of Portfolio Managers representing a blending of different styles which, in its opinion, is appropriate to the Fund's investment objective.

     LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and, from time to time, may recommend changes of Portfolio Managers based on factors such as changes in a Portfolio Manager's investment style or departure by a Portfolio Manager from the investment style for which it had been selected, a deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel.

(1)Lipper, Inc. a widely respected data provider in the industry, calculates an average total return for funds with similar investment objectives as the Fund. The average total return calculated for the Lipper Growth & Income --Variable Annuities peer group of 155 funds was 16.54% for the 12-months ended December 31, 1998. The Fund had a total return of 18.67% and was ranked 66 out of the 155 funds.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------


The Fund's current Portfolio Managers are:

(1) Boston Partners Asset Management, L.P. (2) J.P. Morgan Investment Management Inc. (3) Oppenheimer Capital (4) Westwood Management Corporation (5) Wilke/Thompson Capital Management, Inc.

Manager Roundtable

     Depending on which part of it you are talking about, the stock market in 1998 was either very, very good or very, very mediocre. As All-Star's portfolio managers point out in this Roundtable, the disparity in returns based on investment style, market capitalization and industrial sector reached an all-time high. It was also the most volatile year since 1987.

     How do All-Star's portfolio managers interpret the year? For answers, we talk with All-Star's five managers in this 1998 Annual Report Roundtable. The Fund Sub-Advisor, Liberty Asset Management Company (LAMCO), serves as the moderator of the Roundtable. The participating portfolio managers and their investment styles are:

Boston Partners Asset Management, L.P.
Portfolio Manager/Mark E. Donovan,
Chairman, Equity Strategy Committee

     Value Investment Style -- Boston Partners is a value style manager investing in undervalued companies that have sound business fundamentals and positive business momentum. The firm searches for companies with low price-to-earnings and price-to-book value ratios where a catalyst for positive change has been identified. Boston Partners is the newest of All-Star's five portfolio management firms, having been named to the All-Star team in May 1998.

J.P. Morgan Investment Management Inc.
Portfolio Manager/Henry D. Cavanna,
Managing Director

     Value Investment Style -- J.P. Morgan Investment Management invests primarily in the stocks of medium to large-size companies that are undervalued relative to their projected growth rates. The firm focuses on individual stock selection, rather than sector rotation, style/theme investing or market timing. Portfolios are characterized by above-market earnings and dividend growth, but price-to-book and price-to-earnings ratios that are below or in line with the market.

Oppenheimer Capital
Portfolio Manager/John G. Lindenthal,
Managing Director

     Value Investment Style -- Oppenheimer invests in the stocks of quality companies with sound business prospects that are considered undervalued because they are currently disliked or are being overlooked by investors. Research focuses on cash flow analysis. Purchase candidates exhibit a high return on equity, large undedicated cash flow, and reasonable prices in relation to book value.

Westwood Management Corporation
Portfolio Manager/Susan M. Byrne,
President and Chief Investment Officer

     Growth Investment Style -- Westwood's investment strategy is growth at a reasonable price. The firm employs internally generated, bottom-up, fundamental research and seeks to identify stocks with misperceived growth expectations. Proprietary income and balance sheet projections are utilized to identify companies whose securities are typically characterized by higher return on equity, higher forecasted 12-month growth rates, and lower forecasted price/earnings ratios than the market.

Wilke/Thompson Capital Management, Inc.
Portfolio Manager/Mark A. Thompson,
Chief Investment Officer

     Growth Investment Style -- Wilke/Thompson concentrates on high-quality growth stocks with sustainable earnings over a spectrum of market capitalizations and emphasizes bottom-up stock picking and fundamental research. The firm utilizes a team approach to stock selection and ongoing portfolio management.

LAMCO: Let's begin by looking at 1998, with emphasis on the fourth quarter. At the same time, perhaps you could also focus on the time period between July and November, when the market went through an entire cycle in five months. What lessons do investors take away from this "time compression?" Susan Byrne, why don't you get us started?

Byrne (Westwood -- Growth): Westwood's style leads us to growth companies that are selling at reasonable valuations. Market leadership within the S&P 500 has narrowed to a handful of companies that are selling at anything but reasonable valuations. For example, the top five companies in the S&P 500 are selling at 50 times 1999 earnings, while the remaining 495 are selling at 18 times 1999 earnings. These same five companies as a group had a 50% return in 1998, while the bottom 495 returned only 5% as a group. The lesson here is that such a disparity cannot persist for an infinite amount of time. The top companies are priced for perfection and there is very little margin for error. Remember that trees don't grow to the sky. Westwood is finding much more compelling growth company valuations in the bottom 450 of the S&P 500.

LAMCO: Good thoughts to start off with. Mark Thompson, let's hear from another growth manager.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------


Thompson (Wilke/Thompson -- Growth): We are happy to report that 1998 was strong for Wilke/Thompson. The year began with concerns over the economic health of the Far East and ended with a military confrontation with Iraq. In addition, the President was investigated and ultimately impeached by the House of Representatives. A major hedge fund required a bail-out after facing the prospect of insolvency. In the face of these uncertainties, noted experts advised investors to be cautious. Yet, the S&P 500 Index posted its fourth consecutive year of 20% plus returns. The positive forces that drove the market were declining interest rates and low levels of inflation. Internet stocks continued to capture the attention of investors, and 1998 was a record year for merger and acquisition activity. What may be most remarkable about the year was the resiliency of the S&P 500. After the market closed on October 8, the S&P 500 was actually down -1.8% for the year. Yet it closed the year with a 28.6% gain.

Our disciplined approach keeps us fully invested and focused on the long-term fundamentals of the companies in which we invest. Since headlines and controversy are seldom relevant to long-term investors, being fully invested allowed our portfolios to enjoy strong returns for the year, despite the fact that the stock market was driven by larger-cap stocks.

LAMCO: Thank you. Turning to the value perspective, Henry Cavanna, what's the view from J.P. Morgan?

Cavanna (J.P. Morgan -- Value): Overall, 1998 was a remarkable year in which returns were strong for large-cap stocks and performance trends of the prior years became extreme. The market did well even though earnings growth for the overall economy slowed. Growth, high quality and size -- meaning the largest companies -- led the market again, but to a greater extent than in prior years. Industrial companies, whose earnings came under pressure due to global economic forces, did poorly. In hindsight, the ability of companies to produce earnings growth in this volatile year appeared to be the key factor supporting investment success.

We follow a valuation discipline that makes some of these market leaders look expensive. Earnings momentum and a higher certainty of near-term earnings are catalysts for owning a stock only if we are able to make a longer-term valuation case for the holding. Nevertheless, we were able to keep pace with the market in the fourth quarter, helped by a diversification approach that keeps us invested in all major market sectors, including technology, which exploded on the upside in the fourth quarter.

The July through November period was unusually volatile, triggered by global events that included a Russian default and a subsequent credit crisis that threatened the survival of a number of high-profile hedge funds along with the stability of the global economic expansion. The intervention of and easing by central bankers around the world stabilized markets and helped to restore investor confidence, producing the stunning rally in the U.S. stock market over the past several months.

LAMCO: John Lindenthal, share Oppenheimer's thoughts about the year, please.

Lindenthal (Oppenheimer -- Value): Our value style of investing definitely lagged during 1998, especially during the recovery phase from the market lows of early October. The equity market has been primarily momentum driven with a high degree of emphasis on large-capitalization technology stocks. Although the two technology companies we own (Intel and Nokia) performed well, it is not an area of concentration for us. Additionally, the large-capitalization consumer non-durables, especially pharmaceutical companies, performed well, also an area of underweighting for us. The obvious lesson from the very volatile period of the fall of 1998 is patience and not giving into emotional decisions. The key is fundamental analysis of individual companies and acting as an investor and not a near-term trader. Also, from an overview perspective, markets are primarily liquidity driven, and the Federal Reserve Board has added an enormous amount of funds to the financial system since early October.

LAMCO: Mark Donovan, as Boston Partners is All-Star's newest portfolio manager for All-Star, this is your first Roundtable. Maybe you can wrap up the discussion about 1998 by sharing your perspective.

Mark Donovan (Boston Partners -- Value): The S&P 500 finished 1998 with a flurry of activity in the fourth quarter, ending a year of volatility not experienced since 1987. The quarter's 21.3% gain for the S&P brought the full-year return to over 28%. This year was not only the most volatile since the 1987 crash, it also saw the most dramatic divergence in performance between various styles of investing, as the large-cap growth style beat out all other styles by an unprecedented margin. Perhaps the lesson to be learned through this period is that one must be committed to one's investment style, yet be nimble in terms of one's decision-making process.

The difference in performance between capitalization sectors was perhaps the biggest single hurdle faced by active managers in 1998. For large-cap value managers, any deviation in average weighted market capitalization relative to the S&P 500 was a sure cause of underperformance. As most of the top-performing stocks in this index were large-cap growth names, it's no wonder that 98% of the large-cap value funds, as tracked by Lipper Analytical Services, underperformed the S&P 500. One way to understand the influence that mega-cap stocks have on performance of the index is to look at the annual return of the average stock in the S&P 500, which rose only 13%.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------


Liberty All-Star Equity Fund, Variable Series vs. Russell 3000 Index

Change in value of $10,000 from 11/30/97-12/31/98

--------------------------------------------------------------------------------
               Average Annual Total Returns on December 31, 1998

           Life          1 Year          3 Years
          17.99%         18.67%            N/A
--------------------------------------------------------------------------------

[Plot Points for Liberty All-Star Equity Fund]

           Liberty All-Star Equity Fund,
                  Variable Series           Russell 3000 Index
11/97                  10000                      10000
12/97                  10080                      10200
 1/98                  10030                      10253
 2/98                  10901                      10987
 3/98                  11421                      11531
 4/98                  11521                      11645
 5/98                  11211                      11357
 6/98                  11461                      11741
 7/98                  11221                      11528
 8/98                   9469                       9762
 9/98                  10080                      10428
10/98                  10821                      11220
11/98                  11351                      11906
12/98                  11962                      12663

[End Plot Points]

Past performance is no guarantee of future results. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, returns would be lower. The Russell 3000 Index is a capitalization weighted total return index which is comprised of 3000 of the largest capitalized U.S. domiciled companies whose common stock traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. This portfolio of securities represents approximately 98% of the investable U.S. equity market. Indexes are not investments, do not incur fees or expenses and are not professionally managed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series
--------------------------------------------------------------------------------


Dear Contract Owner:

     Colonial Small Cap Value Fund, Variable Series seeks long-term growth by investing primarily in smaller-capitalization equities.

Fund Performance (as of December 31, 1998)

Inception date ..................................... 05/19/98
Assuming reinvestment of all distributions
  Cumulative total return since inception ..........   (13.25)%
Net asset value per share on 12/31/98 ..............    $8.59

Portfolio Managers' Discussion

     James Haynie and Michael Rega are portfolio co-managers of Colonial Small Cap Value Fund, Variable Series and are vice presidents of Colonial Management Associates, Inc.

What was the investment environment like during the period?

     Stock prices were volatile throughout the period. After stock prices peaked in mid-July, a third-quarter market correction hit bottom on October 8. From that point, stock prices rebounded nicely through year end. Stocks of small companies experienced more dramatic price swings than those of larger companies, falling further than the market as a whole. Large companies have dominated the market since 1994, but the vigor of small-company stock performance at the end of 1998 was encouraging.

     Ironically, while earnings disappointments from larger companies have alarmed investors, enthusiasm for small-company stocks was also dampened. During uncertain global economic times, investors have continued their flight to quality, preferring the liquidity and perceived stability of large-company stocks.

What was the Fund's strategy during the period?

     Technology stocks clearly led the charge since the Fund began. The NASDAQ Composite Index, a technology bellwether, soared 15.7% over the last six months. In contrast, the S&P 500 Index, a proxy for the broader market, rose 8.4%.

     Internet-related stocks were the strongest element in this upswing. We maintain that the current bidding up of electronic commerce stocks is excessive, based more on speculation than fundamentals. We believe the extent of their rise is unwarranted by the facts. While the Internet is here to stay, it is too early to determine which companies will have staying power. And while online transactions are growing exponentially in number, it's important to consider the minuscule numbers from which they are multiplying.

     With its value orientation and commitment to broad sector diversification, Colonial Small Cap Value Fund, Variable Series could not fully take part in the outsized gains in the technology sector, causing it to lag its benchmarks. The underperformance of financial and retail stocks also negatively impacted performance, as credit-quality issues took center stage. Since inception the Fund generated a total return of negative 13.25% based on net asset value. Despite the Fund's underperformance, we believe our diversified strategy makes the most sense for the long term.

What is your outlook for the period ahead?

     Whether U.S. companies will be able to grow their earnings in 1999 remains to be seen. However, the economy appears to have the ability to continue on its pace of slow, steady growth. In an environment of low interest rates, low inflation and low unemployment, the stock prices of well-managed companies have the potential to move upward. With a broadly diversified portfolio and a focus on attractively valued holdings -- many with little or no international exposure -- we continue to believe Colonial Small Cap Value Fund, Variable Series makes sense for a long-term investment portfolio.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series
--------------------------------------------------------------------------------


Colonial Small Cap Value Fund, Variable Series vs. Russell 2000 Index

Change in value of $10,000 from 5/31/98-12/31/98

--------------------------------------------------------------------------------
               Average Annual Total Returns on December 31, 1998

           Life          1 Year          3 Years
          (13.25)%        N/A              N/A
--------------------------------------------------------------------------------

[Plot Points for Colonial Small Cap Value Fund]

           Colonial Small Cap Value Fund,
                   Variable Series           Russell 2000 Index
 5/98                   10020                      10000
 6/98                   10050                      10021
 7/98                    9120                       9210
 8/98                    7200                       7421
 9/98                    7460                       8002
10/98                    7880                       8329
11/98                    8400                       8765
12/98                    8657                       9307

[End Plot Points]

Past performance is no guarantee of future results. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower. The Russell 2000 Index is an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ. Unlike mutual funds, indexes are not investments, do not incur fees or charges and are not professionally managed. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Investment Trust Colonial High Yield Securities Fund, Variable Series
--------------------------------------------------------------------------------


Dear Contract Owner:

     Colonial High Yield Securities Fund, Variable Series seeks high current income and total return by investing primarily in lower-rated corporate debt securities.

Fund Performance (as of December 31, 1998)

Inception date .................................... 05/19/98
Assuming reinvestment of all distributions
  Cumulative total return from inception ..........    (2.57)%
Net asset value per share on 12/31/98 .............    $9.31

Portfolio Manager's Discussion

     Carl Ericson is portfolio manager of Colonial High Yield Securities Fund, Variable Series. Mr. Ericson is senior vice president of Colonial Management Associates, Inc. and is a chartered financial analyst.(1)

What was the investment environment like during the period?

     The investment environment for high-yield bonds was mixed during the year. Companies continued to generate strong revenue, earnings and cash flow growth, helping both bond and stock markets. Furthermore, market demand for high-yield bonds was strong, with broad market support for all types of new issues. However, during July and August, the economy slowed down, stocks dropped and concerns about unstable conditions in Asia resurfaced. Market conditions became increasingly disorganized as Russia experienced a major economic and political crisis. Investors feared that other emerging and high-yielding market sectors might also have serious problems waiting to surface. Volatility increased sharply with a full-fledged flight to quality, as investors sought relatively stable investments such as U.S. Treasury securities and the household names of large-cap stocks. High-yield bond prices fell and market liquidity declined, producing one of the weakest high-yield markets in almost a decade. However, three successive interest rate cuts by the Federal Reserve Board in September, October and November convinced investors that the economy would continue to grow. Based on a belief that high-yield companies would still be able to generate sufficient cash flows to pay off their debt obligations, the high-yield market recovered nicely, posting its largest one-month gain in history during November.

What was the Fund's strategy during the period?

     A significant proportion of the Fund's assets continued to be invested in cable and telecommunication companies (11.25% and 11.69% of net assets, respectively). Diamond Cable (3.04% of net assets) and Telewest Communications (3.53% of net assets) own cable systems in England where cable penetration and cash flows continue to improve. In the telecommunications sector, Loral Space & Communications (4.18% of net assets) owns satellites and sells capacity to an increasing list of customers needing transmission access.

What is your outlook for the period ahead?

     We have a favorable outlook for improving conditions in the high-yield bond market in the months ahead. We expect moderate economic growth, low interest rates and low inflation to continue. These conditions all increase the likelihood that high-yield companies will be able to generate strong cash flows, setting the stage for further improvement in high-yield bond prices. However, even in an environment that offers little price appreciation, such as we experienced during the second and third quarters of 1998, the relatively high income levels offered by high-yield bonds may provide shareholders with attractive total returns.

(1)Effective January 26, 1999 Andrea Feingold no longer manages Colonial High Yield Securities Fund, Variable Series. Carl Ericson, the director of Colonial's Taxable Fixed Income Department, is now managing the Fund. The Fund has been, and will continue to be, managed by a team with more than 10 years of investment experience on average. We do not anticipate any changes in the investment style of the Fund.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Investment Trust Colonial High Yield Securities Fund, Variable Series
--------------------------------------------------------------------------------


Colonial High Yield Securities Fund, Variable Series vs. CS First Boston High Yield Index

Change in value of $10,000 from 5/31/98-12/31/98

--------------------------------------------------------------------------------
               Average Annual Total Returns on December 31, 1998

           Life          1 Year          3 Years
          (2.57)%         N/A              N/A
--------------------------------------------------------------------------------

[Plot Points for Colonial High Yield Securities Fund]

              Colonial High Yield Securities Fund,
                         Variable Series              First Boston High Yield Index
 5/31/98                      10020                               10000
 6/30/98                      10050                               10021
 7/31/98                      10170                               10091
 8/31/98                       9510                                9406
 9/30/98                       9470                                9405
10/31/98                       9320                                9218
11/31/98                       9940                                9685
12/31/98                       9743                                9663

[End Plot Points]

Past performance is no guarantee of future results. Performance numbers reflect all Fund expenses, net of any voluntary waiver of expenses by the Manager, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower. The CS First Boston High Yield Index is an unmanaged index that tracks the performance of high-yield bonds. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest in an index.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------


To the Shareholders and Trustees of
Liberty Variable Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the nine series constituting Liberty Variable Investment Trust (the "Trust"), formerly Keyport Variable Investment Trust, at December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 1999

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


                                                                        Country
                                                                        Abbrev.        Shares             Value
                                                                       ---------   --------------   -----------------
COMMON STOCKS--90.5%
Construction--2.2%
Building Construction
Centex Corp. .......................................................                   49,200       $ 2,217,075
Hollandsche Beton Groep
  NV ...............................................................       Ne          68,500           845,409
Volker Wessels Stevin NV ...........................................       Ne          12,000           234,280
                                                                                                    -----------
                                                                                                      3,296,764
                                                                                                    -----------
Finance, Insurance & Real Estate--14.7%
Depository Institutions--5.0%
Astoria Financial Corp. ............................................                   31,000         1,418,250
Bank of Montreal ...................................................       Ca          17,300           696,970
First Union Corp. ..................................................                    6,202           377,159
Greenpoint Financial Corp. .........................................                   85,000         2,985,625
M & T Bank Corporation .............................................                      300           155,681
National Australia Bank Ltd. .......................................       Au          38,800           584,619
Toronto-Dominion Bank ..............................................       Ca          34,100         1,197,897
                                                                                                    -----------
                                                                                                      7,416,201
                                                                                                    -----------
Insurance Carriers--6.8%
Allstate Corp. .....................................................                   26,200         1,011,975
American Bankers Insurance
  Group, Inc. ......................................................                   34,400         1,664,100
CIGNA Corp. ........................................................                   30,000         2,319,375
Citigroup Corp. ....................................................                   31,300         1,549,350
Old Republic International
  Corp. ............................................................                   38,100           857,250
Orion Capital Corp. ................................................                    2,500            99,531
St. Paul Cos., Inc. ................................................                   18,000           625,500
Sunamerica, Inc. ...................................................                   21,600         1,752,300
United Healthcare Corp. ............................................                    5,700           245,456
                                                                                                    -----------
                                                                                                     10,124,837
                                                                                                    -----------
Nondepository Credit Institution--0.6%
Associates First Capital Corp. .....................................                    8,124           344,255
Metris Companies, Inc. .............................................                   12,734           640,679
                                                                                                    -----------
                                                                                                        984,934
                                                                                                    -----------
Security Brokers & Dealers--2.3%
A.G. Edwards, Inc. .................................................                   51,300         1,910,925
Merrill Lynch & Co., Inc. ..........................................                   22,500         1,501,875
                                                                                                    -----------
                                                                                                      3,412,800
                                                                                                    -----------
Manufacturing--40.1%
Apparel--0.6%
VF Corp. ...........................................................                   20,000           937,500
                                                                                                    -----------
Chemicals & Allied Products--9.0%
Akzo Nobel NV ADR ..................................................                   28,148         1,256,105
Allergan, Inc. .....................................................                   11,700           757,575
Bristol-Myers Squibb Co. ...........................................                   22,800         3,050,925
Dow Chemical Co. ...................................................                   15,700         1,427,719
Eli Lilly & Co. ....................................................                   10,000           888,750
International Specialty
  Products, Inc. (a) ...............................................                   15,000           203,438


                                                                        Country
                                                                        Abbrev.        Shares             Value
                                                                       ---------   --------------   -----------------
Johnson & Johnson ..................................................                   22,800       $ 1,912,350
Merck & Co., Inc. ..................................................                   16,200         2,392,538
Norsk Hydro A.S. ...................................................                    7,100           242,731
Rexall Sundown, Inc. (a) ...........................................                   27,500           385,000
Warner-Lambert Co. .................................................                   13,500         1,015,031
                                                                                                    -----------
                                                                                                     13,532,162
                                                                                                    -----------
Communications Equipment--0.1%
Ericsson SPA .......................................................       It           3,000           123,769
                                                                                                    -----------
Electronic Components--0.6%
SCI Systems, Inc. (a) ..............................................                   14,600           843,150
                                                                                                    -----------
Fabricated Metal--0.5%
Danaher Corp. ......................................................                   14,600           792,962
                                                                                                    -----------
Food & Kindred Products--2.3%
Anheuser Busch Cos., Inc. ..........................................                   15,000           984,375
Interstate Bakeries Corp. ..........................................                   35,900           949,106
Philip Morris Companies,
  Inc. .............................................................                   27,500         1,471,250
                                                                                                    -----------
                                                                                                      3,404,731
                                                                                                    -----------
Furniture & Fixtures--1.5%
Herman Miller, Inc. ................................................                   31,000           833,125
Masco Corp. ........................................................                   51,000         1,466,250
                                                                                                    -----------
                                                                                                      2,299,375
                                                                                                    -----------
Household Appliances--0.8%
Maytag Corp. .......................................................                   20,000         1,245,000
                                                                                                    -----------
Machinery & Computer Equipment--13.6%
Apple Computer, Inc. ...............................................                   35,000         1,432,812
Applied Materials, Inc. (a) ........................................                   48,000         2,049,000
Black & Decker Corp. ...............................................                   19,800         1,110,037
Caterpillar, Inc. ..................................................                   18,200           837,200
Compaq Computer Corp. ..............................................                   80,000         3,355,000
EMC Corp. (a) ......................................................                   20,000         1,700,000
International Business
  Machines Corp. ...................................................                    6,500         1,200,875
Lexmark International
  Group, Inc. (a) ..................................................                    4,500           452,250
Storage Technology Corp. (a) .......................................                   31,000         1,102,437
Sun Microsystems, Inc. (a) .........................................                   46,500         3,981,562
Tyco International Ltd. ............................................                    5,800           437,537
Unisys Corp. (a) ...................................................                   65,000         2,238,437
Varco International, Inc. (a) ......................................                   68,000           527,000
                                                                                                    -----------
                                                                                                     20,424,147
                                                                                                    -----------
Measuring & Analyzing Instruments--1.3%
Eastman Kodak Co. ..................................................                   20,000         1,440,000
Tektronix, Inc. ....................................................                   17,500           526,094
                                                                                                    -----------
                                                                                                      1,966,094
                                                                                                    -----------
Petroleum Refining--2.6%
Exxon Corp. ........................................................                    8,800           643,500
Mobil Corp. ........................................................                   13,000         1,132,625
Phillips Petroleum Co. .............................................                   34,100         1,453,513
Sunoco, Inc. .......................................................                   18,000           649,125
                                                                                                    -----------
                                                                                                      3,878,763
                                                                                                    -----------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


                                                                        Country
                                                                        Abbrev.        Shares             Value
                                                                       ---------   --------------   -----------------
Primary Metal--0.1%
Bethlehem Steel Corp. (a) ..........................................                12,000          $  100,500
                                                                                                    ----------
Primary Smelting--0.6%
Phelps Dodge Corp. .................................................                17,400             885,225
                                                                                                    ----------
Printing & Publishing--0.2%
Wallace Computer Services,
  Inc. .............................................................                12,000             316,500
                                                                                                    ----------
Rubber & Plastic--1.3%
Goodyear Tire & Rubber Co. .........................................                 6,000             302,625
Premark International, Inc. ........................................                33,000           1,142,625
Wynn's International, Inc. .........................................                20,000             442,500
                                                                                                    ----------
                                                                                                     1,887,750
                                                                                                    ----------
Tobacco Products--0.5%
Gallaher Group PLC ADR .............................................                28,000             761,250
                                                                                                    ----------
Transportation Equipment--4.5%
Cordant Technologies, Inc. .........................................                20,000             750,000
Equipements et Composants
  pour l'Industrie
  Automobile .......................................................       Fr        2,050             274,690
Fleetwood Enterprises, Inc. ........................................                13,900             483,025
Ford Motor Co. .....................................................                23,500           1,379,156
General Dynamics Corp. .............................................                24,400           1,430,450
General Motors Corp. ...............................................                 8,300             593,969
Textron, Inc. ......................................................                24,400           1,852,875
                                                                                                    ----------
                                                                                                     6,764,165
                                                                                                    ----------
Mining & Energy--1.6%
Metal Mining--0.2%
Cleveland-Cliffs, Inc. .............................................                 6,700             270,094
                                                                                                    ----------
Oil & Gas Field Services--1.4%
Enron Corp. ........................................................                37,500           2,139,844
                                                                                                    ----------
Retail Trade--9.7%
Food Stores--2.7%
Albertson's, Inc. ..................................................                23,000           1,464,813
Kroger Corp. (a) ...................................................                18,500           1,119,250
Laurus NV ..........................................................       Ne       15,890             400,673
Vedior NV ..........................................................       Ne       22,400             440,898
Vendex International NV ............................................       Ne       25,395             616,029
                                                                                                    ----------
                                                                                                     4,041,663
                                                                                                    ----------
General Merchandise Stores--2.7%
Family Dollar Stores, Inc. .........................................                64,000           1,408,000
Kmart Corp. ........................................................               100,000           1,531,250
Sears, Roebuck & Co. ...............................................                25,000           1,062,500
                                                                                                    ----------
                                                                                                     4,001,750
                                                                                                    ----------
Home Furnishings & Equipment--1.3%
CompUSA, Inc. (a) ..................................................                16,500             215,531
Pier 1 Imports, Inc. ...............................................                58,500             566,719
Tandy Corp. ........................................................                28,000           1,153,250
                                                                                                    ----------
                                                                                                     1,935,500
                                                                                                    ----------
Miscellaneous Retail--2.0%


                                                                        Country
                                                                        Abbrev.        Shares             Value
                                                                       ---------   --------------   -----------------
Fingerhut Companies, Inc. ..........................................                40,000          $  617,500
Office Depot, Inc. (a) .............................................                65,000           2,400,938
                                                                                                    ----------
                                                                                                     3,018,438
                                                                                                    ----------
Restaurants--1.0%
Brinker International, Inc. (a) ....................................                50,000           1,443,750
                                                                                                    ----------
Services--12.9%
Restaurants--1.5%
Omnicom Group, Inc. ................................................                38,800           2,250,400
                                                                                                    ----------
Computer Related Services--3.4%
Cadence Design Systems,
  Inc. (a) .........................................................                66,000           1,963,500
HBO & Co. ..........................................................                28,800             826,200
Teradyne, Inc. (a) .................................................                54,000           2,288,250
                                                                                                    ----------
                                                                                                     5,077,950
                                                                                                    ----------
Computer Software--2.4%
BMC Software, Inc. (a) .............................................                18,000             802,125
J.D. Edwards & Co. (a) .............................................                28,000             794,500
Sterling Software, Inc. (a) ........................................                36,000             974,250
Symantec Corp. (a) .................................................                50,000           1,087,500
                                                                                                    ----------
                                                                                                     3,658,375
                                                                                                    ----------
Engineering, Accounting, Research &
  Management--1.5%
Dun & Bradstreet Corp. .............................................                25,000             789,063
EG&G, Inc. .........................................................                35,000             973,438
International-Muller NV ............................................       Ne       18,400             455,155
                                                                                                    ----------
                                                                                                     2,217,656
                                                                                                    ----------
Health Services--4.1%
Health South Corp. (a) .............................................               105,000           1,620,938
Lincare Holdings, Inc. (a) .........................................                18,600             754,463
Tenet Healthcare Corp. (a) .........................................                54,700           1,435,875
Universal Health Services,
  Inc., Class B (a) ................................................                45,000           2,334,375
                                                                                                    ----------
                                                                                                     6,145,651
                                                                                                    ----------
Transportation, Communication,
  Electric, Gas & Sanitary Services--8.3%
Air Transportaton--0.8%
Continental Airlines, Inc.,
  Class B (a) ......................................................                15,000             502,500
US Airways Group, Inc. (a) .........................................                12,700             660,400
                                                                                                    ----------
                                                                                                     1,162,900
                                                                                                    ----------
Electric Services--2.7%
BEC Energy .........................................................                19,000             782,563
Edison International ...............................................                40,000           1,115,000
Energy East Corp. ..................................................                10,000             565,000
NIPSCO Industries, Inc. ............................................                32,800             998,350
Public Service Enterprise
  Group, Inc. ......................................................                16,000             640,000
                                                                                                    ----------
                                                                                                     4,100,913
                                                                                                    ----------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


                                   Country
                                   Abbrev.   Shares       Value
                                  --------- -------- --------------
Gas Services--0.3%
Gas y Electricidad SA ...........     Sp      4,550   $    455,208
                                                      ------------
Telecommunication--4.5%
AT&T Corp. ......................            24,000      1,806,000
Ameritech Corp. .................            39,400      2,496,975
Bell Atlantic Corp. .............            10,000        568,125
BellSouth Corp. .................            18,000        897,750
US West Communications
  Group .........................            16,000      1,034,000
                                                      ------------
                                                         6,802,850
                                                      ------------
Wholesale Trade--1.0%
Durable Goods
Arrow Electronics, Inc. (a) .....            27,000        720,563
Beers NV ........................     Ne      7,235        377,184
CHS Electronics, Inc. (a) .......            13,000        220,188
Marshall Industries (a) .........            10,300        252,350
                                                      ------------
                                                         1,570,285
                                                      ------------
Total Common Stocks
  (cost of $101,223,168) .........................     135,691,806
                                                      ------------

                                    Par
                               -------------
U.S. GOVERNMENT AGENCY
    OBLIGATIONS--3.2%
Federal Home Loan Mortgage
  Corp., 6.500% 01/01/2026 ... $1,339,195     1,348,811
                                             ----------
Federal National Mortgage
  Association:
  6.000% 12/01/2008 ..........  1,409,383     1,412,906
  6.500% 12/01/2023 ..........  1,974,604     1,987,558
                                             ----------
                                              3,400,464
                                             ----------

                                                             Value
                                                        ---------------
Total U.S. Government Obligations
  (cost of $4,633,960) ..............................    $  4,749,275
                                                         ------------
Total Investments--93.7%
  (cost of $105,857,128)(b) .........................     140,441,081
                                                         ------------
                                            Par
                                        -----------
SHORT-TERM OBLIGATIONS--7.2%
Repurchase agreement with ABN
  AMRO Chicago Corp., dated 12/31/98, due 01/04/99 at 4.750%, collateralized by
  U.S. Treasury notes with various maturities to 2015, market value $10,922,781
  (repurchase
  proceeds $10,739,665) ............... $10,734,000        10,734,000
                                                         ------------
Other Assets & Liabilities, Net--(0.9%)                    (1,355,012)
                                                         ------------
Net Assets--100.0% ..................................    $149,820,069
                                                         ============

Notes to investment portfolio:
(a) Non-income producing.
(b) The cost for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at December 31, 1998 is as follows:

        Gross unrealized appreciation    $40,257,606
        Gross unrealized depreciation     (5,673,653)
                                         -----------
        Net unrealized appreciation      $34,583,953
                                         ===========


                                                                  % of Total
                                      Country                     Securities
Summary of Securities by Country      Abbrev.       Value          at Value
--------------------------------      -------       -----          --------
United States ..................                $133,738,300         95.2%
Netherlands ....................       Ne          3,369,628          2.4
Canada .........................       Ca          1,894,867          1.4
Australia ......................       Au            584,619          0.4
Spain ..........................       Sp            455,208          0.3
France .........................       Fr            274,690          0.2
Italy ..........................       It            123,769          0.1
                                                ------------        -----
                                                $140,441,081        100.0%
                                                ============        =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

 Acronym                Name
 -------                ----
ADR         American Depositary Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


Assets:
Investments, at market value (identified cost $105,857,128) ..................    $140,441,081
Short-term obligations .......................................................      10,734,000
Cash (including foreign currencies) ..........................................           4,702
Receivable for investments sold ..............................................         446,806
Dividends, tax reclaims and interest receivable ..............................         189,160
Receivable for fund shares sold ..............................................         147,257
Other assets .................................................................           3,411
                                                                                  ------------
    Total assets .............................................................     151,966,417
                                                                                  ------------
Liabilities:
Payable for investments purchased ............................................       1,937,878
Payable for fund shares repurchased ..........................................          98,637
Management fee payable .......................................................          77,722
Bookkeeping fee payable ......................................................           4,906
Transfer agent fee payable ...................................................             625
Accrued expenses payable .....................................................          26,580
                                                                                  ------------
    Total liabilities ........................................................       2,146,348
                                                                                  ------------
Net assets ...................................................................    $149,820,069
                                                                                  ============
Net assets represented by:
  Paid-in capital ............................................................    $115,312,182
  Accumulated overdistributed net investment income ..........................         (38,657)
  Accumulated net realized losses on investments .............................         (37,931)
  Net unrealized appreciation on investments and foreign currency transactions       34,584,475
                                                                                  ------------
Total net assets applicable to outstanding shares of beneficial interest .....    $149,820,069
                                                                                  ============
Shares of beneficial interest outstanding ....................................       9,139,742
                                                                                  ============
Net asset value per share ....................................................          $16.39
                                                                                        ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment income:
Dividends (net of nonrebatable foreign taxes withheld at source of $50,482) ............     $ 1,590,330
Interest income ........................................................................         889,693
                                                                                             -----------
    Total investment income ............................................................       2,480,023
                                                                                             -----------
Expenses:
  Management fee .......................................................................         805,967
  Bookkeeping fee ......................................................................          53,025
  Transfer agent fee ...................................................................           7,500
  Audit fee ............................................................................          22,551
  Printing expense .....................................................................          10,388
  Trustees' expense ....................................................................           6,965
  Custodian fee ........................................................................          11,126
  Legal fee ............................................................................             274
 Amortization of organization expense ..................................................           2,663
 Miscellaneous expense .................................................................          19,942
                                                                                             -----------
    Total expenses .....................................................................         940,401
                                                                                             -----------
Net investment income ..................................................................       1,539,622
Realized and unrealized gains (losses) on investments and foreign currency transactions:
  Net realized gains on investments ....................................................       4,073,761
  Net realized losses on foreign currency transactions .................................          (3,098)
  Change in net unrealized appreciation on investments and foreign currency transactions        7,754,026
                                                                                             -----------
Increase in net assets resulting from operations .......................................     $13,364,311
                                                                                             ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable
Series
--------------------------------------------------------------------------------


                                                                                          Year Ended         Year Ended
                                                                                         December 31,       December 31,
                                                                                             1998               1997
                                                                                       ----------------   ---------------
Operations:
  Net investment income ............................................................     $  1,539,622       $  1,653,377
  Net realized gains on investments ................................................        4,073,761         14,229,486
  Net realized losses on foreign currency transactions .............................           (3,098)            (5,695)
  Unrealized appreciation on investments and foreign currency transactions .........        7,754,026          7,164,338
                                                                                         ------------       ------------
Net increase in net assets resulting from operations ...............................       13,364,311         23,041,506
                                                                                         ------------       ------------
Distributions declared from:
  Net investment income ............................................................       (1,536,000)        (1,645,577)
  In excess of net investment income ...............................................          (38,486)           (30,753)
  Net realized gains ...............................................................       (4,110,459)       (14,188,931)
  In excess of net realized gains ..................................................          (10,275)                --
                                                                                         ------------       ------------
Total distributions ................................................................       (5,695,220)       (15,865,261)
                                                                                         ------------       ------------
Fund share transactions:
  Proceeds from fund shares sold ...................................................       86,125,469         30,092,306
  Cost of fund shares repurchased ..................................................      (56,579,053)       (39,471,310)
  Distributions reinvested .........................................................        5,695,220         15,865,261
                                                                                         ------------       ------------
Net increase in net assets resulting from fund share transactions ..................       35,241,636          6,486,257
                                                                                         ------------       ------------
Total increase in net assets .......................................................       42,910,727         13,662,502
Net assets:
  Beginning of year ................................................................      106,909,342         93,246,840
                                                                                         ------------       ------------
  End of year ......................................................................     $149,820,069       $106,909,342
                                                                                         ============       ============
Accumulated overdistributed net investment income included in ending net assets          $    (38,657)      $    (31,448)
                                                                                         ============       ============
Analysis of changes in shares of beneficial interest:
  Shares sold ......................................................................       13,975,007          1,875,504
  Shares repurchased ...............................................................      (12,155,226)        (2,624,840)
  Distributions reinvested .........................................................          350,922          1,039,663
                                                                                         ------------       ------------
Net increase .......................................................................        2,170,703            290,327
                                                                                         ============       ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable
Series
--------------------------------------------------------------------------------


                                                                           Year Ended December 31,
                                                  --------------------------------------------------------------------------
                                                    1998             1997             1996             1995           1994
                                                  --------         --------          -------          -------        -------
Per share operating performance:
Net asset value, beginning of period .........    $  15.34         $  13.96          $ 12.60          $ 10.03        $ 10.36
                                                  --------         --------          -------          -------        -------
Net investment income (a) ....................        0.20             0.28             0.28             0.29           0.26
Net realized and unrealized gains (losses)
  on investments and foreign currency
  transactions ...............................        1.50             3.75             1.98             2.72          (0.34)
                                                  --------         --------          -------          -------        -------
Total from investment operations .............        1.70             4.03             2.26             3.01          (0.08)
                                                  --------         --------          -------          -------        -------
Less distributions:
  Dividends from net investment income                (0.18)           (0.27)           (0.28)           (0.25)         (0.25)
  In excess of net investment income .........       (0.00)           (0.01)              --               --             --
  Dividends from net realized gains ..........       (0.47)           (2.37)           (0.62)           (0.19)            --
  In excess of net realized gains ............       (0.00)              --               --               --             --
                                                  --------         --------          -------          -------        -------
Total distributions ..........................       (0.65)           (2.65)           (0.90)           (0.44)         (0.25)
                                                  --------         --------          -------          -------        -------
Net asset value, end of year .................    $  16.39         $  15.34          $ 13.96          $ 12.60        $ 10.03
                                                  ========         ========          =======          =======        =======
Total return:
  Total investment return (b) ................       11.13%           28.97%           17.89%           30.03%         (0.76)%
Ratios/supplemental data:
Net assets, end of year (000) ................    $149,820         $106,909          $93,247          $71,070        $48,052
Ratio of net expenses to average net
  assets .....................................        0.76%(c)         0.79%(c)         0.79%(c)         0.81%(c)       0.87%
Ratio of net investment income to
  average net assets .........................        1.24%(c)         1.77%(c)         2.02%(c)         2.51%(c)       2.82%
Portfolio turnover ratio .....................          28%              60%              24%              79%            55%

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any. Federal Income tax footnote (unaudited) None of the gains recorded in August 1998 were derived from long term gains. 89.94% of the gain distribution recorded in December 1998 and paid in January 1999 was derived from long term gains.

    Federal Income tax footnote (unaudited)
    None of the gains recorded in August 1998 were derived from long term gains. 84.94% of the gain distribution recorded in December 1998 and paid in January 1999 was derived from long term gains.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


                                          Country
                                          Abbrev.        Shares           Value
                                         ---------   -------------   --------------
COMMON STOCKS--94.2%
Construction--3.0%
Heavy Construction--
  Non-Building Construction
Vivendi ................................     Fr            8,200     $ 2,127,108
                                                                     -----------
Finance, Insurance & Real Estate--1.5%
Real Estate Investment Trusts
Liberty Property Trust .................                  44,800       1,103,200
                                                                     -----------
Manufacturing--10.7%
Communications Equipment--9.3%
Lucent Technologies, Inc. ..............                  14,900       1,639,000
Nokia Corp. ADR ........................     Fi           18,200       2,191,962
Portugal Telecom SA ....................     Pt           19,500         870,187
Tellabs, Inc. (a) ......................                  28,200       1,933,463
                                                                     -----------
                                                                       6,634,612
                                                                     -----------
Machinery & Computer Equipment--1.4%
Prologis Trust .........................                  47,800         991,850
                                                                     -----------
Transportation, Communication, Electric,
  Gas & Sanitary Services--78.2%
Electric Services--31.0%
AES Corp. (a) ..........................                  38,400       1,819,200
British Energy PLC .....................     UK          188,000       2,148,358
CMS Energy Corp. .......................                  26,800       1,298,125
Edison International ...................                  39,800       1,109,425
Electricidade de Portugal
  SA ADR ...............................     Pt           12,100         539,206
FPL Group, Inc. ........................                  30,500       1,879,562
Iberdrola SA ...........................     Sp          124,900       2,336,348
NIPSCO Industries, Inc. ................                  66,700       2,030,181
National Power PLC ADR .................     UK           15,100         554,925
New Century Energies, Inc. .............                  25,300       1,233,375
Peco Energy Co. ........................                  46,500       1,935,562
Pinnacle West Capital Corp. ............                  42,600       1,805,175
Scottish Power PLC ADR .................     UK           35,900       1,483,119
Sierra Pacific Resources ...............                  16,000         608,000
Texas Utilities Co. ....................                  27,500       1,283,906
                                                                     -----------
                                                                      22,064,467
                                                                     -----------
Gas Services--8.4%
Columbia Energy Group ..................                  21,250       1,227,188
Kinder Morgan Energy
  Partners, L.P. .......................                  29,600       1,073,000
KN Energy, Inc. ........................                  37,900       1,378,612
Questar Corp. ..........................                  31,000         600,625
Williams Companies, Inc. ...............                  53,900       1,681,006
                                                                     -----------
                                                                       5,960,431
                                                                     -----------
Sanitary Services--4.2%
American Water Works
  Co., Inc. ............................                  40,300       1,360,125
Waste Management, Inc. .................                  34,400       1,603,900
                                                                     -----------
                                                                       2,964,025
                                                                     -----------

                                          Country
                                          Abbrev.        Shares           Value
                                         ---------   -------------   --------------
Telecommunication--34.6%
AirTouch Communications,
  Inc. (a) .............................                  31,200     $ 2,250,300
Ameritech Corp. ........................                  12,300         779,512
AT&T Corp. .............................                  28,100       2,114,525
COLT Telecom Group
  ADR (a) ..............................     UK           34,000       2,035,750
France Telecom SA ......................     Fr           18,400       1,461,532
MCI WorldCom, Inc. (a) .................                  39,900       2,862,825
SBC Communications,
  Inc., Class A ........................                  31,200       1,673,100
Sonera Group Oyj (a) ...................     Fi           80,700       1,440,238
Sprint Corp. ...........................                  24,200       2,035,825
Sprint PCS (a) .........................                  12,100         279,813
Swisscom AG (a) ........................     Sz            6,950       2,908,479
Telecom Corporation of
  New Zealand ..........................     NZ           44,000       1,570,250
Telecom Italia SPA .....................     It          236,800       1,485,725
Telefonica de Espana ADR                     Sp           12,900       1,746,338
                                                                     -----------
                                                                      24,644,212
                                                                     -----------
Wholesale Trade--0.8%
Nondurable Goods
VEBA AG ................................     G             9,200         551,044
                                                                     -----------
Total Common Stocks
  (cost of $50,318,329) ........................................     67,040,949
                                                                     -----------
PREFERRED STOCK--2.1%
Transportation, Communication, Electric,
  Gas & Sanitary Services--2.1%
Communications Equipment
Ericsson LM, 4.250%
  (cost of $1,255,716) .................     Sw          232,200       1,480,275
                                                                     -----------
                                                         Par
                                                        -------
CORPORATE FIXED-INCOME BONDS--1.9%
Transportation, Communication, Electric,
  Gas & Sanitary Services--1.9%
Electric Services
Hydro-Quebec,
  8.050% 7/7/2024
  (cost of $1,362,761) .................     Ca       $1,150,000       1,388,775
                                                                     -----------
Total Investments
  (cost of $52,936,806)(b) .....................................      69,909,999
                                                                     -----------
SHORT-TERM OBLIGATIONS--1.6%
Repurchase agreement with ABN
  AMRO Chicago Corp., dated 12/31/98, due 01/04/99 at 4.750%, collateralized by
  U.S. Treasury notes with various maturities to 2015, market value of
  $1,188,542 (repurchase proceeds $1,168,616)          1,168,000       1,168,000
                                                                     -----------
Forward Currency Contracts--0.0%(c) ...........................              611
                                                                     -----------
Other Assets & Liabilities, Net--0.2% ..........................         107,535
                                                                     -----------
Net Assets--100% ...............................................     $71,186,145
                                                                     ===========


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


Notes to Investment Portfolio:
(a) Non-income producing.
(b) The cost for federal income tax purposes is $52,939,149. Gross unrealized appreciation and depreciation at December 31, 1998 is as follows:

        Gross unrealized appreciation    $18,142,446
        Gross unrealized depreciation     (1,171,596)
                                         -----------
        Net unrealized appreciation      $16,970,850
                                         ===========

(c) As of December 31, 1998, the Fund had entered into the following forward currency exchange contracts:

  Contracts       In Exchange      Settlement      Net Unrealized
 to Deliver           For             Date        Appreciation ($)
------------   ----------------    ----------     ----------------
US$176,574     IL 292,144,039      01/05/1999          $309
US$124,784       FF 699,244        01/29/1999           302
                                                       ----
                                                       $611
                                                       ====

                                                                   % of Total
                                      Country                      Securities
Summary of Securities by Country      Abbrev.         Value         at Value
--------------------------------     ---------   --------------   -----------
United States ..................                 $41,590,380         59.6
United Kingdom .................       UK          6,222,152          8.9
Spain ..........................       Sp          4,082,686          5.8
Finland ........................       Fi          3,632,200          5.2
France .........................       Fr          3,588,640          5.1
Switzerland ....................       Sz          2,908,479          4.2
New Zealand ....................       NZ          1,570,250          2.2
Italy ..........................       It          1,485,725          2.1
Sweden .........................       Sw          1,480,275          2.1
Portugal .......................       Pt          1,409,393          2.0
Canada .........................       Ca          1,388,775          2.0
Germany ........................       G             551,044          0.8
                                                 -----------         ----
                                                 $69,909,999          100%
                                                 ===========         ====

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym                 Name
  -------                 ----
  ADR         American Depositary Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


Assets:
Investments, at market value (identified cost $52,936,806) ..........................    $69,909,999
Short-term obligations ..............................................................      1,168,000
Cash (including foreign currencies) .................................................        404,424
Dividends, tax reclaims and interest receivable .....................................        150,346
Receivable for fund shares sold .....................................................         17,030
Unrealized appreciation on forward currency exchange contracts ......................            611
Other assets ........................................................................          2,182
                                                                                         -----------
    Total assets ....................................................................     71,652,592
                                                                                         -----------
Liabilities:
Payable for investments purchased ...................................................        301,970
Payable for fund shares repurchased .................................................        100,178
Management fee payable ..............................................................         37,337
Bookkeeping fee payable .............................................................          2,768
Transfer agent fee payable ..........................................................            625
Accrued expenses payable ............................................................         23,569
                                                                                         -----------
    Total liabilities ...............................................................        466,447
                                                                                         -----------
Net assets ..........................................................................    $71,186,145
                                                                                         ===========
Net assets represented by:
  Paid-in capital ...................................................................    $55,267,584
  Accumulated overdistributed net investment income .................................       (103,918)
  Accumulated net realized losses on investments and foreign currency transactions ..       (950,698)
  Net unrealized appreciation on investments and foreign currency transactions ......     16,973,177
                                                                                         -----------
Total net assets applicable to outstanding shares of beneficial interest ............    $71,186,145
                                                                                         ===========
Shares of beneficial interest outstanding ...........................................      5,174,353
                                                                                         ===========
Net asset value per share ...........................................................         $13.76
                                                                                              ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment income:
Dividends (net of nonrebatable foreign taxes withheld at source of $59,350) ............     $ 1,236,587
Interest income ........................................................................         401,230
                                                                                             -----------
    Total investment income ............................................................       1,637,817
                                                                                             -----------
Expenses:
  Management fee .......................................................................         390,383
  Bookkeeping fee ......................................................................          30,524
  Transfer agent fee ...................................................................           7,500
  Audit fee ............................................................................          20,551
  Printing expense .....................................................................           6,087
  Trustees' expense ....................................................................           4,703
  Custodian fees .......................................................................          13,890
  Legal fees ...........................................................................           1,643
  Amortization of organization expense .................................................           2,733
  Miscellaneous expense ................................................................          17,807
                                                                                             -----------
    Total expenses .....................................................................         495,821
                                                                                             -----------
Net investment income ..................................................................       1,141,996
Realized and unrealized gains (losses) on investments and foreign currency transactions:
  Net realized losses on investments ...................................................        (944,622)
  Net realized losses on foreign currency transactions .................................         (81,907)
  Change in net unrealized appreciation on investments and foreign currency transactions      10,344,797
                                                                                             -----------
Net increase in net assets resulting from operations ...................................     $10,460,264
                                                                                             ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable
Series
--------------------------------------------------------------------------------


                                                                                     Year Ended         Year Ended
                                                                                    December 31,       December 31,
                                                                                        1998               1997
                                                                                  ----------------   ---------------
Operations:
  Net investment income .......................................................     $  1,141,996       $  1,894,428
  Net realized gains (losses) on investments ..................................         (944,622)        10,703,205
  Net realized losses on foreign currency transactions ........................          (81,907)           (42,539)
  Unrealized appreciation (depreciation) on investments and foreign currency
    transactions ..............................................................       10,344,797           (100,383)
                                                                                    ------------       ------------
Net increase in net assets resulting from operations ..........................       10,460,264         12,454,711
                                                                                    ------------       ------------
Distributions declared from:
  Net investment income .......................................................       (1,093,286)        (1,882,751)
  In excess of net investment income ..........................................          (27,116)                --
  Net realized gains ..........................................................         (526,699)        (5,469,889)
                                                                                    ------------       ------------
Total distributions ...........................................................       (1,647,101)        (7,352,640)
                                                                                    ------------       ------------
Fund share transactions:
  Proceeds from fund shares sold ..............................................       27,814,816          6,189,301
  Cost of fund shares repurchased .............................................      (21,691,948)       (11,947,796)
  Distributions reinvested ....................................................        1,647,101          7,352,640
                                                                                    ------------       ------------
Net increase in net assets resulting from fund share transactions .............        7,769,969          1,594,145
                                                                                    ------------       ------------
Total increase in net assets ..................................................       16,583,132          6,696,216
Net assets:
  Beginning of year ...........................................................       54,603,013         47,906,797
                                                                                    ------------       ------------
  End of year .................................................................     $ 71,186,145       $ 54,603,013
                                                                                    ============       ============
Accumulated overdistributed net investment income included in
  ending net assets ...........................................................     $   (103,918)      $    (47,338)
                                                                                    ============       ============
Analysis of changes in shares of beneficial interest:
  Shares sold .................................................................        2,124,940            528,994
  Shares repurchased ..........................................................       (1,654,612)        (1,042,449)
  Distributions reinvested ....................................................          124,015            617,350
                                                                                    ------------       ------------
Net increase ..................................................................          594,343            103,895
                                                                                    ============       ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable
Series
--------------------------------------------------------------------------------


                                                            Year Ended December 31,
                                                           ------------------------
                                                            1998             1997
                                                           -------          -------
Per share operating performance:
Net asset value, beginning of year ..................      $ 11.92          $ 10.70
                                                           -------          -------
Net investment income (a) ...........................         0.24             0.46
Net realized and unrealized gains (losses) on
  investments .......................................         1.93             2.62
                                                           -------          -------
Total from investment operations ....................         2.17             3.08
                                                           -------          -------
Less distributions:
  Dividends from net investment income ..............        (0.21)           (0.48)
  In excess of net investment income ................        (0.01)              --
  Dividends from net realized gains .................        (0.11)           (1.38)
                                                           -------          -------
Total distributions .................................        (0.33)           (1.86)
                                                           -------          -------
Net asset value, end of year ........................      $ 13.76          $ 11.92
                                                           =======          =======
Total return:
  Total investment return (b) .......................        18.33%           28.75%
Ratios/supplemental data:
Net assets, end of year (000) .......................      $71,186          $54,603
Ratio of net expenses to average net assets .........         0.82%(c)         0.83%(c)
Ratio of net investment income to average net assets          1.90%(c)         3.96%(c)
Portfolio turnover ratio ............................           53%              89%

                                                                  Year Ended December 31,
                                                           ----------------------------------------
                                                            1996             1995            1994
                                                           -------          -------         -------
Per share operating performance:
Net asset value, beginning of year ..................      $ 10.50          $  8.11         $  9.65
                                                           -------          -------         -------
Net investment income (a) ...........................         0.46             0.46            0.54
Net realized and unrealized gains (losses) on
  investments .......................................         0.23             2.39           (1.53)
                                                           -------          -------         -------
Total from investment operations ....................         0.69             2.85           (0.99)
                                                           -------          -------         -------
Less distributions:
  Dividends from net investment income ..............        (0.49)           (0.46)          (0.55)
  In excess of net investment income ................           --               --              --
  Dividends from net realized gains .................           --               --              --
                                                           -------          -------         -------
Total distributions .................................        (0.49)           (0.46)          (0.55)
                                                           -------          -------         -------
Net asset value, end of year ........................      $ 10.70          $10.50          $  8.11
                                                           =======          =======         =======
Total return:
  Total investment return (b) .......................         6.53%           35.15%         (10.27)%
Ratios/supplemental data:
Net assets, end of year (000) .......................      $47,907          $51,597         $38,156
Ratio of net expenses to average net assets .........         0.81%(c)         0.83%(c)        0.86%
Ratio of net investment income to average net assets          4.36%(c)         4.98%(c)        5.80%
Portfolio turnover ratio ............................           14%              18%             16%

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any. Federal Income Tax footnote (unaudited) 99.81% of the gain distribution recorded and paid in August 1998 was derived from long term gains.

    Federal Income Tax footnote (unaudited)
    99.81% of the gain distribution recorded and paid in August 1998 was derived from long term gains.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


                                   Country
                                   Abbrev.      Shares         Value
                                  --------- ------------- --------------
COMMON STOCKS--88.9%
Agriculture, Forestry & Fishing--0.6%
Agricultural Services--0.0%
PT Chareon Pokphand
  Indonesia .....................     In        162,500    $     3,047
                                                           -----------
Agriculture--Crops--0.6%
Tabacalera SA ...................     Sp         11,700        299,641
                                                           -----------
Construction--2.4%
Heavy Construction--
  Non-Building Construction
Kaneshita Construction ..........     Ja         21,000        114,967
Vivendi .........................     Fr          4,446      1,153,307
                                                           -----------
                                                             1,268,274
                                                           -----------
Finance, Insurance & Real Estate--23.1%
Depository Institutions--13.0%
Allied Irish Banks PLC ..........     Ir         29,500        520,321
Banco Latinoamericano de
  Exportaciones, SA .............     Pn         16,000        266,000
Banco Popolare di Milano
  (BPM) .........................     It        158,600      1,440,342
Banque Nationale de Paris .......     Fr         19,100      1,572,489
Corporacion Bancaria de
  Espana SA .....................     Sp         12,300        318,473
Deutsche Bank AG ................     G          22,200      1,307,687
Generale Banque, VVPR
  STRIP (a) .....................     Be            105              3
HSBC Holdings PLC (b) ...........     HK            201          5,007
Merita Ltd., Class A ............     Fi        220,500      1,392,463
                                                           -----------
                                                             6,822,785
                                                           -----------
Financial Services--0.1%
Industrial Finance Corp. of
  Thailand ......................     Th        170,700         70,440
                                                           -----------
Holding & Other Investment Offices--2.3%
Fortis AG .......................     Be          3,245      1,174,068
Fortis AG-CVG (a) ...............     Be          3,395         15,293
Fortis AG-STRIP VVPR (a) ........     Be          3,395            197
                                                           -----------
                                                             1,189,558
                                                           -----------
Holding Companies--2.3%
Fortis Amev NV ..................     Ne         14,802      1,225,232
                                                           -----------
Insurance Carriers--0.4%
Reinsurance Australia Corp. .....     Au        136,808        209,571
                                                           -----------
Investment Companies--1.6%
Irish Investment Fund, Inc. .....     Ir         25,500        519,562
Japan OTC Equity Fund,
  Inc. (a) ......................     Ja            250         82,500
World Equity Benchmark
  Share--Japan ..................     Ja         24,800        254,200
                                                           -----------
                                                               856,262
                                                           -----------

                                   Country
                                   Abbrev.      Shares         Value
                                  --------- ------------- --------------
Nondepository Credit Institutions--1.6%
Promise Co., Ltd. ...............     Ja         16,500    $   856,689
                                                           -----------
Real Estate--1.8%
Asticus AB (a) ..................     Sw         35,350        346,654
Diligentia AB ...................     Sw         70,200        493,573
IOI Properties Berhad ...........     Ma         62,000         74,400
                                                           -----------
                                                               914,627
                                                           -----------
Manufacturing--38.7%
Apparel--0.9%
Tokyo Style .....................     Ja         48,000        484,874
                                                           -----------
Chemicals & Allied Products--5.6%
Henkel KGAA .....................     G           1,067         85,896
Indian Petrochemicals Corp.,
  Ltd. GDR ......................     Id         15,800         65,965
Kemira Oy .......................     Fi         66,000        472,450
Norsk Hydro AS ..................     No         14,800        495,434
Novartis ........................     Sz            417        819,432
Reliance Industries Ltd. GDR ....     Id         12,000         69,900
SmithKline Beecham PLC ..........     UK         67,326        936,616
                                                           -----------
                                                             2,945,693
                                                           -----------
Communications Equipment--5.0%
Koor Industries Ltd. ............     Is         13,000        226,687
Matsushite Electric Industrial
  Co. ...........................     Ja         57,000      1,006,119
Portugal Telecom SA .............     Pt          9,500        423,937
Racal Electronics PLC ...........     UK        163,300        941,164
                                                           -----------
                                                             2,597,907
                                                           -----------
Electronic Components--5.1%
Alcatel Alsthom .................     Fr          6,755        826,588
Murata Manufacturing Co.,
  Ltd. ..........................     Ja         19,000        786,843
Royal Philips Electronics NV ....     Ne         13,500        913,781
Samsung Electronics .............     Ko          1,249         84,006
Samsung Electronics GDS .........     Ko          1,960         75,950
                                                           -----------
                                                             2,687,168
                                                           -----------
Food & Kindred Products--0.6%
Perdigao SA .....................     Bz     70,000,000         85,744
Vitasoy International
  Holdings Ltd. .................     HK        583,750        212,866
                                                           -----------
                                                               298,610
                                                           -----------
Household Appliances--0.6%
Moulinex (a) ....................     Fr         18,300        281,551
                                                           -----------
Machinery & Computer Equipment--4.2%
Bucher Holding ..................     Sz            602        481,951
Canon, Inc. .....................     Ja         16,000        341,192
Mannesmann AG ...................     G          12,000      1,376,949
                                                           -----------
                                                             2,200,092
                                                           -----------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


                                    Country
                                    Abbrev.     Shares         Value
                                   --------- ------------ --------------
Measuring & Analyzing Instruments--0.8%
Celsis International PLC (a) .....    UK        203,670    $    75,894
Orbotech, Ltd. (a) ...............    Is          7,600        360,050
                                                           -----------
                                                               435,944
                                                           -----------
Paper Products--6.0%
Enso Oy, Series R ................    Fi         90,500        915,836
Metro Pacific Corp. ..............    Ph      2,992,340        109,232
Metsa-Serla Oy, B Shares .........    Fi        101,600        806,990
Royal Koninklijke PTT
  Nederland NV ...................    Ne         16,130        806,586
TNT Post Group NV ................    Ne         15,154        487,721
                                                           -----------
                                                             3,126,365
                                                           -----------
Petroleum Refining--3.4%
Compagnie Francaise de
  Petroleum, Total B Shares ......    Fr          8,989        910,197
YPF Sociedad Anonima ADR .........    Ar         31,900        891,206
                                                           -----------
                                                             1,801,403
                                                           -----------
Primary Metals--2.5%
Avesta Sheffield AB ..............    Sw         83,900        235,959
Billiton PLC .....................    UK        346,800        689,223
Svenska Stal AB (SSAB),
   Series B ......................    Sw         38,263        365,781
                                                           -----------
                                                             1,290,963
                                                           -----------
Rubber & Plastic--1.5%
Michelin, Class B ................    Fr         20,100        803,676
                                                           -----------
Stone, Clay, Glass & Concrete--1.1%
Companion Building
  Materials, Ltd. ................    HK      1,911,840         23,938
CRH PLC ..........................    Ir         27,000        456,104
N.V. Koninklijke Sphinx
  Gustavsberg ....................    Ne         16,846        107,539
                                                           -----------
                                                               587,581
                                                           -----------
Textile Mill Products--0.0%
PT Evershine Textile
  Industry .......................    In        427,396         16,027
                                                           -----------
Tobacco Products--1.4%
Allied Zurich PLC (a) ............    UK         17,000        255,080
B.A.T. Industries PLC ............    UK         28,000        245,773
Grupo Carso SA, Series A-1 .......    Mx         69,900        237,117
                                                           -----------
                                                               737,970
                                                           -----------
Mining & Energy--1.8%
Coal Mining--0.5%
Samchully Co. ....................    Ko         11,273        280,884
                                                           -----------
Crude Petroleum & Natural Gas--0.8%
Saga Petroleum ASA ...............    No         47,200        429,794
                                                           -----------

                                    Country
                                    Abbrev.     Shares         Value
                                   --------- ------------ --------------
Miscellaneous Metal Ores--0.5%
Southern Peru Copper .............    Pe         25,500    $   240,656
                                                           -----------
Retail Trade--4.3%
Auto Dealers & Gas Stations--1.2%
Inchcape PLC .....................    UK        296,988        634,495
                                                           -----------
Food Stores--0.5%
Tesco PLC ........................    UK         87,000        252,149
                                                           -----------
General Merchandise
  Stores--1.4%
Globex Utilidades SA .............    Bz         15,600         54,227
Ito-Yokado Co., Ltd. .............    Ja          9,000        627,814
PT Matahari Putra Prima ..........    In        858,000         21,450
                                                           -----------
                                                               703,491
                                                           -----------
Miscellaneous Retail--0.6%
Centros Comerciales (a) ..........    Sp          9,650        327,027
                                                           -----------
Restaurants--0.6%
TelePizza SA (a) .................    Sp         33,300        315,556
                                                           -----------
Services--2.9%
Computer Software ................
Ing C. Olivetti & SPA ............    It        432,380      1,509,163
                                                           -----------
Transportation, Communication, Electric,
  Gas & Sanitary Services--13.4%
Air Transportation--0.3%
Helikopter Service Group
  ASA ............................    No         37,600        177,347
                                                           -----------
Communications--0.5%
Vodafone Group PLC ...............    UK         16,000        259,154
                                                           -----------
Gas Services--3.0%
BG PLC ...........................    UK        172,076      1,102,887
Centrica PLC (a) .................    UK        232,000        474,520
                                                           -----------
                                                             1,577,407
                                                           -----------
Sanitary Services--0.3%
Companhia de Saneamento
  Basico do Estado de Sao
  Paulo ..........................    Bz      1,902,000        144,037
                                                           -----------
Telecommunications--7.1%
Embratel Participacoes SA
  ADR (a) ........................    Bz         12,400        172,825
Nippon Telegraph &
  Telephone Corp. ................    Ja            108        831,576
SK Telecom Co., Ltd. .............    Ko            133         98,206
Tele Celular Sul
  Participacoes SA ADR (a) .......    Bz          1,240         21,623
Tele Centro Oeste Celular
  Participacoes ADR (a) ..........    Bz          4,133         12,141
Tele Centro Sul Participacoes
  SA ADR (a) .....................    Bz          2,480        103,695


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


                                          Country
                                          Abbrev.      Shares          Value
                                         --------- ------------- -----------------
Tele Leste Celular
  Participacoes SA ADR (a) .............     Bz            248      $     7,037
Tele Nordeste Celular
  Participacoes SA ADR (a) .............     Bz            620           11,470
Tele Norte Celular
  Participacoes SA ADR (a) .............     Bz            248            5,596
Tele Norte Leste
  Participacoes SA ADR (a) .............     Bz         12,400          154,225
Tele Sudeste Celular
  Participacoes SA ADR (a) .............     Bz          2,480           51,305
Telecom Argentina Stet--
  France Telecom SA ....................     Ar         11,500          316,250
Telecom Italia SPA (RISP) ..............     It         96,775          607,183
Telecom Italia SPA .....................     It         75,000          638,845
Telefonica de Espana ADR ...............     Sp          2,250          304,594
Telemig Celular
  Participacoes SA ADR (a) .............     Bz            620           13,175
Telesp Celular Participacoes
  SA ADR (a) ...........................     Bz          4,960           86,800
Telesp Participacoes SA
  ADR (a) ..............................     Bz         12,400          274,350
                                                                    -----------
                                                                      3,710,896
                                                                    -----------
Water Transportation--2.2%
Danzas Holding AG ......................     Sz          2,175          918,122
Hong Kong Ferry Holdings
  Co. ..................................     HK        203,000          235,830
                                                                    -----------
                                                                      1,153,952
                                                                    -----------
Wholesale Trade--1.7%
Durable Goods
Biora AB ADR (a) .......................     Sw          9,900          128,700
Brierley Investments Ltd. ..............     NZ        903,000          204,318
Powerscreen International
  PLC ..................................     UK        171,190          320,373
Yamazen Corp. ..........................     Ja        151,000          248,000
                                                                    -----------
                                                                        901,391
                                                                    -----------
Total Common Stocks
  (cost of $44,094,018) ......................................       46,629,349
                                                                    -----------

                                          Country
                                          Abbrev.      Shares          Value
                                         --------- ------------- -----------------
PREFERRED STOCKS--4.0%
Manufacturing--4.0%
Chemicals & Allied Products--2.6%
Henkel KGAA ............................     G          15,433      $ 1,381,465
                                                                    -----------
Electronic Components--1.4%
Samsung Electronics NV .................     Ko         21,300          702,897
                                                                    -----------
Total Preferred Stocks
  cost of $1,216,720) ........................................        2,084,362
                                                                    -----------
WARRANTS--0.0% (a)
Construction--0.0%
Non-Building Construction
Vivendi ................................     Fr          2,755           7,147
                                                                    -----------
Finance, Insurance & Real Estate--0.0%
Depository Institutions
Siam Commercial Bank (b) ...............     Th         12,000               (c)
                                                                    -----------
Total Warrants
  cost of $1,864) ............................................            7,147
                                                                    -----------
Total Investments--92.9%
  (cost of $45,312,602) (d) ..................................       48,720,858
                                                                    -----------
                                                       Par
                                                      -------
SHORT-TERM OBLIGATIONS--7.6%
Repurchase agreement with ABN
  AMRO Chicago Corp., dated 12/31/98 due 01/04/99 at 4.750%, collateralized by
  U.S. Treasury notes with various maturities to 2015, market value $4,064,243
  (repurchase proceeds $3,996,108) ...............  $3,994,000        3,994,000
                                                                    -----------
Other Assets & Liabilities, Net--(0.5%) ......................         (246,548)
                                                                    -----------
Net Assets--100% .............................................      $52,468,310
                                                                    ===========

Notes to Investment Portfolio:

(a) Non-income producing.
(b) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(c) Rounds to less than one.
(d) Cost for federal income tax purposes is $45,374,010. Gross unrealized appreciation and depreciation at December 31, 1998 is as follows:

        Gross unrealized appreciation     $11,476,665
        Gross unrealized depreciation      (8,129,817)
                                          -----------
        Net unrealized appreciation       $ 3,346,848
                                          ===========


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


                                                                  % of Total
                                      Country                     Securities
Summary of Securities by Country      Abbrev.        Value         at Value
--------------------------------     ---------   -------------   -----------
United Kingdom .................      UK        $ 6,187,328         12.7
Japan ..........................      Ja          5,634,774         11.6
France .........................      Fr          5,554,955         11.4
Italy ..........................      It          4,195,533          8.6
Germany ........................      G           4,151,997          8.5
Finland ........................      Fi          3,587,739          7.4
Netherlands ....................      Ne          3,540,859          7.3
Switzerland ....................      Sz          2,219,505          4.6
Sweden .........................      Sw          1,570,667          3.2
Spain ..........................      Sp          1,565,291          3.2
Ireland ........................      Ir          1,495,987          3.1
Korea ..........................      Ko          1,241,943          2.5
Argentina ......................      Ar          1,207,456          2.4
Brazil .........................      Bz          1,198,250          2.5
Belgium ........................      Be          1,189,561          2.4
Norway .........................      No          1,102,575          2.3
Israel .........................      Is            586,737          1.2
Hong Kong ......................      HK            477,641          1.0
Portugal .......................      Pt            423,937          0.9
Panama .........................      Pn            266,000          0.5
Peru ...........................      Pe            240,656          0.5
Mexico .........................      Mx            237,117          0.5
Australia ......................      Au            209,571          0.4
New Zealand ....................      NZ            204,318          0.4
India ..........................      Id            135,865          0.3
Philippines ....................      Ph            109,232          0.2
Malaysia .......................      Ma             74,400          0.2
Thailand .......................      Th             70,440          0.1
Indonesia ......................      In             40,524          0.1
                                                -----------        -----
                                                $48,720,858        100.0
                                                ===========        =====

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym                      Name
  -------                      ----
  ADR       American Depositary Receipt
  GDR       Global Depositary Receipt
  GDS       Global Depositary Shares
  STRIP     Separately Traded Receipt of Interest and
            Principal


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


Assets:
Investments, at market value (identified cost $45,312,602) .......................    $48,720,858
Short-term obligations ...........................................................      3,994,000
Cash (including foreign currencies) ..............................................      2,020,339
Dividends, tax reclaims, and interest receivable .................................         44,814
Receivable for investments sold ..................................................         18,662
Receivable for fund shares sold ..................................................          3,044
Unamortized organization expense .................................................          1,432
Other assets .....................................................................          3,119
                                                                                      -----------
    Total assets .................................................................     54,806,268
                                                                                      -----------
Liabilities:
Payable for investments purchased ................................................      1,997,458
Payable for fund shares repurchased ..............................................        267,141
Management fee payable ...........................................................         38,333
Bookkeeping fee payable ..........................................................          2,258
Transfer agent fee payable .......................................................            625
Accrued expenses payable .........................................................         32,143
                                                                                      -----------
    Total liabilities ............................................................      2,337,958
                                                                                      -----------
Net assets .......................................................................    $52,468,310
                                                                                      ===========
Net assets represented by:
  Paid-in capital ................................................................    $51,137,273
  Accumulated overdistributed net investment income ..............................       (105,144)
  Accumulated net realized losses on investments and foreign currency transactions     (1,968,739)
  Net unrealized appreciation on investments and foreign currency transactions ...      3,404,920
                                                                                      -----------
Total net assets applicable to outstanding shares of beneficial interest .........    $52,468,310
                                                                                      ===========
Shares of beneficial interest outstanding ........................................     26,267,123
                                                                                      ===========
Net asset value per share ........................................................          $2.00
                                                                                            =====

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment income:
Dividends (net of nonrebatable foreign taxes withheld at source of $81,148) ............     $   651,453
Interest income ........................................................................         178,103
                                                                                             -----------
    Total investment income ............................................................         829,556
                                                                                             -----------
Expenses:
  Management fee .......................................................................         369,574
  Bookkeeping fee ......................................................................          27,008
  Transfer agent fee ...................................................................           7,500
  Audit fee ............................................................................          22,451
  Printing expense .....................................................................           2,918
  Trustees' expense ....................................................................           4,247
  Custodian fee ........................................................................          54,793
  Legal fees ...........................................................................             635
  Amortization of organization expense .................................................           4,318
  Miscellaneous expense ................................................................          17,964
                                                                                             -----------
    Total expenses .....................................................................         511,408
                                                                                             -----------
Net investment income ..................................................................         318,148
Realized and unrealized gains (losses) on investments and foreign currency transactions:
  Net realized losses on investments ...................................................      (1,623,553)
  Net realized gains on foreign currency transactions ..................................          11,753
  Change in net unrealized appreciation on investments and foreign currency transactions       5,220,545
                                                                                             -----------
Net increase in net assets resulting from operations ...................................     $ 3,926,893
                                                                                             ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------


                                                                                      Year Ended         Year Ended
                                                                                     December 31,       December 31,
                                                                                         1998               1997
                                                                                   ----------------   ---------------
Operations:
 Net investment income .........................................................     $    318,148       $    247,637
 Net realized gains (losses) on investments ....................................       (1,623,553)         1,240,608
 Net realized gains (losses) on foreign currency transactions ..................           11,753            (60,375)
 Change in unrealized appreciation (depreciation) on investments and foreign
  currency transactions ........................................................        5,220,545         (2,415,992)
                                                                                     ------------       ------------
Net increase (decrease) in net assets resulting from operations ................        3,926,893           (988,122)
                                                                                     ------------       ------------
Distributions declared from:
 Net investment income .........................................................         (121,681)          (247,637)
 In excess of net investment income ............................................         (145,244)          (352,525)
 Net realized gains ............................................................               --         (1,215,847)
                                                                                     ------------       ------------
Total distributions ............................................................         (266,925)        (1,816,009)
                                                                                     ------------       ------------
Fund share transactions:
 Proceeds from fund shares sold ................................................       57,088,376         20,868,051
 Cost of fund shares repurchased ...............................................      (39,146,772)       (15,873,163)
 Distributions reinvested ......................................................          266,925          1,816,009
                                                                                     ------------       ------------
Net increase in net assets resulting from fund share transactions ..............       18,208,529          6,810,897
                                                                                     ------------       ------------
Total increase in net assets ...................................................       21,868,497          4,006,766
Net assets:
 Beginning of year .............................................................       30,599,813         26,593,047
                                                                                     ------------       ------------
 End of year ...................................................................     $ 52,468,310       $ 30,599,813
                                                                                     ============       ============
Accumulated overdistributed net investment income included in
 ending net assets .............................................................     $   (105,144)      $   (171,584)
                                                                                     ============       ============
Analysis of changes in shares of beneficial interest:
 Shares sold ...................................................................       29,337,610         10,248,160
 Shares repurchased ............................................................      (20,432,403)        (7,607,101)
 Distributions reinvested ......................................................          135,980            987,446
                                                                                     ------------       ------------
Net increase ...................................................................        9,041,187          3,628,505
                                                                                     ============       ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------


                                                                     Year Ended December 31,
                                                                    ------------------------
                                                                     1998             1997
                                                                    -------          -------
Per share operating performance:
Net asset value, beginning of year ...........................      $  1.78          $  1.96
                                                                    -------          -------
Net investment income (a) ....................................         0.02             0.02
Net realized and unrealized gains (losses) on
  investments and foreign currency transactions ..............         0.21            (0.08)
                                                                    -------          -------
Total from investment operations .............................         0.23            (0.06)
                                                                    -------          -------
Less distributions:
  Dividends from net investment income .......................        (0.00)           (0.02)
  In excess of net investment income .........................        (0.01)           (0.02)
  Dividends from net realized gains ..........................           --            (0.08)
                                                                    -------          -------
Total distributions ..........................................        (0.01)           (0.12)
                                                                    -------          -------
Net asset value, end of year .................................      $  2.00          $  1.78
                                                                    =======          =======
Total return:
  Total investment return (b) ................................        12.96%           (3.27)%
Ratios/supplemental data:
Net assets, end of period (000) ..............................      $52,468          $30,600
Ratio of net expenses to average net assets ..................         1.24%(c)         1.34%(c)
Ratio of net investment income to average net assets .........         0.77%(c)         0.82%(c)
Portfolio turnover ratio .....................................           28%              28%

                                                                                                      Period
                                                                                                       Ended
                                                                    Year Ended December 31,        December 31,
                                                                    ------------------------     ----------------
                                                                     1996             1995            1994***
                                                                    -------          -------     ----------------
Per share operating performance:
Net asset value, beginning of year ...........................      $  1.97          $  1.88          $  2.00
                                                                    -------          -------          -------
Net investment income (a) ....................................         0.02             0.01               --
Net realized and unrealized gains (losses) on
  investments and foreign currency transactions ..............         0.09             0.10            (0.12)
                                                                    -------          -------          -------
Total from investment operations .............................         0.11             0.11            (0.12)
                                                                    -------          -------          -------
Less distributions:
  Dividends from net investment income .......................           --            (0.02)              --
  In excess of net investment income .........................           --               --               --
  Dividends from net realized gains ..........................        (0.12)              --               --
                                                                    -------          -------          -------
Total distributions ..........................................        (0.12)           (0.02)              --
                                                                    -------          -------          -------
Net asset value, end of year .................................      $  1.96          $  1.97          $  1.88
                                                                    =======          =======          =======
Total return:
  Total investment return (b) ................................         5.61%            5.85%           (6.00)%**
Ratios/supplemental data:
Net assets, end of period (000) ..............................      $26,593          $22,764          $19,146
Ratio of net expenses to average net assets ..................         1.40%(c)         1.40%(c)         1.74%*
Ratio of net investment income to average net assets .........         0.84%(c)         0.75%(c)         0.13%*
Portfolio turnover ratio .....................................          115%              40%              31%**

  * Annualized
 ** Not Annualized
*** For the period from the commencement of operations May 2, 1994 to December
    31, 1994.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


                                              Par                Value
                                     -------------------- ------------------
BONDS & NOTES--92.7%
CORPORATE FIXED-INCOME BONDS & NOTES--37.1%
Construction--0.9%
Building Construction
Falcon Building Products, Inc.
  stepped coupon, (10.500%
  06/15/02) (a) 06/15/07 .........   $ 500,000            $    295,000
Nortek, Inc., 9.875% 03/01/04.....     500,000                 521,250
USG Corp., 9.250% 09/15/01 .......     250,000                 268,488
                                                          ------------
                                                             1,084,738
                                                          ------------
Manufacturing--15.1%
Chemicals & Allied Products--2.2%
Agricultural Minerals Co., L.P.,
  10.750% 09/30/03 ...............     200,000                 201,000
LaRoche Industries, Inc.,
  9.500% 09/15/07 ................     500,000                 400,000
Revlon Consumer Products
  Corp., 9.000% 11/01/06 .........   1,000,000                 990,000
Sterling Chemicals, Inc.,
  11.250% 04/01/07 ...............     600,000                 504,000
Trans Resources, Inc., 10.750%
  03/15/08 .......................     500,000                 497,500
                                                          ------------
                                                             2,592,500
                                                          ------------
Electronic & Electrical Equipment--0.4%
TransDigm, Inc., 10.375%
  12/01/08 (b) ...................     500,000                 500,000
                                                          ------------
Fabricated Metals--1.3%
Earle M. Jorgensen & Co.,
  9.500% 04/01/05 ................     250,000                 230,000
Euramax International, PLC,
  11.250% 10/01/06 (d) ...........     250,000                 248,750
Renco Metals, Inc., 11.500%
  07/01/03 .......................     500,000                 520,000
US Can Corp., 10.125%
  10/15/06 .......................     500,000                 526,250
                                                          ------------
                                                             1,525,000
                                                          ------------
Food & Kindred Products--0.9%
Special Devices, Inc., 11.375%
  12/15/08 (b) ...................   1,000,000               1,017,500
                                                          ------------
Machinery & Computer Equipment--0.8%
IMO Industries, Inc., 11.750%
  05/01/06 .......................     500,000                 505,000
Numatics, Inc., 9.625%
  04/01/08 .......................     650,000                 611,000
                                                          ------------
                                                             1,116,000
                                                          ------------
Miscellaneous Manufacturing--2.8%
AEI Resources, Inc., 10.500%
  12/15/05 (b) ...................     500,000                 490,000


                                              Par                Value
                                     -------------------- ------------------
Building Materials Corp. of
  America, 8.000% 12/01/08
  (b) ............................   $ 500,000            $    498,750
Compass Aerospace Corp.,
  10.125% 04/15/05 (b) ...........     750,000                 727,500
Huntsman Corp., 9.500%
  07/01/07 .......................     500,000                 497,500
ISG Resources, Inc., 10.000%
  04/15/08 .......................     580,000                 574,200
Polymer Group, Inc., 9.000%
  07/01/07 .......................     500,000                 495,000
                                                          ------------
                                                             3,282,950
                                                          ------------
Paper Products--1.9%
Repap New Brunswick, Inc.,
  10.625% 04/15/05 ...............   1,170,000                 795,600
Riverwood International Corp:
  10.625% 08/01/07 ...............     500,000                 495,000
  10.875% 04/01/08 ...............     500,000                 452,500
Stone Container Corp.,
  10.750% 10/01/02 ...............     500,000                 517,500
                                                          ------------
                                                             2,260,600
                                                          ------------
Primary Metals--2.5%
Bayou Steel Corp., 9.500%
  05/15/08 .......................     500,000                 470,000
Kaiser Aluminum & Chemical
  Corp., 10.875% 10/15/06 ........   1,000,000               1,025,000
Keystone Consolidated
  Industries, Inc., 9.625%
  08/01/07 .......................     500,000                 477,500
WCI Steel, Inc., 10.000%
  12/01/04 .......................     500,000                 500,000
WHX Corp. 10.500% 04/15/05........     500,000                 460,000
                                                          ------------
                                                             2,932,500
                                                          ------------
Printing & Publishing--0.9%
American Lawyer Media, Inc.,
  9.750% 12/15/07 ................     500,000                 517,500
Hollinger International
  Publishing, Inc., 9.250%
  03/15/07 .......................     500,000                 527,500
                                                          ------------
                                                             1,045,000
                                                          ------------
Transportation Equipment--1.4%
Collins & Aikman Products
  Co., 11.500% 04/15/06 ..........     500,000                 517,500
Johnstown America Industries,
  Inc. 11.750% 08/15/05 ..........     500,000                 527,500
LDM Technologies, Inc.,
  10.750% 01/15/07 ...............     600,000                 600,000
                                                          ------------
                                                             1,645,000
                                                          ------------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


                                                   Par                Value
                                          -------------------- ------------------
Mining & Energy--1.3%
Oil & Gas Extraction
Belden & Blake Corp. 9.875%
  06/15/07 ............................  $  500,000            $    405,000
Magnum Hunter Resources,
  Inc. 10.000% 06/01/07 ...............   1,000,000                 840,000
Nevo Energy Co., 9.500%
  04/15/06 ............................     250,000                 247,500
                                                               ------------
                                                                  1,492,500
                                                               ------------
Retail Trade--0.8%
Food Stores
Pathmark Stores, Inc.:
  stepped coupon, (10.750%,
  11/01/99) (a) 11/01/03 ..............     500,000                 410,000
 9.625% 05/01/03 ......................     500,000                 490,000
                                                               ------------
                                                                    900,000
                                                               ------------
Services--3.8%
Amusement & Recreation--1.0%
Hollywood Casino Corp.
  12.750% 11/01/03 ....................     600,000                 639,000
Regal Cinemas, Inc., 9.500%
  06/01/08 ............................     500,000                 515,000
                                                               ------------
                                                                  1,154,000
                                                               ------------
Business Services--0.5%
Unisys Corp., 11.750%
  10/15/04 ............................     500,000                 580,000
                                                               ------------
Hotels, Camps & Lodging--1.4%
Eldorado Resorts LLC, 10.500%
  08/15/06 ............................     500,000                 520,000
Horseshoe Gaming, LLC,
  9.375% 06/15/07 .....................     600,000                 621,000
Station Casinos, Inc., 8.875%
  12/01/08 (b) ........................     500,000                 500,000
                                                               ------------
                                                                  1,641,000
                                                               ------------
Motion Pictures--0.4%
Loews Cineplex Entertainment
  Corp., 8.875% 08/01/08 ..............     500,000                 516,250
                                                               ------------
Other Services--0.5%
Borg-Warner Security Corp.,
  9.625% 03/15/07 .....................     600,000                 651,000
                                                               ------------
Transportation, Communication,
  Electric, Gas & Sanitary Services--15.2%
Air Transportation--0.7%
U.S. Air, Inc., 10.375%
  03/01/13 ............................     500,000                 552,500
United Airlines, Inc., 9.200%
  03/22/08 ............................     256,856                 296,613
                                                               ------------
                                                                    849,113
                                                               ------------

                                                   Par                Value
                                          -------------------- ------------------
Broadcasting--2.8%
Allbritton Communications
  Co., 9.750% 11/30/07 ................  $  500,000            $    530,000
Fox Family Worldwide, Inc.:
  stepped coupon, (10.250%
  11/01/02)
    (a) 11/01/07 ......................     500,000                 312,500
  9.250% 11/01/07 .....................     750,000                 740,625
LIN Holding Corp., stepped
  coupon, (10.000% 03/01/03)
  (a) 03/01/08 ........................     500,000                 351,250
NWCG Holding Corp., (c)
  06/15/99 ............................     425,000                 412,645
Renaissance Media Group,
  stepped coupon, (10.000%
  04/15/03) (a) 04/15/08 ..............     500,000                 335,000
Young Broadcasting Corp.,
  11.750% 11/15/04 ....................     650,000                 695,500
                                                               ------------
                                                                  3,377,520
                                                               ------------
Cable--3.4%
Comcast UK Cable Partners
  Ltd., stepped coupon,
  (11.200% 11/15/00) (a)
  11/15/07 ............................     500,000                 425,000
Diamond Cable Co., stepped
  coupon, (10.750% 02/15/02)
  (a) 02/15/07 ........................     500,000                 360,000
EchoStar Satellite Broadcasting Corp.:
  stepped coupon, (13.125%,
  03/15/00) (a) 03/15/04 ..............     500,000                 498,750
  stepped coupon, (12.875%,
  06/01/99) (a) 06/01/04 ..............     500,000                 511,250
  12.500% 07/01/02 ....................     250,000                 288,750
Marcus Cable Co., L.P.,
  stepped coupon, (14.250%,
  06/15/00) (a) 12/15/05 ..............     600,000                 576,000
Northland Cable Television,
  Inc. 10.250% 11/15/07 ...............     500,000                 526,250
Telewest Communication PLC,
  stepped coupon, (11.000%,
  10/01/00) (a) 10/01/07 (d) ..........   1,000,000                 835,000
                                                               ------------
                                                                  4,021,000
                                                               ------------
Communications--1.2%
Century Communications
  Corp., (c) 01/15/08 .................   1,000,000                 515,000
Classic Cable, Inc., 9.875%
  08/01/08 (b) ........................     500,000                 520,000
FrontierVision Holdings L.P.,
  stepped coupon, (11.875%,
  09/15/01) (a) 09/15/07 ..............     500,000                 418,750
                                                               ------------
                                                                  1,453,750
                                                               ------------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


                                                                                Par                Value
                                                                                ---                -----
Electric Services--0.1%
California Energy Co., Inc.,
  9.500% 09/15/06 ........................................................  $  150,000            $   166,500
                                                                                                  -----------
Pipelines--0.3%
Falcon Holding Group L.P.,
  stepped coupon, (9.285%,
  04/15/03) (a) 04/15/10 .................................................     500,000                340,000
                                                                                                  -----------
Telecommunications--6.7%
Adelphia Communications
  Corp., 9.875% 03/01/07 .................................................     500,000                553,750
Clearnet Communications,
  Inc., stepped coupon,
  (14.750%, 12/15/00) (a)
  12/15/05 ...............................................................     500,000                430,000
Comcast Cellular
  Communications, Inc.
  9.500% 05/01/07 ........................................................     500,000                533,750
GST USA, Inc., stepped
  coupon, (13.875%,
  12/15/00) (a) 12/15/05 .................................................     500,000                366,250
Hyperion Telecommunications,
  Inc., stepped coupon,
  (13.000%, 04/15/01) (a)
  04/15/03 (b) ...........................................................     500,000                357,500
ICG Holding, Inc., stepped
  coupon, (13.500%,
  09/15/00) (a) 09/15/05 .................................................     500,000                408,355
Intermedia Communications,
  Inc., stepped coupon,
  (11.250%, 07/15/02) (a)
  07/15/07 ...............................................................     500,000                345,000
Level 3 Communications, Inc.,
  9.125% 05/01/08 ........................................................     500,000                496,250
Loral Space &
  Communications Ltd.,
  11.250% 01/15/07 .......................................................     500,000                495,000
McLeodUSA, Inc., 8.375%
  03/15/08 ...............................................................     500,000                502,500
Metrocall, Inc., 10.375%
  10/01/07 ...............................................................     500,000                490,000
NTL, Inc.:
  stepped coupon, (9.750%,
  04/01/03)
  (a) 04/01/08 (b) .......................................................   1,000,000                616,250
  11.500% 10/01/08 (b) ...................................................     500,000                545,000
Nextel Communications, Inc.,
  stepped coupon, (9.750%,
  10/31/02) (a) 10/31/07 .................................................     500,000                305,000
Nextlink Communications, Inc.,
  stepped coupon, (9.450%,
  04/15/03) (a) 04/15/08 .................................................     500,000                287,500

                                                                                Par                Value
                                                                                ---                -----
Price Communications
  Wireless, Inc., 9.125%
  12/15/06 (b) ...........................................................  $  500,000            $   505,000
Sprint Spectrum L.P., stepped
  coupon, (12.500%,
  08/15/01) (a) 08/15/06 .................................................     850,000                777,750
                                                                                                  -----------
                                                                                                    8,014,855
                                                                                                  -----------
Total Corporate Fixed-Income
  Bonds & Notes
  (cost of $45,350,569)...............................................................             44,159,276
                                                                                                  -----------
U.S. Government & Agency Obligations--31.3%
Federal Home Loan Mortgage
  Corp., 8.000% 10/01/26 .................................................   1,582,973              1,638,868
Government National
  Mortgage
  Association, 8.000% 04/15/17 ..........................................    1,096,808              1,150,310
U.S. Treasury Bonds:
  8.750% 05/15/17 ........................................................   6,231,000              8,667,882
  11.625% 11/15/04 (e) ...................................................   5,704,000              7,682,546
  12.000% 08/15/13 .......................................................   4,072,000              6,216,804
U.S. Treasury Notes, 11.875%
  11/15/03 (e) ...........................................................   9,109,000             11,888,702
                                                                                                  -----------
Total U.S. Government & Agency Obligations
  (cost of $35,897,779)..........................................................................  37,245,112
                                                                                                  -----------

                                   Currency
                                   --------
Foreign Government & Agency Obligations--23.7%
Government of Canada,
  10.000% 06/01/08 ..............    C$         426,000     383,442
Government of France,
  8.500% 04/25/03 ...............    FF      11,730,000   2,519,650
Government of Mexico,
  11.375% 09/15/16 (f) ..........             2,315,000   2,385,897
Hellenic Republic:
  8.600% 03/26/08 ...............    GD     460,500,000   1,824,423
  8.900% 03/21/04 ...............    GD     493,000,000   1,881,071
Province of Ontario,
  8.250% 12/01/05 ...............    C$       2,232,000   1,721,766
Republic of Argentina:
  11.250% 04/10/06 (g) ..........    DM         975,000     644,318
  11.375% 01/30/17 (h) ..........             1,830,000   1,824,281
Republic of Brazil, 10.125%
  05/15/27 (i) ..................             1,710,000   1,138,219
Republic of Bulgaria,
  Floating Rate, 6.688%
  07/28/11 (j) ..................             1,750,000   1,172,500
Republic of Panama,
  8.875% 09/30/27 (k) ...........               970,000     907,556
Russian Federation,
  11.000% 07/24/18 (l) ..........               394,000      94,806
Swedish Government Bonds,
  10.250% 05/05/03 ..............    SK       9,400,000   1,455,533


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


                                               Currency      Par         Value
                                               --------      ---         -----
Treasury Corp. of Victoria:
  10.250% 11/15/06 ..........................    A$      1,585,000   $ 1,274,764
  12.500% 10/15/03 ..........................    A$      1,380,000     1,107,920
United Kingdom Treasury:
  9.000% 07/12/11 ...........................    KB        899,000     2,132,119
  10.000% 02/26/01 ..........................    KB      1,160,000     2,116,129
  10.000% 09/08/03 ..........................    KB      1,518,000     3,091,007
United Mexican States,
  10.375% 01/29/03 (m).......................    DM        720,000       460,665
                                                                     -----------
Total Foreign Government & Agency Obligations
  (cost of $28,349,609)...........................................    28,136,066
                                                                     -----------
Corporate Convertible Bond--0.6%
Mining & Energy--0.6%
Oil & Gas Extraction
HS Resources, Inc.,
  9.250% 11/15/06 (cost of
  $762,656) .......................................       775,000       740,125
                                                                     -----------
Total Bonds & Notes
  (cost of $110,360,613)..........................................   110,280,579
                                                                     -----------

PREFERRED STOCKS--1.0%
Transportation, Communication, Electric,
  Gas & Sanitary Services--1.0%
                                          Shares
                                          ----
Cable
CSC Holdings Limited
  PIK:
  11.125% ............................   6,628       742,336
  11.750% ............................   3,816       435,012
                                                 -----------
Total Preferred Stocks
  (cost of $1,149,223)........................     1,177,348
                                                 -----------
Total Investments--93.7%
  (cost of $111,509,836) (n)..................   111,457,927
                                                 -----------

                                              Par
                                         -------------
Short-Term Obligations--5.2%
Repurchase agreement with ABN AMRO
  Chicago Corp., dated 12/31/98,
  due 01/04/99
  at 4.750%, collateralized by U.S.
  Treasury notes with various maturities
  to 2015, market value
  $6,349,744 (repurchase
  proceeds $6,243,293)................   $6,240,000       6,240,000
                                                       ------------
Forward Currency Contracts--0.1% (o) ...............        105,484
                                                       ------------
Other Assets and Liabilities, Net--1.0% ............      1,181,884
                                                       ------------
Net Assets--100.0% .................................   $118,985,295
                                                       ============


Notes to Investment Portfolio:

(a) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the value of these securities amounted to $6,277,500 or 5.3% of net assets.
(c) Zero coupon bond.
(d) This is a British security. Par amount is stated in U.S. dollars. (e) These securities, or a portion thereof, with a total market value of $15,197,035 are being used to collateralize the forward currency contracts shown below.
(f) This is a Mexican security. Par amount is stated in U.S. dollars.
(g) This is an Argentinean security. Par amount is stated in German
    Deutschemarks.
(h) This is an Argentinian security. Par amount is stated in U.S. dollars.
(i) This is a Brazilian security. Par amount is stated in U.S. dollars.
(j) This is a Bulgarian security. Par amount is stated in U.S. dollars.
(k) This is a Panamanian security. Par amount is stated in U.S. dollars.
(l) This is a Russian security. Par amount is stated in U.S. dollars.
(m) This is a Mexican security. Par amount is stated in German Deutschemarks.
(n) Cost for federal income tax purposes is $111,537,026. Gross unrealized appreciation (depreciation) at December 31, 1998 is as follows:

        Gross unrealized appreciation     $ 3,088,359
        Gross unrealized depreciation      (3,167,458)
                                          -----------
        Net unrealized depreciation       $   (79,099)
                                          ===========

(o) As of December 31, 1998, the Fund had entered into the following forward currency exchange contracts:

                                                             Net Unrealized
                                                              Appreciation
     Contracts             In Exchange        Settlement     (Depreciation)
     to Deliver                For               Date            (U.S$)
-------------------   --------------------   ------------   ---------------
FF        7,280,000   US$        1,273,303  01/13/1999         $(29,844)
C$        3,250,000   US$        2,115,885  01/14/1999           (6,273)
A$        3,711,000   US$        2,315.736  01/21/1999           42,257
KB        3,853,000   US$        6,462,345  01/19/1999           85,246
SK       12,182,000   US$        1,519,838  02/16/1999           14,098
                                                               --------
                                                               $105,484
                                                               ========


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


                       Summary of Securities by Country

                                                                     % of Total
                                                                     Securities
Country                              Currency        Value            at Value
-------                              --------     ------------       ----------
United States .................                   $ 82,486,861           74.0
United Kingdom ................      KB              8,174,255            7.3
Greece ........................      GD              3,705,494            3.3
Mexico ........................                      2,846,562            2.6
France ........................      FF              2,519,650            2.3
Argentina .....................                      2,468,599            2.2
Australia .....................      A$              2,382,684            2.1
Canada ........................      C$              2,105,208            1.9
Sweden ........................      SK              1,455,533            1.3
Bulgaria ......................                      1,172,500            1.1
Brazil ........................                      1,138,219            1.0
Panama ........................                        907,556            0.8
Russia ........................                         94,806            0.1
                                                  ------------          -----
                                                  $111,457,927          100.0
                                                  ============          =====

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym           Name
  -------           ----
  PIK         Payment-In-Kind
  DM          Deutschemarks


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


Assets:
Investments, at market value (identified cost $111,509,836)..........................    $111,457,927
Short-term obligations ..............................................................       6,240,000
Cash ................................................................................       1,543,251
Dividends and interest receivable ...................................................       2,341,309
Receivable for fund shares sold .....................................................         663,367
Unrealized appreciation on forward currency exchange contracts ......................         141,601
Expense reimbursement due from Advisor ..............................................           5,218
Unamortized organization expenses ...................................................           2,016
Other assets ........................................................................           2,987
                                                                                         ------------
    Total assets ....................................................................     122,397,676
                                                                                         ------------
Liabilities:
Payable for investments purchased ...................................................       3,188,840
Payable for fund shares repurchased .................................................         107,983
Unrealized depreciation on forward currency exchange contracts ......................          36,117
Management fee payable ..............................................................          62,667
Bookkeeping fee payable .............................................................           4,107
Transfer agent fee payable ..........................................................             625
Accrued expenses payable ............................................................          12,042
                                                                                         ------------
    Total liabilities ...............................................................       3,412,381
                                                                                         ------------
Net assets ..........................................................................    $118,985,295
                                                                                         ============
Net assets represented by:
  Paid-in capital ...................................................................    $119,342,728
  Accumulated overdistributed net investment income .................................        (105,456)
  Accumulated net realized losses on investments and foreign currency transactions ..        (312,839)
  Net unrealized appreciation on investments and foreign currency transactions ......          60,862
                                                                                         ------------
Total net assets applicable to outstanding shares of beneficial interest ............    $118,985,295
                                                                                         ============
Shares of beneficial interest outstanding ...........................................      10,733,969
                                                                                         ============
Net asset value per share ...........................................................          $11.08
                                                                                               ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment income:
Interest income ........................................................................     $ 7,789,181
Dividends ..............................................................................         135,036
                                                                                             -----------
    Total investment income ............................................................       7,924,217
                                                                                             -----------
Expenses:
  Management fee .......................................................................         590,688
  Bookkeeping fee ......................................................................          41,331
  Transfer agent fee ...................................................................           7,500
  Audit fee ............................................................................          22,854
  Printing expense .....................................................................           4,980
  Trustees' expense ....................................................................           4,650
  Custodian fee ........................................................................          15,513
  Legal fees ...........................................................................           2,109
  Amortization of organization expense .................................................           3,971
  Miscellaneous expense ................................................................          19,043
                                                                                             -----------
    Total expenses .....................................................................         712,639
                                                                                             -----------
Net investment income ..................................................................       7,211,578
                                                                                             -----------
Realized and unrealized gains (losses) on investments and foreign currency transactions:
  Net realized losses on investments ...................................................        (279,638)
  Net realized gains on foreign currency transactions ..................................         148,693
  Change in net unrealized depreciation on investments and foreign currency transactions      (1,654,357)
                                                                                             -----------
Net increase in net assets resulting from operations ...................................     $ 5,426,276
                                                                                             ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------


                                                                                      Year Ended         Year Ended
                                                                                     December 31,       December 31,
                                                                                         1998               1997
                                                                                     ------------       ------------
Operations:
  Net investment income ........................................................     $  7,211,578       $  4,834,642
  Net realized losses on investments ...........................................         (279,638)          (557,481)
  Net realized gains on foreign currency transactions ..........................          148,693          1,104,281
  Change in unrealized appreciation (depreciation) on investments and foreign
    currency transactions ......................................................       (1,654,357)           101,719
                                                                                     ------------       ------------
Net increase in net assets resulting from operations ...........................        5,426,276          5,483,161
                                                                                     ------------       ------------
Distributions declared from:
  Net investment income ........................................................       (7,211,578)        (4,834,643)
  In excess of net investment income ...........................................         (185,797)          (296,671)
                                                                                     ------------       ------------
  Net realized gains on investments ............................................               --           (328,008)
  In excess of net realized gains ..............................................               --             (7,971)
Total distributions ............................................................       (7,397,375)        (5,467,293)
                                                                                     ------------       ------------
Fund share transactions:
  Proceeds from fund shares sold ...............................................       95,188,698         29,075,205
  Cost of fund shares repurchased ..............................................      (54,804,696)       (14,776,214)
  Distributions reinvested .....................................................        7,397,375          5,467,293
                                                                                     ------------       ------------
Net increase in net assets resulting from fund share transactions ..............       47,781,377         19,766,214
                                                                                     ------------       ------------
Total increase in net assets ...................................................       45,810,278         19,782,082
Net assets:
  Beginning of year ............................................................       73,175,017         53,392,935
                                                                                     ------------       ------------
  End of year ..................................................................     $118,985,295       $ 73,175,017
                                                                                     ============       ============
Accumulated overdistributed net investment income included in
  ending net assets ............................................................     $   (105,456)      $    (23,401)
                                                                                     ============       ============
Analysis of changes in shares of beneficial interest:
  Shares sold ..................................................................       17,374,862          2,534,934
  Shares repurchased ...........................................................      (13,873,330)        (1,299,060)
  Distributions reinvested .....................................................          667,431            490,780
                                                                                     ------------       ------------
Net increase ...................................................................        4,168,963          1,726,654
                                                                                     ============       ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------


                                                         Year Ended December 31,
                                                      ----------------------------
                                                        1998                1997
                                                      --------             -------
Per share operating performance:
Net asset value, beginning of year ..............     $  11.15             $ 11.04
                                                      --------             -------
Net investment income (a) .......................         0.91                0.90
Net realized and unrealized gains (losses)
  on investments ................................        (0.24)               0.11
                                                      --------             -------
Total from investment operations ................         0.67                1.01
                                                      --------             -------
Less distributions:
  Dividends from net investment income ..........        (0.72)              (0.79)
  In excess of net investment income ............        (0.02)              (0.05)
  Dividends from net realized gains .............           --               (0.05)
  In excess of net realized gains ...............           --               (0.01)
                                                      --------             -------
Total distributions .............................        (0.74)              (0.90)
                                                      --------             -------
Net asset value, end of year ....................     $  11.08             $ 11.15
                                                      ========             =======
Total return:
Total investment return (b) .....................         6.03%               9.11%(c)
Ratios/supplemental data:
Net assets, end of year (000) ...................     $118,985             $73,175
Ratio of net expenses to average net assets .....         0.78%(e)            0.80%(d)(e)
Ratio of net investment income to average
  net assets ....................................         7.92%(e)            7.86%(c)(e)
Portfolio turnover ratio ........................           50%                 94%

                                                                                                       Period
                                                                                                       Ended
                                                             Year Ended December 31,                  December
                                                          ------------------------------              --------
                                                           1996                   1995                 1994***
                                                          -------                -------              --------
Per share operating performance:
Net asset value, beginning of year ..............         $ 10.99                $  9.79               $ 10.00
                                                          -------                -------               -------
Net investment income (a) .......................            0.92                   0.55                  0.30
Net realized and unrealized gains (losses)
 on investments .................................            0.16                   1.24                 (0.19)
                                                          -------                -------               -------
Total from investment operations ................            1.08                   1.79                  0.11
                                                          -------                -------               -------
Less distributions:
 Dividends from net investment income ...........           (0.96)                 (0.56)                (0.31)
 In excess of net investment income .............              --                     --                    --
 Dividends from net realized gains ..............           (0.07)                 (0.03)                (0.01)
 In excess of net realized gains ................              --                     --                    --
                                                          -------                -------               -------
Total distributions .............................           (1.03)                 (0.59)                (0.32)
                                                          -------                -------               -------
Net asset value, end of year ....................         $ 11.04                $ 10.99               $  9.79
                                                          =======                =======               ========
Total return:
Total investment return (b) .....................            9.83%(c)              18.30%(c)              1.10%(c)**
Ratios/supplemental data:
Net assets, end of year (000) ...................         $53,393                $48,334               $13,342
Ratio of net expenses to average net assets .....            0.80%(d)(e)            0.84%(d)(e)           1.00%(d)*
Ratio of net investment income to average
 net assets .....................................            8.13%(c)(e)            8.08%(c)(e)           7.33%(c)*
Portfolio turnover ratio ........................             114%                   281%                   94%**

  * Annualized
 ** Not Annualized
*** For the period from the commencement of operations July 5, 1994 to
    December 31, 1994.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Computed giving effect to Manager's expense limitation undertaking.
(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 0.82%, 0.86%, 0.94% and 1.60% (annualized), respectively.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


                                               Shares            Value
                                               ------            -----
COMMON STOCKS--111.1%
Finance, Insurance & Real Estate--24.6%
Depository Institutions--5.1%
BankAmerica Corp. .....................         3,669         $  220,599
Chase Manhattan Corp. .................        50,180          3,415,376
Comerica, Inc. ........................        18,790          1,281,243
Dime Bancorp, Inc. ....................        25,825            682,748
Fleet Financial Group, Inc. ...........         6,000            268,125
Wells Fargo & Co. .....................        39,445          1,575,335
                                                              ----------
                                                               7,443,426
                                                              ----------
Insurance Carriers--13.2%
Allstate Corp. ........................        33,590          1,297,414
Ambac Financial Group, Inc. ...........        26,600          1,600,988
American General Corp. ................        23,355          1,821,690
American International Group, Inc.             15,970          1,543,101
CIGNA Corp. ...........................        31,580          2,441,529
Citigroup Corp. .......................        51,209          2,534,846
Conseco, Inc. .........................        24,720            755,505
Loews Corp. ...........................        16,100          1,581,825
Progressive Corp. .....................        13,640          2,310,275
United Healthcare Corp. ...............        30,380          1,308,239
Wellpoint Health Networks, Inc.,
  Class A .............................        24,070          2,094,090
                                                              ----------
                                                              19,289,502
                                                              ----------
Nondepository Credit Institutions--5.0%
American Express Co. ..................        15,860          1,621,685
Capital One Financial Corp. ...........         7,200            828,000
Fannie Mae ............................        35,570          2,632,180
Freddie Mac ...........................        33,700          2,171,544
                                                              ----------
                                                               7,253,409
                                                              ----------
Security Brokers & Dealers--1.3%
Bear Stearns Cos, Inc. ................        13,945            521,194
Morgan Stanley Dean Witter & Co. ......        19,900          1,412,900
                                                              ----------
                                                               1,934,094
                                                              ----------
Manufacturing--51.6%
Apparel--1.0%
VF Corp. ..............................        30,385          1,424,297
                                                              ----------
Chemicals & Allied Products--11.3%
American Home Products Corp. ..........        14,525            817,939
Amgen, Inc. ...........................         5,100            533,269
Dow Chemical Co. ......................        16,010          1,455,909
Eli Lilly & Co. .......................        14,240          1,265,580
Goodrich (B.F.) Co. ...................        14,560            522,340
Johnson & Johnson .....................         8,435            707,486
Merck & Co., Inc. .....................        11,150          1,646,716
Mylan Laboratories ....................        12,135            382,253
Pfizer, Inc. ..........................        20,635          2,588,403
Pharmacia & Upjohn, Inc. ..............        15,000            849,375

                                               Shares              Value
                                               ------              -----
Procter & Gamble Co. ..................         9,785        $   893,493
Rohm and Haas Co. .....................        30,905            931,013
Schering-Plough Corp. .................        36,580          2,021,044
Warner-Lambert Co. ....................        25,680          1,930,815
                                                             -----------
                                                              16,545,635
                                                             -----------
Communications Equipment--2.3%
Lucent Technologies, Inc. .............        22,484          2,473,240
Tellabs, Inc. (a) .....................        13,250            908,453
                                                             -----------
                                                               3,381,693
                                                             -----------
Electrical Industrial Equipment--2.4%
General Electric Co. ..................        34,575          3,528,811
                                                             -----------
Electronic Components--4.0%
Intel Corp. ...........................        38,005          4,505,968
Texas Instruments, Inc. ...............        16,200          1,386,113
                                                             -----------
                                                               5,892,081
                                                             -----------
Fabricated Metal--0.8%
Crown Cork & Seal Co., Inc. ...........        23,100            711,769
Danaher Corp. .........................         9,760            530,090
                                                             -----------
                                                               1,241,859
                                                             -----------
Food & Kindred Products--4.3%
Heinz (H.J.) Co. ......................        14,800            838,050
Philip Morris Companies, Inc. .........        78,225          4,185,038
Quaker Oats Co. .......................        14,340            853,230
Tyson Foods, Inc. .....................        18,600            395,250
                                                             -----------
                                                               6,271,568
                                                             -----------
Furniture & Fixtures--2.5%
Herman Miller, Inc. ...................        36,785            988,597
Hillenbrand Industries, Inc. ..........        10,500            597,188
Johnson Controls, Inc. ................        11,900            702,100
Masco Corp. ...........................        49,995          1,437,356
                                                             -----------
                                                               3,725,241
                                                             -----------
Household Appliances--0.4%
Maytag Corp. ..........................        10,045            625,301
                                                             -----------
Machinery & Computer Equipment--10.6%
Applied Materials, Inc. (a) ...........        32,865          1,402,925
Baker Hughes, Inc. ....................        39,885            705,465
Caterpillar, Inc. .....................         1,630             74,980
Compaq Computer Corp. .................        53,349          2,237,324
EMC Corp. (a) .........................        11,920          1,013,200
Ingersoll Rand Co. ....................        37,740          1,771,421
International Business Machines
  Corp. ...............................        12,375          2,286,281
Sun Microsystems, Inc. (a) ............        20,270          1,735,619
Tyco International Ltd. ...............        26,840          2,024,743
Unisys Corp. (a) ......................        56,860          1,958,116
Varco International, Inc. (a) .........        28,450            220,488
                                                             -----------
                                                              15,430,562
                                                             -----------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


                                              Shares           Value
                                              ------           -----
Measuring & Analyzing Instruments--0.9%
Eastman Kodak Co. ....................         5,500         $  396,000
Honeywell, Inc. ......................        11,930            898,478
                                                             ----------
                                                              1,294,478
                                                             ----------
Petroleum Refining--3.9%
Chevron Corp. ........................         3,455            286,549
Exxon Corp. ..........................        24,985          1,827,028
Mobil Corp. ..........................        20,655          1,799,567
Texaco, Inc. .........................        21,570          1,140,513
USX-Marathon Group ...................        22,600            680,824
                                                             ----------
                                                              5,734,481
                                                             ----------
Primary Metal--0.6%
Aluminum Company of America ..........        12,000            894,750
                                                             ----------
Tobacco Products--0.6%
Fortune Brands, Inc. .................        26,700            844,388
                                                             ----------
Transportation Equipment--6.0%
DaimlerChrysler AG (a) ...............        11,809          1,134,401
Ford Motor Co. .......................        30,225          1,773,830
General Dynamics Corp. ...............        22,795          1,336,357
General Motors Corp. .................        11,300            808,656
Lockheed Martin Corp. ................        17,830          1,511,093
United Technologies Corp. ............        20,525          2,232,094
                                                             ----------
                                                              8,796,431
                                                             ----------
Mining & Energy--2.0%
Crude Petroleum & Natural Gas--0.3%
Burlington Resources, Inc. ...........        11,000            393,938
                                                             ----------
Nonmetallic, Except Fuels--0.5%
Vulcan Materials Co. .................         5,065            666,364
                                                             ----------
Oil & Gas Extraction--0.5%
Sonat Offshore Drilling Co. ..........        29,230            783,729
                                                             ----------
Oil & Gas Field Services--0.7%
Schlumberger Ltd. ....................        23,460          1,082,093
                                                             ----------
Retail Trade--10.8%
Apparel & Accessory Stores--1.3%
TJX Companies, Inc. ..................        64,205          1,861,945
                                                             ----------
Food Stores--3.1%
Albertson's, Inc. ....................        30,515          1,943,424
Kroger Corp. (a) .....................        14,705            889,653
Safeway, Inc. (a) ....................        27,995          1,705,945
                                                             ----------
                                                              4,539,022
                                                             ----------
General Merchandise Stores--5.1%
Dayton Hudson Corp. ..................        34,900          1,893,325
Dillard Department Stores, Inc. ......        19,365            549,481
Family Dollar Stores, Inc. ...........        21,645            476,190
Federated Department Stores,
  Inc. (a) ...........................        26,290          1,145,257
Kmart Corp. ..........................        52,565            804,901
Wal-Mart Stores, Inc. ................        31,355          2,553,472
                                                             ----------
                                                              7,422,626
                                                             ----------

                                              Shares           Value
                                              ------           -----
Miscellaneous Retail--1.3%
Office Depot, Inc. (a) ...............        24,845        $   917,712
Rite Aid Corp. .......................        18,800            931,775
                                                            -----------
                                                              1,849,487
                                                            -----------
Services--6.4%
Business Services--0.4%
Omnicom Group, Inc. ..................         9,610            557,380
                                                            -----------
Computer Related Services--1.7%
Cadence Design Systems, Inc. (a) .....        24,125            717,719
HBO & Co. ............................        23,590            676,738
Teradyne, Inc. (a) ...................        24,900          1,055,138
                                                            -----------
                                                              2,449,595
                                                            -----------
Computer Software--4.3%
Compuware Corp. (a) ..................        11,700            914,063
Microsoft Corp. (a) ..................        38,270          5,307,571
                                                            -----------
                                                              6,221,634
                                                            -----------
Transportation, Communication, Electric, Gas &
  Sanitary Services--14.1%
Air Transportation--1.2%
AMR Corp. (a) ........................         4,500            267,188
Continental Airlines, Inc., Class
  B (a) ..............................        19,465            652,078
Delta Air Lines, Inc. ................        12,430            646,360
US Airways Group, Inc. (a) ...........         4,940            256,880
                                                            -----------
                                                              1,822,506
                                                            -----------
Electric Services--4.3%
Consolidated Edison Co. of
  New York ...........................        15,530            821,149
Edison International .................        42,420          1,182,458
FPL Group, Inc. ......................        18,100          1,115,413
GPU, Inc. ............................        36,970          1,633,612
NIPSCO Industries, Inc. ..............        26,985            821,356
PG&E Corp. ...........................        24,170            761,354
                                                            -----------
                                                              6,335,342
                                                            -----------
Telecommunication--8.2%
Ameritech Corp. ......................        30,005          1,901,567
Bell Atlantic Corp. ..................        17,661          1,003,366
BellSouth Corp. ......................        40,150          2,002,481
GTE Corp. ............................        26,405          1,780,687
MCI WorldCom, Inc. (a) ...............        49,793          3,572,647
US West Communications Group .........        27,045          1,747,783
                                                            -----------
                                                             12,008,531
                                                            -----------
Water Transportation--0.4%
Carnival Corp. .......................        11,890            570,720
                                                            -----------
Wholesale Trade--1.6%
Nondurable Goods
Bergen Brunswig Corp., Class A .......        31,730          1,106,584
Cardinal Health, Inc. ................        16,345          1,240,176
                                                            -----------
                                                              2,346,760
                                                            -----------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


                                                            Value
                                                            -----
Total Common Stocks
  (cost of $125,825,613) ..........................      $162,463,679
                                                         ------------
                                            Par
                                         ----------
CORPORATE FIXED INCOME BONDS--2.5%
Finance, Insurance & Real Estate--1.4%
Depository Institutions--0.4%
Fleet/Norstar Financial Group,
  Inc. 8.125% 07/01/04 ..............    $  500,000          552,640
                                                         ------------
Nondepository Credit Institutions--1.0%
Ford Motor Credit Co. 8.000%
  06/15/02 ..........................     1,000,000         1,075,070
Household Finance Co., 8.250%
  02/15/05 ..........................       400,000           445,568
                                                         ------------
                                                            1,520,638
                                                         ------------
Manufacturing--0.7%
Transportation Equipment
General Motors Corp. 9.125%
  07/15/01 ..........................     1,000,000         1,084,230
                                                         ------------
Retail Trade--0.4%
General Merchandise Stores
Wal-Mart Stores, Inc. 8.625%
  04/01/01 ..........................       500,000           535,840
                                                         ------------
Total Corporate Fixed Income Bonds
  (cost of $3,674,015) ............................         3,693,348
                                                         ------------
Total Investments--113.6%
  (cost of $129,499,628)(b) .......................       166,157,027
                                                         ------------
SHORT-TERM OBLIGATIONS--3.7%
Repurchase agreement with ABN
  AMRO Chicago Corp., dated
  12/31/98, due 01/04/99 at
  4.750%, collateralized by U.S.
  Treasury notes with various
  maturities to 2015, market
  value $5,472,584 (repurchase
  proceeds $5,380,838) ..............     5,378,000         5,378,000
                                                         ------------
Other Assets & Liabilities, Net--(17.3%) ..........       (25,295,612)
                                                         ------------
Net Assets--100% ..................................      $146,239,415
                                                         ============

Notes to Investment Portfolio:
(a) Non-income producing.
(b) The cost for federal income tax purposes is $129,686,933. Gross unrealized appreciation and depreciation at December 31, 1998 is as follows:

        Gross unrealized appreciation     $40,623,886
        Gross unrealized depreciation      (4,153,792)
                                          -----------
        Net unrealized appreciation       $36,470,094
                                          ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Colonial U.S Stock Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------


Assets:
Investments, at market value (identified cost $129,499,628) .............    $166,157,027
Short-term obligations ..................................................       5,378,000
Cash ....................................................................          53,312
Dividends and interest receivable .......................................         248,758
Receivable for fund shares sold .........................................             923
Unamortized organization expenses .......................................           2,016
Other assets ............................................................           1,029
                                                                             ------------
    Total assets ........................................................     171,841,065
                                                                             ------------
Liabilities:
Payable for fund shares repurchased .....................................      25,258,717
Payable for investments purchased .......................................         203,066
Management fee payable ..................................................         111,317
Bookkeeping fee payable .................................................           5,548
Transfer agent fee payable ..............................................             625
Accrued expenses payable ................................................          22,377
                                                                             ------------
    Total liabilities ...................................................      25,601,650
                                                                             ------------
Net assets ..............................................................    $146,239,415
                                                                             ============
Net assets represented by:
  Paid-in capital .......................................................    $109,861,981
  Accumulated overdistributed net investment income .....................         (71,141)
  Accumulated net realized losses on investments ........................        (208,824)
  Net unrealized appreciation on investments ............................      36,657,399
                                                                             ------------
Total net assets applicable to outstanding shares of beneficial interest     $146,239,415
                                                                             ============
Shares of beneficial interest outstanding ...............................       7,784,284
                                                                             ============
Net asset value per share ...............................................          $18.79
                                                                                   ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment income:
Dividends .....................................................    $ 1,643,415
Interest income ...............................................        642,197
                                                                   -----------
    Total investment income ...................................      2,285,612
                                                                   -----------
Expenses:
  Management fee ..............................................      1,027,590
  Bookkeeping fee .............................................         54,453
  Transfer agent fee ..........................................          7,500
  Audit fee ...................................................         21,051
  Printing expense ............................................         10,199
  Trustees' expense ...........................................          8,186
  Custodian fee ...............................................          6,045
  Legal fee ...................................................          1,836
  Amortization of organization expense ........................          3,971
  Miscellaneous expense .......................................         17,624
                                                                   -----------
    Total expenses ............................................      1,158,455
                                                                   -----------
Net investment income .........................................      1,127,157
Realized and unrealized gains on investments:
  Net realized gains on investments ...........................      5,562,100
  Change in net unrealized appreciation on investments ........     17,472,679
                                                                   -----------
Net increase in net assets resulting from operations ..........    $24,161,936
                                                                   ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial U.S Stock Fund, Variable Series
--------------------------------------------------------------------------------


                                                                                          Year Ended         Year Ended
                                                                                         December 31,       December 31,
                                                                                             1998               1997
                                                                                       ----------------   ----------------
Operations:
  Net investment income ............................................................     $  1,127,157       $    932,129
  Net realized gains on investments ................................................        5,562,100         11,726,262
  Change in unrealized appreciation on investments .................................       17,472,679          8,137,807
                                                                                         ------------       ------------
Net increase in net assets resulting from operations ...............................       24,161,936         20,796,198
                                                                                         ------------       ------------
Distributions declared from:
  Net investment income ............................................................       (1,100,944)          (932,130)
  In excess of net investment income ...............................................               --            (47,965)
  Net realized gains on investments ................................................       (5,562,100)       (11,726,262)
  In excess of net realized gains ..................................................         (206,845)           (34,889)
                                                                                         ------------       ------------
Total distributions ................................................................       (6,869,889)       (12,741,246)
                                                                                         ------------       ------------
Fund share transactions:
  Proceeds from fund shares sold ...................................................      119,757,416         29,081,474
  Cost of fund shares repurchased ..................................................      (94,395,078)       (14,017,158)
  Distributions reinvested .........................................................        6,869,889         12,741,246
                                                                                         ------------       ------------
Net increase in net assets resulting from fund share transactions ..................       32,232,227         27,805,562
                                                                                         ------------       ------------
Total increase in net assets .......................................................       49,524,274         35,860,514
Net assets:
  Beginning of year ................................................................       96,715,141         60,854,627
                                                                                         ------------       ------------
  End of year ......................................................................     $146,239,415       $ 96,715,141
                                                                                         ============       ============
Accumulated overdistributed net investment income included in ending net assets.....     $    (71,141)      $    (47,967)
                                                                                         ============       ============
Analysis of changes in shares of beneficial interest:
  Shares sold ......................................................................       13,606,763          1,713,649
  Shares redeemed ..................................................................      (12,124,830)          (842,285)
  Distributions reinvested .........................................................          366,394            785,527
                                                                                         ------------       ------------
Net increase .......................................................................        1,848,327          1,656,891
                                                                                         ============       ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable Series
--------------------------------------------------------------------------------


                                                                           Year Ended December 31,
                                                      --------------------------------------------------------------
                                                        1998             1997             1996                1995
                                                      --------          -------          -------             -------
Per share operating performance:
Net asset value, beginning of year ..............     $  16.29          $ 14.22          $ 12.36             $ 10.27
                                                      --------          -------          -------             -------
Net investment income (a) .......................         0.16             0.20             0.19                0.21
Net realized and unrealized gains on
  investments ...................................         3.12             4.37             2.52                2.84
                                                      --------          -------          -------             -------
Total from investment operations ................         3.28             4.57             2.71                3.05
                                                      --------          -------          -------             -------
Less distributions:
  Dividends from net investment income ..........        (0.12)           (0.18)           (0.17)              (0.16)
  In excess of net investment income ............           --            (0.01)              --                  --
  Dividends from net realized gains .............        (0.64)           (2.30)           (0.68)              (0.80)
  In excess of net realized gains ...............        (0.02)           (0.01)              --                  --
                                                      --------          -------          -------             -------
Total distributions .............................        (0.78)           (2.50)           (0.85)              (0.96)
                                                      --------          -------          -------             -------
Net asset value, end of year ....................     $  18.79          $ 16.29          $ 14.22             $ 12.36
                                                      ========          =======          =======             =======
Total return:
  Total investment return (b) ...................        20.15%           32.23%           21.84%              29.70%(c)
Ratios/supplemental data:
Net assets, end of period (000) .................     $146,239          $96,715          $60,855             $43,017
Ratio of net expenses to average net assets .....         0.90%(e)         0.94%(e)         0.95%(e)            1.00%(d)(e)
Ratio of net investment income to average
  net assets ....................................         0.88%(e)         1.19%(e)         1.39%(e)            1.72%(c)(e)
Portfolio turnover ratio ........................           64%              63%              77%                115%

                                                         Period
                                                          Ended
                                                      December 31,
                                                      ------------
                                                         1994***
                                                      ------------
Per share operating performance:
Net asset value, beginning of year ..............        $ 10.00
                                                         -------
Net investment income (a) .......................           0.09
Net realized and unrealized gains on
  investments ...................................           0.35
                                                         -------
Total from investment operations ................           0.44
                                                         -------
Less distributions:
  Dividends from net investment income ..........          (0.11)
  In excess of net investment income ............             --
  Dividends from net realized gains .............          (0.06)
  In excess of net realized gains ...............             --
                                                         -------
Total distributions .............................          (0.17)
                                                         -------
Net asset value, end of year ....................        $ 10.27
                                                         =======
Total return:
  Total investment return (b) ...................           4.40%(c)**
Ratios/supplemental data:
Net assets, end of period (000) .................        $15,373
Ratio of net expenses to average net assets .....           1.00%(d)*
Ratio of net investment income to average
  net assets ....................................           2.16%(c)*
Portfolio turnover ratio ........................             52%**

  * Annualized
 ** Not Annualized
*** For the period from the commencement of operations July 5, 1994 to
    December 31, 1994.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Computed giving effect to Manager's expense limitation undertaking.
(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 1.07% and 1.64% (annualized), respectively.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

Federal Income Tax footnote (unaudited)
100% of the gain distribution recorded in December 1998 and paid in January 1999 was derived from long term gains.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series /
December 31, 1998
--------------------------------------------------------------------------------


                                                                        Country
                                                                        Abbrev.      Shares              Value
                                                                       ---------     ------        -----------------
COMMON STOCKS--96.9%
Finance, Insurance & Real Estate--69.1%
Depository Institutions--26.3%
Development Bank of
  Singapore Ltd. ...................................................       Si        200,200        $1,806,772
HSBC Holdings PLC ..................................................       HK         48,400         1,205,767
Hang Seng Bank .....................................................       HK        133,600         1,194,228
Oversea-Chinese Banking
  Corp. Ltd ........................................................       Si        211,696         1,436,096
United Overseas Bank ...............................................       Si         90,000           577,831
                                                                                                    ----------
                                                                                                     6,220,694
                                                                                                    ----------
Holding Companies--16.8%
Cheung Kong Holdings Ltd.                                                  HK        168,000         1,208,969
Citic Pacific Ltd. .................................................       HK        298,000           642,382
Hutchison Whampoa Ltd. .............................................       HK        195,000         1,378,096
Singapore Technologies
  Engineering Ltd ..................................................       Si        805,000           750,878
                                                                                                    ----------
                                                                                                     3,980,325
                                                                                                    ----------
Insurance Carriers--0.9%
National Mutual Asia Ltd. ..........................................       HK        290,000           217,113
                                                                                                    ----------
Real Estate--25.1%
Ayala Land, Inc. ...................................................       Ph        178,500            50,476
China Resources Enterprises
  Ltd. .............................................................       HK        522,000           815,299
City Developments Ltd. .............................................       Si        246,000         1,065,354
Henderson Land
  Development Co., Ltd. ............................................       HK        105,000           543,494
New World Development
  Co., Ltd. ........................................................       HK        287,000           722,399
SM Prime Holdings, Inc. ............................................       Ph      2,510,000           477,481
Sun Hung Kai Properties
  Ltd. .............................................................       HK        203,000         1,480,489
Swire Pacific Ltd., Series A .......................................       HK        173,000           774,884
                                                                                                    ----------
                                                                                                     5,929,876
                                                                                                    ----------
Manufacturing--5.3%
Measuring & Analyzing Instruments--0.2%
China Hong Kong Photo
  Products Holdings, Ltd. ..........................................       HK        460,000            44,533
                                                                                                    ----------
Printing & Publishing--5.1%
Singapore Press Holdings
  Ltd. .............................................................       Si        111,164         1,211,964
                                                                                                    ----------
Retail Trade--0.3%
Apparel & Accessory Stores
Giordano International Ltd. ........................................       HK        354,000            66,257
                                                                                                   -----------
Transportation, Communication, Electric, Gas &
  Sanitary Services--15.5%
Electric Services--6.1%
China Light & Power Co.,
  Ltd. .............................................................       HK        154,000           767,306

                                                                        Country
                                                                        Abbrev.      Shares           Value
                                                                       ---------     ------        -----------
Hong Kong Electric
  Holdings Ltd. ....................................................       HK        222,000       $   673,413
                                                                                                   -----------
                                                                                                     1,440,719
                                                                                                   -----------
Gas Services--2.8%
Hong Kong and China Gas
  Co., Ltd. ........................................................       HK        529,229           672,885
                                                                                                   -----------
Telecommunication--6.6%
China Telecom Ltd. (a) .............................................       HK        500,000           868,712
Hong Kong
  Telecommunications Ltd. ..........................................       HK        391,769           688,002
                                                                                                   -----------
                                                                                                     1,556,714
                                                                                                   -----------
Wholesale Trade--6.7%
Durable Goods
Johnson Electric Holdings
  Ltd. .............................................................       HK        144,500           371,178
Li & Fung Ltd. .....................................................       HK        588,000         1,218,185
                                                                                                   -----------
                                                                                                     1,589,363
                                                                                                   -----------
Total Common Stocks
  (cost of $24,795,520) ....................................................................        22,930,443
                                                                                                   -----------
Warrants (a)--0.0%
Transportation, Communication, Electric, Gas and
  Sanitary Services--0.0%
Gas Services
Hong Kong & China Gas
  9/3/99 (cost of $0) ..............................................       HK         24,146             1,590
                                                                                                   -----------
Total Investments
  (cost of $24,795,520)(b) .................................................................        22,932,033
                                                                                                   -----------

                                      Par
                                    --------
SHORT-TERM OBLIGATIONS--1.9%
Repurchase agreement with ABN
  AMRO Chicago Corp. dated
  12/31/98 due 01/04/99 at
  4.750%, collateralized by U.S.
  Treasury notes with various
  maturities to 2015, market
  value $450,791(repurchase
  proceeds $443,234) ............   $443,000          443,000
                                                  -----------
Other Assets and Liabilities, Net--1.2% ....          280,436
                                                  -----------
Net Assets--100.0% .........................      $23,655,469
                                                  ===========

Notes to Investment Portfolio:
(a) Non-income producing.
(b) The cost for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at December 31, 1998 is as follows:

        Gross unrealized appreciation     $ 3,007,772
        Gross unrealized depreciation      (4,871,259)
                                          -----------
        Net unrealized depreciation       $(1,863,487)
                                          ===========


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series /
December 31, 1998
--------------------------------------------------------------------------------


                       Summary of Securities by Country

                                                               % of Total
                                  Country                      Securities
Country                           Abbrev.         Value         at Value
-------                          ---------   --------------   -----------
Hong Kong ..................       HK       $15,555,181          67.8
Singapore ..................       Si         6,848,895          29.9
Philippines ................       Ph           527,957           2.3
                                            -----------         -----
                                            $22,932,033         100.0
                                            ===========         =====

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series /
December 31, 1998
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $24,795,520) .......................    $ 22,932,033
Short-term obligations ...........................................................         443,000
Cash (including foreign currencies) ..............................................         541,230
Dividends, tax reclaims and interest receivable ..................................          37,401
Receivable for fund shares sold ..................................................           8,765
Other assets .....................................................................             215
                                                                                      ------------
  Total assets ...................................................................      23,962,644
                                                                                      ------------
Liabilities:
Cash (including foreign currencies) ..............................................         209,000
Payable for fund shares repurchased ..............................................          59,418
Management fee payable ...........................................................          18,034
Bookkeeping fee payable ..........................................................           2,250
Transfer agent fee payable .......................................................             625
Accrued expenses payable .........................................................          17,848
                                                                                      ------------
  Total liabilities ..............................................................         307,175
                                                                                      ------------
Net assets .......................................................................    $ 23,655,469
                                                                                      ============
Net assets represented by:
 Paid-in capital .................................................................    $ 33,965,770
 Accumulated overdistributed net investment income ...............................        (241,117)
 Accumulated net realized losses on investments and foreign currency transactions       (8,203,794)
 Net unrealized depreciation on investments and foreign currency transactions ....      (1,865,390)
                                                                                      ------------
Total net assets applicable to outstanding shares of beneficial interest .........    $ 23,655,469
                                                                                      ============
Shares of beneficial interest outstanding ........................................      15,061,742
                                                                                      ============
Net asset value per share ........................................................    $       1.57
                                                                                      ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment income:
Dividends (net of nonrebatable foreign taxes withheld at source of $46,774) ............    $    680,247
Interest income ........................................................................          62,486
                                                                                            ------------
  Total investment income ..............................................................         742,733
                                                                                            ------------
Expenses:
 Management fee ........................................................................         192,901
 Bookkeeping fee .......................................................................          27,000
 Transfer agent fee ....................................................................           7,500
 Audit fee .............................................................................          24,051
 Printing expense ......................................................................             688
 Trustees' expense .....................................................................           3,661
 Custodian fee .........................................................................          15,673
 Legal expense .........................................................................             263
 Miscellaneous expense .................................................................           7,356
                                                                                            ------------
  Total expenses .......................................................................         279,093
                                                                                            ------------
Net investment income ..................................................................         463,640
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized losses on investments ....................................................      (4,917,789)
 Net realized losses on foreign currency transactions ..................................        (198,076)
 Change in net unrealized appreciation on investments and foreign currency transactions        2,753,112
                                                                                            ------------
Decrease in net assets resulting from operations .......................................    $ (1,899,113)
                                                                                            ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                          Year Ended         Year Ended
                                                                                         December 31,       December 31,
                                                                                             1998               1997
                                                                                       ----------------   ---------------
Operations:
 Net investment income .............................................................    $     463,640      $     385,359
 Net realized losses on investments ................................................       (4,917,789)        (3,259,158)
 Net realized losses on foreign currency ...........................................         (198,076)           (86,529)
 Unrealized appreciation (depreciation) on investments and foreign currency
  transactions .....................................................................        2,753,112         (8,619,923)
                                                                                        -------------      -------------
 Net decrease in net assets resulting from operations ..............................       (1,899,113)       (11,580,251)
                                                                                        -------------      -------------
Distributions declared from:
 Net investment income .............................................................         (444,100)          (312,640)
 In excess of net investment income ................................................               --            (49,487)
 Net realized gains ................................................................               --                 --
 In excess of net realized gains ...................................................               --               (749)
                                                                                        -------------      -------------
Total distributions ................................................................         (444,100)          (362,876)
                                                                                        -------------      -------------
Fund share transactions:
 Proceeds from fund shares sold ....................................................       10,873,853         12,286,867
 Cost of fund shares repurchased ...................................................      (10,253,195)       (10,415,067)
 Distributions reinvested ..........................................................          444,100            362,876
                                                                                        -------------      -------------
Net increase in net assets resulting from fund share transactions ..................        1,064,758          2,234,676
                                                                                        -------------      -------------
Total decrease in net assets .......................................................       (1,278,455)        (9,708,451)
Net assets:
 Beginning of year .................................................................       24,933,924         34,642,375
                                                                                        -------------      -------------
 End of year .......................................................................       23,655,469      $  24,933,924
                                                                                        =============      =============
Accumulated overdistributed net investment income included in ending net assets         $    (241,117)     $     (62,383)
                                                                                        =============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold .......................................................................       16,203,162          5,307,469
 Shares repurchased ................................................................      (15,994,192)        (4,695,322)
 Distributions reinvested ..........................................................          282,866            211,357
                                                                                        -------------      -------------
Net increase .......................................................................          491,836            823,504
                                                                                        =============      =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                                                  Period Ended
                                                                              Year Ended December 31,             December 31,
                                                                     ------------------------------------------   -------------
                                                                         1998            1997           1996        1995***
                                                                     ------------   -------------   -----------   -------------
Per share operating performance:
Net asset value, beginning of year ...............................     $  1.71        $   2.52        $ 2.28        $  2.00
                                                                       -------        --------        ------        -------
Net investment income (a) ........................................        0.03            0.03          0.03           0.01
Net realized and unrealized gains (losses) on investments
 and foreign currency transactions ...............................       (0.14)         ( 0.81)         0.24           0.29
                                                                       -------        --------        ------        -------
Total from investment operations .................................       (0.11)         ( 0.78)         0.27           0.30
                                                                       -------        --------        ------        -------
Less distributions:
 Dividends from net investment income ............................       (0.03)         ( 0.02)        (0.02)         (0.01)
 In excess of net investment income ..............................          --          ( 0.01)           --          (0.01)
 Dividends from net realized gains ...............................          --              --         (0.01)            --
                                                                                      --------
 In excess of net realized gains .................................          --          ( 0.00)           --             --
                                                                       -------        --------        ------        --------
Total distributions ..............................................       (0.03)         ( 0.03)        (0.03)         (0.02)
                                                                       -------        --------        ------        --------
Net asset value, end of year .....................................     $  1.57        $   1.71        $ 2.52        $  2.28
                                                                       =======        ========        ======        ========
Total return:
 Total investment return (b) .....................................       (6.43)%        (31.14)%       11.73%         15.00%**
Ratios/supplemental data:
Net assets, end of period (000) ..................................     $23,655        $ 24,934       $34,642       $ 18,977
Ratio of net expenses to average net assets (c) ..................        1.30%           1.25%         1.27%          1.75%*
Ratio of net investment income to average net assets (c) .........        2.16%           1.14%         1.20%          0.89%*
Portfolio turnover ratio .........................................          16%             27%            7%            12%**

  * Annualized

 ** Not Annualized.

*** For the period from the commencement of operations May 1, 1995 to December
    31, 1995.

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------

                                                     Shares           Value
                                                     ------           -----
COMMON STOCKS--96.2%
Aerospace & Defense--2.2%
Boeing Co. ..................................         9,800        $  319,725
Lockheed Martin Corp. .......................         7,900           669,525
                                                                   ----------
                                                                      989,250
                                                                   ----------
Autos, Tires & Accessories--1.9%
DaimlerChrysler AG (a) ......................         2,505           240,637
Eaton Corp. .................................           500            35,344
Ford Motor Corp. ............................         4,900           287,569
General Motors Corp. ........................         2,300           164,594
Lear Corp. (a) ..............................         2,700           103,950
                                                                   ----------
                                                                      832,094
                                                                   ----------
Banks--4.1%
ABN AMRO Holding NV ADR .....................         4,992           108,577
Astoria Financial Corp. .....................         1,560            71,370
BankAmerica Corp. ...........................         3,731           224,326
Bankers Trust Co. ...........................         1,800           153,788
First Union Corp. ...........................         8,900           541,231
Fleet Financial Group, Inc. .................         7,800           348,563
Washington Mutual, Inc. .....................         2,950           112,653
Wells Fargo & Co. ...........................         7,800           311,512
                                                                   ----------
                                                                    1,872,020
                                                                   ----------
Broadcasting & Cable--0.3%
Chancellor Media Corp. (a) ..................         2,800           134,050
                                                                   ----------
Business & Consumer
   Services--3.9%
America Online, Inc. (a) ....................         1,400           217,175
Apollo Group, Inc. (a) ......................         4,400           149,050
Catalina Marketing Corp. (a) ................         1,700           116,238
Cendant Corp. ...............................         8,700           165,844
Cintas Corp. ................................         4,700           331,056
IMS Health, Inc. ............................         3,900           294,206
Quintiles Transnational Corp. (a) ...........         2,200           117,425
Robert Half International, Inc. (a) .........         4,300           192,156
Service Corp. International .................         4,100           156,056
                                                                   ----------
                                                                    1,739,206
                                                                   ----------
Chemicals--1.6%
Monsanto Co. ................................        12,400           589,000
Rohm & Haas Co. .............................         2,900            87,363
Union Carbide Corp. .........................           900            38,250
                                                                   ----------
                                                                      714,613
                                                                   ----------
Communications Equipment--3.3%
Black Box Corp. (a) .........................         3,000           113,625
Cisco Systems, Inc. (a) .....................         4,200           389,813
CommScope, Inc. (a) .........................         4,700            79,019
Lucent Technologies, Inc. ...................         2,400           264,000
Nokia Corp. ADR .............................         3,000           361,313
Northern Telecom Limited ....................         5,100           255,638
                                                                   ----------
                                                                    1,463,408
                                                                   ----------

                                                     Shares           Value
                                                     ------           -----
Computer & Business Equipment--4.2%
Compaq Computer Corp. .......................        11,300        $  473,894
EMC Corp. (a) ...............................         2,300           195,500
Hewlett-Packard Co. .........................         4,000           273,250
Ingram Micro, Inc., Class A (a) .............         2,400            83,700
International Business Machines
   Corp. ....................................         2,700           498,825
Solectron Corp. (a) .........................           700            65,056
Sun Microsystems, Inc. (a) ..................         1,700           145,563
Tech Data Corp. (a) .........................         3,400           136,850
                                                                   ----------
                                                                    1,872,638
                                                                   ----------
Computer Services & Software--6.4%
Acxiom Corp. (a) ............................         6,750           209,250
Automatic Data Processing, Inc. .............         3,200           256,600
Best Software, Inc. (a) .....................         5,400           128,250
Electronic Arts, Inc. (a) ...................         3,800           213,275
Fiserv, Inc. (a) ............................         5,025           258,473
HBO & Co. ...................................         5,000           143,438
J. D. Edwards & Co. (a) .....................         5,500           156,062
Microsoft Corp. (a) .........................         3,900           540,881
Oracle Corp. (a) ............................         3,800           163,875
Policy Management Systems (a) ...............         6,000           303,000
Sterling Commerce, Inc. (a) .................         2,300           103,500
Sterling Software, Inc. (a) .................        10,100           273,331
Wang Laboratories, Inc. (a) .................         4,500           124,875
                                                                   ----------
                                                                    2,874,810
                                                                   ----------
Consumer Products--2.6%
Avon Products, Inc. .........................         7,000           309,750
Hasbro, Inc. ................................         2,300            83,087
Kimberly Clark Corp. ........................         1,600            87,200
Philip Morris Companies, Inc. ...............         8,500           454,750
Procter & Gamble Co. ........................         1,800           164,363
Ralston Purina Co. ..........................         2,500            80,938
                                                                   ----------
                                                                    1,180,088
                                                                   ----------
Diversified 2.5%
Allied Signal, Inc. .........................         1,800            79,762
Cooper Industries, Inc. .....................           400            19,075
General Electric Co. ........................         2,000           204,125
Loews Corp. .................................         2,100           206,325
Minnesota Mining & Manufacturing
   Co. ......................................         4,000           284,500
The Seagram Co., Ltd. .......................         2,100            79,800
Tyco International Ltd. .....................         3,400           256,488
                                                                   ----------
                                                                    1,130,075
                                                                   ----------
Drugs & Health Care--7.9%
Abbott Laboratories .........................         3,300           161,700
Alza Corp. (a) ..............................         2,400           125,400
American Home Products Corp. ................         6,200           349,138
Bristol-Myers Squibb Co. ....................         1,600           214,100

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable
Series / December 31, 1998
--------------------------------------------------------------------------------

                                                 Shares           Value
                                                 ------           -----
Cardinal Health, Inc. ..................         3,800        $ 288,325
Crescendo Pharmaceuticals Corp. ........           100            1,363
Elan Corp., ADR (a) ....................         3,850          267,816
Eli Lilly & Co. ........................         3,900          346,612
Forest Laboratories, Inc. (a) ..........           800           42,550
Genzyme Corp. (a) ......................         3,600          179,100
HEALTHSOUTH Corp. (a) ..................         4,600           71,013
Humana, Inc. ...........................         4,100           73,031
Merck & Co., Inc. ......................         1,200          177,225
Omnicare, Inc. .........................         3,700          128,575
Pfizer, Inc. ...........................         2,200          275,963
Pharmacia & Upjohn, Inc. ...............         4,700          266,138
Quorum Health Group, Inc. (a) ..........         5,500           71,156
SmithKline Beecham PLC ADR .............         3,300          229,350
Steris Corp. (a) .......................         7,400          210,438
Warner-Lambert Co. .....................           700           52,630
                                                              ---------
                                                              3,531,623
                                                              ---------
Electric & Gas Utilities--2.9%
Central & South West Corp. .............         1,200           32,925
Columbia Energy Group ..................         1,450           83,738
Florida Progress Corp. .................         4,400          197,175
Houston Industries, Inc. ...............         7,600          244,150
Northern States Power Co. ..............         2,500           69,375
P G & E Corp. ..........................         6,800          214,200
PP & L Resources, Inc. .................         4,100          114,288
Peco Energy Co. ........................         6,100          253,912
Texas Utilities Co. ....................         1,600           74,700
                                                              ---------
                                                              1,284,463
                                                              ---------
Electronics & Electrical
   Equipment--2.9%
General Semiconductor, Inc. ............           400            3,275
Intel Corp. ............................         3,600          426,825
International Game Technology ..........         3,200           77,800
Linear Technology Corp. ................         3,400          304,513
Maxim Intergrated Products, Inc. (a)             3,600          157,275
Molex, Inc. ............................         4,800          183,000
Perkin-Elmer Corp. .....................         1,000           97,563
Sensormatic Electronics Corp. ..........           500            3,469
Texas Instruments ......................           600           51,338
                                                              ---------
                                                              1,305,058
                                                              ---------
Financial Services--6.3%
American Express Co. ...................           400           40,900
Citigroup Corp. ........................        17,850          883,575
The CIT Group, Inc. ....................         2,800           89,075
Countrywide Credit Industries, Inc.              7,000          351,313
Fannie Mae .............................           800           59,200
Freddie Mac ............................        11,200          721,700
Morgan Stanley Dean Witter & Co.........         5,000          355,000
Paychex, Inc. ..........................         6,125          315,055
                                                              ---------
                                                              2,815,818
                                                              ---------

                                                 Shares           Value
                                                 ------           -----
Food, Beverage & Restaurants--4.3%
Agribrands International, Inc. .........            50        $   1,500
Anheuser-Busch Companies, Inc. .........         4,600          301,875
Campbell Soup Co. ......................         3,700          203,500
Diageo PLC ADR .........................         6,000          277,500
Dole Food Company ......................         6,000          180,000
Dreyers Grand Ice Cream ................         7,250          109,656
General Mills, Inc. ....................         1,000           77,750
International Home Foods, Inc. (a)               5,800           97,875
Nabisco Holdings Corp. .................         5,000          207,500
PepsiCo, Inc. ..........................         4,100          167,844
Starbucks Corp. (a) ....................         5,400          303,075
                                                              ---------
                                                              1,928,075
                                                              ---------
Hotel & Entertainment / Leisure--0.7%
Marriott International, Inc.,
   Class A .............................         5,000          145,000
Mirage Resorts, Inc. (a) ...............         3,200           47,800
Time Warner, Inc. ......................         2,200          136,538
                                                              ---------
                                                                329,338
                                                              ---------
Industrial Equipment--2.8%
Caterpillar, Inc. ......................         6,000          276,000
Deere & Co. ............................         3,100          102,688
Dover Corp. ............................        10,000          366,250
Ingersoll Rand Co. .....................         6,100          286,319
MSC Industrial Direct Co., Inc. (a).....         9,200          208,150
                                                              ---------
                                                              1,239,407
                                                              ---------
Insurance-- 7.7%
ACE Limited ............................         8,400          289,275
Aetna, Inc. ............................         2,200          172,975
AFLAC, Inc. ............................         8,000          352,000
Allmerica Financial Corp. ..............         4,200          243,075
Allstate Corp. .........................         5,900          227,888
Ambac Financial Group, Inc. ............           700           42,131
American International Group, Inc.                 900           86,963
CIGNA Corp. ............................         6,100          471,606
Conseco, Inc. ..........................        17,000          519,563
EXEL Limited ...........................         5,000          375,000
Marsh & McLennan Companies,
   Inc. ................................         1,150           67,203
Progressive Corp. ......................         1,500          254,063
Transamerica Corp. .....................         2,000          231,000
UNUM Corp. .............................         2,400          140,100
                                                              ---------
                                                              3,472,842
                                                              ---------
Metals & Mining--0.8%
Allegheny Teledyne, Inc. ...............         5,000          102,188
Aluminum Company of America ............         3,400          253,513
                                                              ---------
                                                                355,701
                                                              ---------
Oil & Gas--5.0%
Apache Corp. ...........................         4,300          108,844
Atlantic Richfield Co. .................         5,400          352,350

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable
Series / December 31, 1998
--------------------------------------------------------------------------------

                                                      Shares          Value
                                                      -------      ----------
Burlington Resources, Inc. ................            3,600       $  128,925
Conoco Inc. (a) ...........................           10,300          215,012
Cooper Cameron Corp. ......................            1,600           39,200
ELF Aquitaine ADR .........................            4,700          266,138
Halliburton Co. ...........................            1,000           29,625
                                                                  -----------
Mobil Corp. ...............................            2,700          235,237
PennzEnergy Co. (a) .......................            7,900          128,869
Pennzoil Quaker State Co. (a) .............            7,400          109,150
Phillips Petroleum Co. ....................            1,800           76,725
Royal Dutch Petroleum Co. .................            1,900           90,963
Texaco, Inc. ..............................            4,900          259,088
Tosco Corp. ...............................            7,000          181,125
                                                                  -----------
                                                                    2,221,251
                                                                  -----------
Paper--0.9%
Georgia-Pacific Corp. .....................            2,100          122,981
Temple-Inland, Inc. .......................            5,100          302,494
                                                                  -----------
                                                                      425,475
                                                                  -----------
Pollution Control--1.2%
Waste Management, Inc. ....................           11,875          553,672
                                                                  -----------
Publishing--0.7%
R. R. Donnelley & Sons Co. ................            7,000          306,688
                                                                  -----------
Real Estate Investment Trusts--0.7%
Crescent Real Estate Equities Co. .........            4,000           92,000
Starwood Hotels & Resorts .................            6,600          149,738
Vornado Realty Trust ......................            2,800           94,500
                                                                  -----------
                                                                      336,238
                                                                  -----------
Retail Trade--10.1%
Albertson's, Inc. .........................            5,000          318,437
American Stores Co. .......................            2,000           73,875
AnnTaylor Stores Corp. (a) ................            3,900          153,806
CDW Computer Centers, Inc. (a) ............            1,800          172,688
Circuit City Stores, Inc. .................            3,700          184,769
CVS Corp. .................................            9,868          542,740
Dayton Hudson Corp. .......................            1,900          103,075
Family Dollar Stores, Inc. ................            6,900          151,800
Federated Department Stores, Inc.
   (a) ....................................            8,700          378,994
Fred Meyer, Inc. (a) ......................            4,200          253,050
Harcourt General, Inc. ....................            2,800          148,925
Home Depot, Inc. ..........................            4,900          299,819
Kohl's Corp. (a) ..........................            4,400          270,325
May Department Stores Co. .................            4,000          241,500
Rite Aid Corp. ............................            3,100          153,644
Safeway, Inc. (a) .........................            4,500          274,219
Staples, Inc. (a) .........................            9,850          430,322

                                                      Shares          Value
                                                      ------          -----
Toys R Us Inc. (a) ........................            2,200      $    37,125
Walgreen Co. ..............................            4,700          275,244
Wal-Mart Stores, Inc. .....................              600           48,863
                                                                  -----------
                                                                    4,513,220
                                                                  -----------
Telecommunications--6.8%
AT&T Corp. ................................            9,000          677,250
Bell Atlantic Corp. .......................            5,300          301,106
GTE Corp. .................................            6,200          418,113
SBC Communications, Inc. ..................            6,500          348,563
Sprint Corp. ..............................            4,000          336,500
Sprint Corp. (PCS Group) (a) ..............            2,000           46,250
MCI WorldCom, Inc. (a) ....................           12,626          905,900
                                                                  -----------
                                                                    3,033,682
                                                                  -----------
Transportation--1.5%
AMR Corp. (a) .............................            6,000          356,250
Delta Air Lines, Inc. .....................            2,300          119,600
Union Pacific Corp. .......................            4,900          220,806
                                                                  -----------
                                                                      696,656
                                                                  -----------
Total Common Stocks
   (Cost of $34,639,932) ....................................      43,151,459
                                                                  -----------
PREFERRED STOCK--0.3%
Electrical Utilities--0.3%
Houston Industries 7% Convertible
   (cost of $2,877,586) ...................            1,300          138,288
                                                                  -----------
Total Investments--96.5%
   (cost of $37,517,518) (b) ................................      43,289,747
                                                                  -----------

                                                       Par
                                                      ------
SHORT-TERM OBLIGATIONS--4.3%
Repurchase agreement with ABN AMRO
   Chicago Corp., dated 12/31/98, due 01/04/99 at 4.75%, collateralized by U.S.
   Treasury notes with various maturities to 2015, market value $1,983,277
   (repurchase
 proceeds $1,950,029) .....................         $1,949,000      1,949,000
                                                                  -----------
Other Assets & Liabilities, Net--(0.8)% ......................       (368,562)
                                                                  -----------
Net Assets--100.0% ...........................................    $44,870,185
                                                                  ===========

Notes to Investment Portfolio:

(a) Non-income producing.

(b) The cost for federal income tax purposes is $37,607,109. Gross unrealized appreciation and depreciation at December 31, 1998 is as follows:

        Gross unrealized appreciation            $  7,791,964
        Gross unrealized depreciation              (2,109,326)
                                                 ------------
        Net unrealized appreciation              $  5,682,638
                                                 ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $37,517,518) ..............    $43,289,747
Short-term obligations ..................................................      1,949,000
Cash ....................................................................          1,657
Receivable for investments sold .........................................        275,095
Dividends and interest receivable .......................................         38,412
Expense reimbursement due from Advisor ..................................          5,075
                                                                             -----------
  Total assets ..........................................................     45,558,986
                                                                             -----------
Liabilities:
Payable for investments purchased .......................................        515,485
Payable for fund shares repurchased .....................................        121,105
Management fee payable ..................................................         28,633
Bookkeeping fee payable .................................................          2,250
Transfer agent fee payable ..............................................            625
Accrued expenses payable ................................................         20,703
                                                                             -----------
  Total liabilities .....................................................        688,801
                                                                             -----------
Net assets ..............................................................    $44,870,185
                                                                             ===========
Net assets represented by:
 Paid-in capital ........................................................    $39,304,948
 Accumulated overdistributed net investment income ......................        (17,651)
 Accumulated net realized losses on investments .........................       (189,341)
 Net unrealized appreciation on investments .............................      5,772,229
                                                                             -----------
Total net assets applicable to outstanding shares of beneficial interest     $44,870,185
                                                                             ===========
Shares of beneficial interest outstanding ...............................      3,771,063
                                                                             ===========
Net asset value per share ...............................................    $     11.90
                                                                             ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment income:
Dividends ...............................................................     $  408,439
Interest income .........................................................         77,053
                                                                              ----------
  Total investment income ...............................................        485,492
                                                                              ----------
Expenses:
 Management fee .........................................................        255,783
 Bookkeeping fee ........................................................         27,000
 Transfer agent fee .....................................................          7,500
 Audit fee ..............................................................         18,051
 Printing expense .......................................................          6,988
 Trustees' expense ......................................................          3,231
 Custodian fee ..........................................................          5,844
 Legal fee ..............................................................            969
 Miscellaneous expense ..................................................          2,869
                                                                              ----------
  Total expenses ........................................................        328,235
                                                                              ----------
Less:
 Expenses reimbursable by Manager .......................................        (12,713)
                                                                              ----------
Net expenses ............................................................        315,522
                                                                              ----------
Net investment income ...................................................        169,970
Realized and unrealized gains (losses) on investments:
 Net realized losses on investments ...........................                 (185,131)
 Change in net unrealized appreciation on investments .........                5,629,887
                                                                              ----------
Net increase in net assets resulting from operations ..........               $5,614,726
                                                                              ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                         Year ended      Period ended
                                                                                        December 31,     December 31,
                                                                                            1998             1997
                                                                                       --------------   --------------
Operations:
 Net investment income .............................................................    $    169,970     $    21,046
 Net realized losses on investments ................................................        (185,131)         (4,218)
 Change in unrealized appreciation on investments ..................................       5,629,887         142,342
                                                                                        ------------     -----------
Net increase in net assets resulting from operations ...............................       5,614,726         159,170
                                                                                        ------------     -----------
Distributions declared from:
 Net investment income .............................................................        (169,969)        (21,113)
                                                                                        ------------     -----------
 In excess of net investment income ................................................         (17,577)             --
                                                                                        ------------     -----------
Total distributions ................................................................        (187,546)        (21,113)
Fund share transactions:
 Proceeds from fund shares sold ....................................................      18,011,285      22,104,982
 Cost of fund shares repurchased ...................................................        (983,417)        (36,561)
 Distributions reinvested ..........................................................         187,546          21,113
                                                                                        ------------     -----------
Net increase in net assets resulting from fund share transactions ..................      17,215,414      22,089,534
                                                                                        ------------     -----------
Total increase in net assets .......................................................      22,642,594      22,227,591
Net assets:
 Beginning of year .................................................................      22,227,591              --
                                                                                        ------------     -----------
 End of year .......................................................................      44,870,185     $22,227,591
                                                                                        ============     ===========
Accumulated overdistributed net investment income included in ending net assets.....    $    (17,651)    $       (67)
                                                                                        ============     ===========
Analysis of changes in shares of beneficial interest:
 Shares sold .......................................................................       3,274,810       2,209,591
 Shares repurchased ................................................................      (1,727,650)         (3,658)
 Distributions reinvested ..........................................................          15,867           2,103
                                                                                        ------------     -----------
Net increase .......................................................................       1,563,027       2,208,036
                                                                                        ============     ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                                         Year Ended      Period Ended
                                                                        December 31,     December 31,
                                                                            1998            1997***
                                                                       --------------   --------------
Per share operating performance:
Net asset value, beginning of year ..................................      $ 10.07         $ 10.00
                                                                           -------         -------
Net investment income (a) ...........................................         0.06            0.01
Net realized and unrealized gains on investments ....................         1.82            0.07
                                                                           -------         -------
Total from investment operations ....................................         1.88            0.08
                                                                           -------         -------
Less distributions:
 Dividends from net investment income ...............................        (0.05)          (0.01)
                                                                           -------         --------
 In excess of net investment income .................................        (0.00)             --
                                                                           -------         --------
Total distributions .................................................        (0.05)          (0.01)
                                                                           -------         --------
Net asset value, end of year ........................................      $ 11.90         $ 10.07
                                                                           =======         ========
Total return:
 Total investment return (b)(c) .....................................        18.67%           0.80%**
Ratios/supplemental data:
Net assets, end of period (000) .....................................      $44,870         $22,228
Ratio of net expenses to average net assets (d)(e) ..................         1.00%           1.00%*
Ratio of net investment income to average net assets (c)(e) .........         0.54%           0.83%*
Portfolio turnover ratio ............................................           70%              1%**

  * Annualized

 ** Not Annualized.

*** For the period from the commencement of operations November 17, 1997 to December 31, 1997.

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Computed giving effect to Manager's expense limitation undertaking.

(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.04% and 1.45% (annualized), respectively.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series / December 31, 1998
--------------------------------------------------------------------------------

                                                  Shares          Value
                                                  ------         ------
COMMON STOCKS--94.8%
Construction--2.6%
Building Construction--1.3%
NVR, Inc. (a) ...........................           300         $  14,306
Toll Brothers, Inc. (a) .................           400             9,025
                                                                ---------
                                                                   23,331
                                                                ---------
Heavy Construction--
   Non Building Construction--1.3%
Granite Construction, Inc. ..............           700            23,494
                                                                ---------
Finance, Insurance & Real Estate--14.6%
Depository Institutions--2.5%
Charter One Financial, Inc. .............           400            11,100
Downey Financial Corp. ..................           500            12,719
FirstFed Financial Corp. (a) ............           400             7,150
Peoples Heritage Financial Group,
   Inc. .................................           500            10,000
Silicon Valley Bancshares (a) ...........           200             3,406
                                                                ---------
                                                                   44,375
                                                                ---------
Insurance Carriers--9.2%
American Bankers Insurance
   Group, Inc. ..........................           200             9,675
Arm Financial Group, Inc. ...............           700            15,531
CMAC Investment Corp. ...................           100             4,594
Capital RE Corp. ........................           400             8,025
Conseco, Inc. ...........................           100             3,056
Delphi Financial Group, Inc. (a) ........           306            16,046
Enhance Financial Services Group,
   Inc. .................................           400            12,000
Executive Risk, Inc. ....................           200            10,987
Fidelity National Finance, Inc. .........           440            13,420
Fremont General Corp. ...................         1,100            27,225
Horace Mann Educators Corp. .............           200             5,700
LandAmerica Financial Group, Inc.                   300            16,744
NAC RE Corp. ............................           200             9,388
Orion Capital Corp. .....................           300            11,944
                                                                ---------
                                                                  164,335
                                                                ---------
Nondepository Credit Institutions--1.3%
Consumer Portfolio Services, Inc.
   (a) ..................................           300             1,162
Imperial Credit Industries, Inc. (a).....           300             2,512
Metris Cos., Inc. .......................            86             4,327
Resource Bancshares Mortgage
   Group, Inc. ..........................           900            14,906
                                                                ---------
                                                                   22,907
                                                                ---------
Real Estate Investment Trusts--0.3%
Imperial Credit Mortgage Holdings                 1,000             4,563
                                                                ---------
Security Brokers & Dealers--1.3%
Jefferies Group, Inc. ...................           300            14,888

                                                  Shares          Value
                                                  ------          ------
Raymond James Financial, Inc. ...........           400         $   8,450
                                                                ---------
                                                                   23,338
                                                                ---------
Manufacturing--35.9%
Apparel--0.8%
Kellwood Co. ............................           200             5,000
Nautica Enterprises, Inc. (a) ...........           600             9,000
                                                                ---------
                                                                   14,000
                                                                ---------
Chemicals & Allied Products--4.2%
Barr Laboratories, Inc. (a) .............           100             4,800
Dexter Corp. ............................           300             9,431
Ferro Corp. .............................           200             5,200
Goodrich (B.F.) Co. .....................           200             7,175
Jones Medical Industries, Inc. ..........           200             7,300
Medicis Pharmaceutical Corp. (a) ........           400            23,850
NBTY, Inc. (a) ..........................           600             4,275
Rexall Sundown, Inc. (a) ................           300             4,200
Serologicals Corp. (a) ..................           300             9,000
                                                                ---------
                                                                   75,231
                                                                ---------
Communications Equipment--1.2%
Comverse Technology, Inc. (a) ...........           200            14,200
Premisys Communications, Inc. (a)........           700             6,431
                                                                ---------
                                                                   20,631
                                                                ---------
Electrical Industrial Equipment--0.1%
Artesyn Technologies, Inc. (a) ..........           100             1,400
                                                                ---------
Electronic Components--6.1%
Innovex, Inc. ...........................           600             8,231
Park Electrochemical Corp. ..............           600            17,175
Plexus Corp. (a) ........................           400            13,550
Qlogic Corp. (a) ........................           200            26,175
Sanmina Corp. (a) .......................           300            18,750
SemTech Corp. (a) .......................           700            25,113
                                                                ---------
                                                                  108,994
                                                                ---------
Fabricated Metals-- 1.1%
Barnes Group, Inc. ......................           500            14,687
Hexcel Corp. (a) ........................           500             4,187
                                                                ---------
                                                                   18,874
                                                                ---------
Food & Kindred Products--1.8%
Canandaigua Brands, Inc., Class A
   (a) ..................................           300            17,344
Michael Foods, Inc. .....................           500            15,000
                                                                ---------
                                                                   32,344
                                                                ---------
Furniture & Fixtures--2.8%
Ethan Allen Interiors, Inc. .............           400            16,400
Furniture Brands International, Inc.
   (a) ..................................         1,200            32,700
                                                                ---------
                                                                   49,100
                                                                ---------
Lighting Equipment--0.7%
Technitrol, Inc. ........................           400            12,750
                                                                ---------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series / December 31, 1998
--------------------------------------------------------------------------------

                                           Shares          Value
                                           -------        ------
Lumber & Wood Products--0.3%
Oakwood Homes Corp. ...................      400          $ 6,075
                                                          -------
Machinery & Computer Equipment--5.3%
Applied Power, Inc., Class A ..........      400           15,100
Asyst Technology, Inc. (a) ............      500           10,187
Gehl Co. (a) ..........................      400            6,150
Kaydon Corp. ..........................      300           12,019
Manitowoc, Inc. .......................      300           13,313
Milacron, Inc. ........................      300            5,775
Nacco Industries, Inc. ................      100            9,200
Terex Corp. (a) .......................      500           14,281
Xircom, Inc. (a) ......................      100            3,400
Zebra Technologies Corp., Class A
   (a) ................................      200            5,750
                                                          -------
                                                           95,175
                                                          -------
Measuring & Analyzing Instruments--2.6%
Adac Laboratories .....................      800           15,975
Esc Medical Systems Ltd. (a) ..........      400            4,200
Esterline Technologies Corp. (a) ......      400            8,700
Fossil, Inc. (a) ......................      600           17,250
                                                          -------
                                                           46,125
                                                          -------
Miscellaneous Manufacturing--0.4%
Russ Berrie & Co., Inc. ...............      300            7,050
                                                          -------
Paper Products--0.3%
Wausau-Mosinee Paper Corp. ............      300            5,306
                                                          -------
Petroleum Refining--0.3%
Tesoro Petroleum Corp. (a) ............      400            4,850
                                                          -------
Primary Metals--2.6%
Encore Wire Corp. (a) .................      400            3,700
Inland Steel Industries, Inc. .........      148            2,498
Mueller Industries, Inc. (a) ..........      300            6,094
Precision Castparts Corp. .............      300           13,275
RTI International Metals (a) ..........      600            8,400
Texas Industries, Inc. ................      200            5,388
Tredegar Industries, Inc. .............      300            6,750
                                                          -------
                                                           46,105
                                                          -------
Printing & Publishing--1.7%
Bowne & Co., Inc. .....................      300            5,362
Valassis Communications, Inc. (a) .....      500           25,813
                                                          -------
                                                           31,175
                                                          -------
Rubber & Plastic--0.6%
Carlisle Cos., Inc. ...................      200           10,325
                                                          -------
Stone, Clay, Glass & Concrete--1.0%
Libbey, Inc. ..........................      100            2,894
Lone Star Industries, Inc. ............      400           14,725
                                                          -------
                                                           17,619
                                                          -------
Textile Mill Products--0.3%
Interface, Inc. .......................      600            5,569
                                                          -------

                                          Shares          Value
                                          ------          ------
Transportation Equipment--1.7%
AAR Corp. .............................      100          $ 2,387
Arvin Industries, Inc. ................      400           16,675
Varlen Corp. ..........................      500           11,531
                                                          -------
                                                           30,593
                                                          -------
Mining & Energy--2.0%
Oil & Gas Extraction--0.7%
Devon Energy Corp. ....................      200            6,137
Patterson Energy, Inc. (a) ............      700            2,844
Pride International, Inc. (a) .........      400            2,825
                                                          -------
                                                           11,806
                                                          -------
Oil & Gas Field Services--1.3%
Marine Drilling Companies, Inc.
   (a) ................................      600            4,613
Pool Energy Services Co. ..............      600            6,488
Schlumberger Ltd. .....................      100            4,613
Veritas DGC, Inc. (a) .................      600            7,800
                                                          -------
                                                           23,514
                                                          -------
Retail Trade--11.6%
Apparel & Accessory Stores--3.0%
Claire's Stores, Inc. .................      700           14,350
Dress Barn, Inc. (a) ..................      800           12,150
Finish Line, Inc., Class A (a) ........      600            4,800
Genesco, Inc. (a) .....................      700            3,981
Paul Harris Stores, Inc. (a) ..........      300            2,438
Ross Stores, Inc. .....................      400           15,750
                                                          -------
                                                           53,469
                                                          -------
General Merchandise Stores--4.0%
Ames Department Stores, Inc. (a) ......    1,500           40,500
Fred Meyer, Inc. (a) ..................      300           18,075
Shopko Stores, Inc. ...................      400           13,300
                                                          -------
                                                           71,875
                                                          -------
Home Furnishings & Equipment--0.1%
CompUSA, Inc. (a) .....................      200            2,612
                                                          -------
Miscellaneous Retail--1.3%
Fingerhut Companies, Inc. .............      400            6,175
Tiffany & Co. .........................      200           10,375
Zale Corp. ............................      200            6,450
                                                          -------
                                                           23,000
                                                          -------
Restaurants--3.2%
CEC Entertainment Inc. (a) ............    1,000           27,750
CKE Restaurants, Inc. .................      220            6,476
Foodmaker, Inc. (a) ...................    1,000           22,062
                                                          -------
                                                           56,288
                                                          -------
Services--16.6%
Amusement & Recreation--0.3%
Anchor Gaming (a) .....................      100            5,638
                                                          -------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series / December 31, 1998
--------------------------------------------------------------------------------

                                                Shares            Value
                                                ------            -----
Business Services--2.3%
Advo, Inc. .............................           600          $   15,825
Interim Services, Inc. (a) .............           200               4,675
Norrell Corp. ..........................           500               7,375
Ogden Corp. ............................           500              12,531
                                                                ----------
                                                                    40,406
                                                                ----------
Computer Related Services--4.4%
DSP Group, Inc. (a) ....................           700              14,612
Inacom Corp. (a) .......................           800              11,900
Jack Henry & Associates ................           200               9,950
Rent-Way, Inc. (a) .....................           600              14,588
StaffMark, Inc. (a) ....................           700              15,663
Systems & Computer Technology
   Corp. (a) ...........................           900              12,375
                                                                ----------
                                                                    79,088
                                                                ----------
Computer Software--2.6%
Data Dimensions, Inc. (a) ..............         1,000               8,563
Hyperion Solutions Corp. (a) ...........           850              15,300
Pri Automation, Inc. (a) ...............           200               5,200
Progress Software Corp. (a) ............           200               6,750
Symantec Corp. (a) .....................           500              10,875
                                                                ----------
                                                                    46,688
                                                                ----------
Engineering, Accounting,
   Research & Management--0.7%
Jacobs Engineering Group, Inc. (a)                 300              12,225
                                                                ----------
Health Services--5.6%
Curative Health Services, Inc. (a) .....           500              16,750
Hooper Holmes, Inc. ....................           200               5,800
Integrated Health Services, Inc. .......           400               5,650
Lincare Holdings, Inc. (a) .............           100               4,056
NovaCare, Inc. (a) .....................           400               1,000
Osteotech, Inc. (a) ....................           500              23,250
Pediatrix Medical Group, Inc. (a) ......           100               5,994
Rehabcare Group, Inc. (a) ..............           400               7,475
Total Renal Care Holdings, Inc. (a)                500              14,781
Universal Health Services, Inc.,
   Class B (a) .........................           300              15,563
                                                                ----------
                                                                   100,319
                                                                ----------
Hotels, Camps & Lodging--0.7%
Signature Resorts, Inc. ................           800              12,000
                                                                ----------
Transportation, Communication, Electric, Gas &
   Sanitary Services--5.4%
Air Transportation--1.6%
Airborne Freight Corp. .................           500              18,031
Comair Holdings, Inc. ..................           300              10,125
                                                                ----------
                                                                    28,156
                                                                ----------
Electric Services--1.3%
Public Service Co. of New Mexico........           500              10,219
Sierra Pacific Resources ...............           200               7,600

                                                Shares            Value
                                                ------            -----
The United Illuminating Co. ............           100          $    5,150
                                                                ----------
                                                                    22,969
                                                                ----------
Gas Services--0.9%
Atmos Energy Corp. .....................           200               6,450
UGI Corp. ..............................           400               9,500
                                                                ----------
                                                                    15,950
                                                                ----------
Motor Freight & Warehousing--0.9%
CNF Transportation .....................           100               3,756
US Freightways Corp. ...................           400              11,650
                                                                ----------
                                                                    15,406
                                                                ----------
Sanitary Services--0.4%
Piedmont Natural Gas Co. ...............           200               7,225
                                                                ----------
Transportation Services--0.3%
Circle International Group, Inc. .......           300               6,150
                                                                ----------
Wholesale Trade--6.1%
Durable Goods--2.5%
Brightpoint, Inc. (a) ..................           400               5,500
Healthsource, Inc. .....................         1,100              18,631
Owens & Minor, Inc. ....................           500               7,875
Patterson Dental Co. (a) ...............           300              13,050
                                                                ----------
                                                                    45,056
                                                                ----------
Nondurable Goods--3.6%
Fleming Co., Inc. ......................           800               8,300
Richfood Holdings, Inc. ................           600              12,450
United Stationers, Inc. (a) ............           600              15,600
Universal Corp. ........................           800              28,100
                                                                ----------
                                                                    64,450
                                                                ----------
Total Common Stocks
   (cost of $1,810,218) (b) ..........................           1,689,923
                                                                ----------
                                               Par
                                           -----------
SHORT-TERM OBLIGATIONS--5.8%
Repurchase agreement with ABN
   AMRO Chicago Corp., dated
   12/31/98, due 01/04/99 at
   4.750%, collateralized by U.S.
   Treasury notes with various
   maturities to 2015, market value
   $105,829 (repurchase proceeds
   $104,055) ...........................     $104,000              104,000
                                                                ----------
Other Assets & Liabilities, Net--(0.6)% .............              (11,899)
                                                                ----------
Net Assets--100.0% ..................................           $1,782,024
                                                                ==========

Notes to Investment Portfolio:

(a) Non-income producing.

(b) Cost for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at December 31, 1998 is as follows:

        Gross unrealized appreciation           $  142,725
        Gross unrealized depreciation             (263,020)
                                                ----------
        Net unrealized depreciation             $ (120,295)
                                                ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series / December 31, 1998
--------------------------------------------------------------------------------

Assets:
Investments, at market value (Identified cost $1,810,218) ...............    $1,689,923
Short-term obligations ..................................................       104,000
Cash ....................................................................           401
Dividends and interest receivable .......................................         1,495
Receivable for fund shares sold .........................................           138
                                                                             ----------
  Total assets ..........................................................     1,795,957
                                                                             ----------
Liabilities:
Payable for fund shares repurchased .....................................            37
Expense reimbursement due to Advisor ....................................         4,669
Management fee payable ..................................................         1,158
Bookkeeping fee payable .................................................         2,250
Transfer agent fee payable ..............................................           625
Accrued expenses payable ................................................         5,194
                                                                             ----------
  Total liabilities .....................................................        13,933
                                                                             ----------
Net assets ..............................................................    $1,782,024
                                                                             ==========
Net assets represented by:
 Paid-in capital ........................................................    $2,059,684
 Accumulated overdistributed net investment income ......................        (1,681)
 Accumulated net realized losses on investments .........................      (155,684)
 Net unrealized depreciation on investments .............................      (120,295)
                                                                             ----------
Total net assets applicable to outstanding shares of beneficial interest     $1,782,024
                                                                             ==========
Shares of beneficial interest outstanding ...............................       207,520
                                                                             ==========
Net asset value per share ...............................................    $     8.59
                                                                             ==========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Period Ended December 31, 1998*
--------------------------------------------------------------------------------

Investment income:
Dividends ..............................................................     $    6,226
Interest income ........................................................         19,894
                                                                             ----------
  Total investment income ..............................................         26,120
                                                                             ----------
Expenses:
 Management fee ........................................................          8,641
 Bookkeeping fee .......................................................         16,694
 Transfer agent fee ....................................................          4,637
 Audit fee .............................................................         12,000
 Printing expense ......................................................          3,823
 Trustees' expense .....................................................            806
 Custodian fee .........................................................             40
 Legal fee .............................................................              4
 Miscellaneous expense .................................................            276
                                                                             ----------
  Total expenses .......................................................         46,921
                                                                             ----------
Less:
 Expenses reimbursable by Manager ......................................        (36,072)
                                                                             ----------
  Total expenses .......................................................         10,849
                                                                             ----------
Net investment income ..................................................         15,271
Realized and unrealized losses on investments:
 Net realized losses on investments ....................................       (155,684)
 Change in net unrealized depreciation on investments ..................       (120,295)
                                                                             ----------
Net decrease in net assets resulting from operations ...................     $ (260,708)
                                                                             ==========

*For the period from the commencement of operations May 19, 1998 to December 31, 1998.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                                         Period Ended
                                                                                         December 31,
                                                                                            1998*
                                                                                        -------------
Operations:
 Net investment income ..............................................................    $   15,271
 Net realized losses on investments .................................................      (155,684)
 Change in unrealized depreciation on investments ...................................      (120,295)
                                                                                         ----------
Net decrease in net assets resulting from operations ................................      (260,708)
                                                                                         ----------
Distributions declared from:
 Net investment income ..............................................................       (15,271)
 In excess of net investment income .................................................        (1,681)
                                                                                         ----------
Total distributions .................................................................       (16,952)
                                                                                         ----------
Fund share transactions:
 Proceeds from fund shares sold .....................................................     2,048,369
 Cost of fund shares repurchased ....................................................        (5,637)
 Distributions reinvested ...........................................................        16,952
                                                                                         ----------
Net increase in net assets resulting from fund share transactions ...................     2,059,684
                                                                                         ----------
Total increase in net assets ........................................................     1,782,024
Net assets:
 Beginning of period ................................................................            --
                                                                                         ----------
 End of period ......................................................................    $1,782,024
                                                                                         ==========
Accumulated overdistributed net investment income included in ending net assets .....    $   (1,681)
                                                                                         ==========
Analysis of changes in shares of beneficial interest:
 Shares sold ........................................................................       206,231
 Shares repurchased .................................................................          (739)
 Distributions reinvested ...........................................................         2,028
                                                                                         ----------
Net increase ........................................................................       207,520
                                                                                         ==========

*For the period from the commencement of operations May 19, 1998 to December 31, 1998.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial Small Cap Value Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                           Period Ended
                                                                           December 31,
                                                                             1998***
                                                                        -----------------
Per share operating performance:
Net asset value, beginning of period ................................      $ 10.00
                                                                           -------
Net investment income (a) ...........................................         0.08
Net realized and unrealized losses on investments ...................        (1.41)
                                                                           -------
Total from investment operations ....................................        (1.33)
                                                                           -------
Less distributions:
 Dividends from net investment income ...............................        (0.07)
 In excess of net investment income .................................        (0.01)
                                                                           -------
Total distributions .................................................        (0.08)
                                                                           -------
Net asset value, end of period ......................................      $  8.59
                                                                           =======
Total return ........................................................
Total investment return (b)(c) ......................................       (13.25)%**
Ratios/supplemental data:
Net assets, end of period (000's) ...................................      $ 1,782
Ratio of expenses to average net assets (d)(e) ......................         1.00%*
Ratio of net investment income to average net assets (c)(e) .........         1.41%*
Portfolio turnover ratio ............................................           51%**

  * Annualized

 ** Not Annualized

*** For the period from the commencement of operations May 19, 1998 to December
    31, 1998.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Computed giving effect to Manager's expense limitation undertaking.
(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 4.32% (annualized).
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------

                                            Par                  Value
                                          --------            ----------
CORPORATE FIXED-INCOME
   BONDS & NOTES--85.6%
Manufacturing--45.4%
Chemicals & Allied Products--1.5%
Sterling Chemicals, Inc., 11.750%
   08/15/06 ...........................   $100,000            $   86,000
                                                              ----------
Food & Kindred Products--4.3%
Chattem, Inc., 8.875% 04/01/08 ........    250,000               256,250
                                                              ----------
Measuring & Analyzing Instruments--3.1%
Envirosource, Inc., 9.750%
   06/15/03 ...........................    200,000               184,000
                                                              ----------
Miscellaneous Manufacturing--5.5%
Eagle-Picher Industries, Inc.,
   9.375% 03/01/08 ....................    200,000               189,000
Thermadyne Holdings Corp.,
   9.875% 06/01/08 ....................    150,000               139,500
                                                              ----------
                                                                 328,500
                                                              ----------
Paper Products--5.4%
Repap New Brunswick, Inc.,
   10.625% 04/15/05 ...................    200,000               136,000
Riverwood International Corp.,
   10.875% 04/01/08 ...................    200,000               181,000
                                                              ----------
                                                                 317,000
                                                              ----------
Primary Metal--10.6%
Keystone Consolidated Industries,
   Inc., 9.625% 08/01/07 ..............    200,000               191,000
WCI Steel, Inc., 10.000% 12/01/04 .....    200,000               200,000
Wheeling-Pittsburgh Corp., 9.250%
   11/15/07 ...........................    250,000               235,000
                                                              ----------
                                                                 626,000
                                                              ----------
Printing & Publishing--3.5%
American Lawyer Media Holdings,
   Inc., 9.750% 12/15/07 ..............    200,000               207,000
                                                              ----------
Rubber & Plastic--3.3%
Burke Industries, Inc., 10.000%
   08/15/07 ...........................    200,000               194,000
                                                              ----------
Transportation Equipment--8.2%
Johnstown America Industries,
   Inc., 11.750% 08/15/05 .............   $225,000            $  237,375
LDM Technologies, Inc., 10.750%
   01/15/07 ...........................    250,000               250,000
                                                              ----------
                                                                 487,375
                                                              ----------
Mining & Energy--5.3%
Oil & Gas Extraction--1.9%
Petsec Energy, Inc., 9.500%
   06/15/07 ...........................    200,000               112,000
                                                              ----------

                                             Par                 Value
                                          ---------           ----------
Oil & Gas Field Services--3.4%
Chile Offshore, LLC, 10.000%
   05/01/08 ...........................   $250,000            $  200,000
                                                              ----------
Retail Trade--3.3%
Food Stores
Pathmark Stores, Inc., 9.625%
   05/01/03 ...........................    200,000               196,000
                                                              ----------
Services--3.5%
Amusement & Recreation
Regal Cinemas, Inc., 9.500%
   06/01/08 ...........................    200,000               206,000
                                                              ----------
Transportation, Communication, Electric,
   Gas & Sanitary Services--28.1%
Broadcasting--1.7%
Fox Family Worldwide, Inc.,
   9.250% 11/01/07 ....................    100,000                98,750
                                                              ----------
Cable--11.2%
Adelphia Communications Corp.,
   9.875% 03/01/07 ....................    250,000               276,875
Diamond Cable Communication,
   PLC, stepped coupon, (10.750%
   02/01/02)(a) 02/15/07(b) ...........    250,000               180,000
Telewest Communication, PLC,
   stepped coupon, (11.000%
   10/01/00)(a) 10/01/07(b) ...........    250,000               208,750
                                                              ----------
                                                                 665,625
                                                              ----------
Communications--3.5%
FrontierVision Holdings, L.P.,
   stepped coupon, (11.875%
   09/15/07)(a) 09/15/07(b) ...........    250,000               209,375
                                                              ----------
Telecommunication--11.7%
Loral Space & Communications
   Ltd., 11.250% 01/15/07 .............    250,000               247,500
McLeod USA, Inc., stepped
   coupon, (10.500% 03/01/02)(a)
   03/01/07 ...........................    250,000               188,750
Metrocall, Inc., 9.750% 11/01/07 ......    100,000                96,000
Nextel Communications, Inc.,
   stepped coupon, (9.750%
   10/31/02)(a) 10/31/07 ..............    100,000                61,000
Verio, Inc., 10.375% 04/01/05 .........    100,000                98,000
                                                              ----------
                                                                 691,250
                                                              ----------
Total Corporate Fixed Income Bonds &
   Notes (cost of $5,383,559) (c) .........................    5,065,125
                                                              ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------

                                                       Par           Value
                                                   -----------   -------------
SHORT-TERM OBLIGATIONS--12.6%
Repurchase agreement with ABN AMRO Chicago Corp., dated 12/31/98, due 01/04/99 at 4.750%, collateralized by U.S. Treasury notes with various maturities to
   2015, market value $756,067 (repurchase proceeds
   $743,392)....................................   $743,000      $  743,000
                                                                 ----------
Other Assets & Liabilities, Net--1.8% ......................        106,951
                                                                 ----------
Net Assets--100.0% .........................................     $5,915,076
                                                                 ==========

Notes to Investment Portfolio:

(a) Currently zero coupon. Shown parenthetically is the interest rate to be and the date the Fund will begin accruing this rate.

(b) This is a British security. Par amount is stated in U.S. dollars.
(c) The cost for federal income tax purposes is identical. Gross unrealized appreciation and depreciation of investments at December 31, 1998 is as follows:

        Gross unrealized appreciation    $   54,860
        Gross unrealized depreciation      (373,294)
                                         ----------
        Net unrealized depreciation      $ (318,434)
                                         ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $5,383,559) ...............    $5,065,125
Short-term obligations ..................................................       743,000
Cash ....................................................................           781
Dividends receivable ....................................................       111,434
Receivable for fund shares sold .........................................        16,629
                                                                             ----------
  Total assets ..........................................................     5,936,969
                                                                             ----------
Liabilities:
Expense reimbursement due to Advisor ....................................         4,322
Management fee payable ..................................................         2,942
Bookkeeping fee payable .................................................         2,250
Transfer agent fee payable ..............................................           625
Accrued expenses payable ................................................        11,754
                                                                             ----------
  Total liabilities .....................................................        21,893
                                                                             ----------
Net assets ..............................................................    $5,915,076
                                                                             ==========
Net assets represented by:
 Paid-in capital ........................................................    $6,296,771
 Accumulated overdistributed net investment income ......................        (4,026)
 Accumulated net realized losses on investments .........................       (59,235)
 Net unrealized depreciation on investments .............................      (318,434)
                                                                             ----------
Total net assets applicable to outstanding shares of beneficial interest     $5,915,076
                                                                             ==========
Shares of beneficial interest outstanding ...............................       635,345
                                                                             ==========
Net asset value per share ...............................................    $     9.31
                                                                             ==========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Period Ended December 31, 1998*
--------------------------------------------------------------------------------

Investment income:
Interest income ...............................................    $  283,806
Expenses:
 Management fee ...............................................        19,394
 Bookkeeping fee ..............................................        16,694
 Transfer agent fee ...........................................         4,637
 Audit fee ....................................................        12,000
 Printing expense .............................................           486
 Trustees' expense ............................................           808
 Custodian fee ................................................            70
 Legal fees ...................................................            83
 Miscellaneous expense ........................................         5,751
                                                                   ----------
  Total expenses ..............................................        59,923
                                                                   ----------
Less:
 Expenses reimbursable by Manager .............................       (33,929)
                                                                   ----------
Net expenses ..................................................        25,994
                                                                   ----------
Net investment income .........................................       257,812
Realized and unrealized losses on investments:
 Net realized losses on investments ...........................       (59,235)
 Change in net unrealized depreciation on investments .........      (318,434)
                                                                   ----------
Net decrease in net assets resulting from operations ..........    $ (119,857)
                                                                   ==========

*For the period from the commencement of operations May 19, 1998 to December 31, 1998.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                         Period Ended
                                                                                         December 31,
                                                                                            1998*
                                                                                        -------------
Operations:
 Net investment income ..............................................................    $  257,812
 Net realized losses on investments .................................................       (59,235)
 Change in unrealized depreciation on investments ...................................      (318,434)
                                                                                         ----------
Net decrease in net assets resulting from operations ................................      (119,857)
                                                                                         ----------
Distributions declared from:
 Net investment income ..............................................................      (257,812)
 In excess of net investment income .................................................        (4,026)
                                                                                         ----------
Total distributions .................................................................      (261,838)
                                                                                         ----------
Fund share transactions:
 Proceeds from fund shares sold .....................................................     6,073,053
 Cost of fund shares repurchased ....................................................       (38,120)
 Distributions reinvested ...........................................................       261,838
                                                                                         ----------
Net increase in net assets resulting from fund share transactions ...................     6,296,771
                                                                                         ----------
Total increase in net assets ........................................................     5,915,076
Net assets:
 Beginning of period ................................................................            --
                                                                                         ----------
 End of period ......................................................................    $5,915,076
                                                                                         ==========
Accumulated overdistributed net investment income included in ending net assets .....    $   (4,026)
                                                                                         ==========
Analysis of changes in shares of beneficial interest:
 Shares sold ........................................................................       700,987
 Shares repurchased .................................................................       (93,796)
 Distributions reinvested ...........................................................        28,154
                                                                                         ----------
Net increase ........................................................................       635,345
                                                                                         ==========

*For the period from the commencement of operations May 19, 1998 to December 31, 1998.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial High Yield Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                                          Period Ended
                                                                          December 31,
                                                                             1998***
                                                                        ----------------
Per share operating performance:
Net asset value, beginning of period ................................      $ 10.00
                                                                           -------
Net investment income (a) ...........................................         0.48
Net realized and unrealized losses on investments ...................        (0.74)
                                                                           --------
Total from investment operations ....................................        (0.26)
                                                                           --------
Less distributions:
 Dividends from net investment income ...............................        (0.43)
 In excess of net investment income .................................        (0.00)
                                                                           --------
Total distributions .................................................        (0.43)
                                                                           --------
Net asset value, end of period ......................................      $  9.31
                                                                           ========
Total return:
Total investment return (b)(c) ......................................        (2.57)%**
Ratios/supplemental data:
Net assets, end of year (000's) .....................................      $  5,915
Ratio of expenses to average net assets (d)(e) ......................          0.80%*
Ratio of net investment income to average net assets (c)(e) .........          7.93%*
Portfolio turnover ratio ............................................            23%**

  * Annualized

 ** Not Annualized

*** For the period from the commencement of operations May 19, 1998 to December
    31, 1998.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Computed giving effect to Manager's expense limitation undertaking.
(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.84% (annualized).
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Accounting Policies

Liberty Variable Investment Trust (the "Trust"), an open-end management investment company, was organized as a Massachusetts business trust on March 4, 1993. At December 31, 1998 the Trust consisted of nine series of Funds, each with its own investment objective, policies and restrictions: Colonial Growth and Income Fund, Variable Series ("Growth and Income Fund"), Stein Roe Global Utilities Fund, Variable Series ("Global Utilities Fund"), Colonial International Fund for Growth, Variable Series ("International Fund for Growth"), Colonial Strategic Income Fund, Variable Series ("Strategic Income Fund"), Colonial U.S. Stock Fund, Variable Series ("U.S. Stock Fund"), Newport Tiger Fund, Variable Series ("Tiger Fund") and Liberty All-Star Equity Fund, Variable Series ("All-Star Equity Fund"). Effective May 19, 1998, the Trust began offering Colonial Small Cap Value Fund, Variable Series ("Small Cap Value Fund") and Colonial High Yield Securities Fund, Variable Series ("High Yield Securities Fund") (individually referred to as a "Fund", or collectively referred to as the "Funds"). Each Fund's objective is as follows:

Growth and Income Fund seeks primarily income and long-term capital growth and, secondarily, preservation of capital.

Global Utilities Fund seeks current income and long-term growth of capital and income.

International Fund for Growth seeks long-term capital appreciation, by investing primarily in non-U.S. equity securities. The Fund is non-diversified and may invest more than 5% of its total assets in the securities of a single issuer, thereby increasing the risk of loss compared to a diversified fund.

Strategic Income Fund seeks a high level of current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities.

U.S. Stock Fund seeks long-term capital growth by investing primarily in large capitalization equity securities.

Tiger Fund seeks long-term capital growth by investing primarily in equity securities of companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines).

All-Star Equity Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

Small Cap Value Fund seeks long term growth by investing primarily in smaller capitalization equities.

High Yield Securities Fund seeks high current income and total return by investing primarily in lower-rate corporate debt securities.

Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Adviser and sub-advisers to the Funds ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Funds. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Funds pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services to six Funds: Growth and Income Fund, International Fund for Growth, U.S. Stock Fund, Strategic Income Fund, Small Cap Value Fund and High Yield Securities Fund. Stein Roe & Farnham Incorporated ("Stein Roe") provides sub-advisory services to Global Utilities Fund. Newport Fund Management, Inc. ("Newport") provides sub-advisory services to Tiger Fund. Liberty Asset Management Company ("LAMCO") provides sub-advisory services to the All-Star Equity Fund. LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, Stein Roe, Newport, LAMCO, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of December 31, 1998, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 72% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments--Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system generally are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system generally are valued at the latest bid quotation. Long-term debt securities generally are valued on the basis of dealer-supplied quotations or valuations furnished by a pricing service which may employ elec-tronic data processing techniques, including a "matrix" system to determine the valuations. Foreign debt securities are valued at the current bid price furnished by market makers. Foreign equity securities listed on an exchange are valued on the basis of last sale on the date as of which the valuation is made, or lacking any sales, at the current bid prices. Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations. In certain countries, the Fund may hold foreign designated shares. If the foreign share price is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost unless the Trustees determine this does not represent fair value.

 Federal Income Taxes--The Funds intend to qualify as "regulated investment companies" and as such (and by complying with the applicable provisions of the Internal Revenue Code) will not be subject to Federal income tax on taxable income (including realized capital gains) distributed to shareholders. By making the distributions required under the Internal Revenue Code, the Funds intend to avoid excise tax liability.

 Organization Expenses--Costs incurred in connection with the organization and offering of the Funds are being deferred and amortized over 60 months from the date those Funds commenced business.

 Delayed Delivery Transactions--Growth and Income Fund and Strategic Income Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify securities as segregated in their custodial records with a value at least equal to the amount of the purchase commitment.

 Expenses--Most expenses of the Trust can be attributed to a Fund. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

 Other--Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted. The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities. Dividend income is recorded on the ex-dividend date. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on security transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividend and interest income and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains (losses) from investments. The Funds may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Funds may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Note 2. Fund Share Transactions
Each Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund.

Note 3. Security Transactions

Realized gains (losses) are computed on the identified cost basis for both financial reporting and Federal income tax purposes.

The cost of investments purchased and proceeds from investments sold excluding short-term investments for the period ended December 31, 1998, for the Funds were as follows:

                                   Growth           Global        International
                                 and Income        Utilities         Fund for
                                    Fund             Fund             Growth
                               --------------   --------------   ---------------
Cost of investments
  purchased ................   $33,397,930      $37,808,485      $31,004,936
Proceeds from
  investments sold .........    28,822,845       29,818,622       10,462,966


                                Strategic                                    All-Star
                                 Income        U.S. Stock       Tiger         Equity
                                  Fund            Fund           Fund          Fund
                             -------------- --------------- ------------- --------------
Cost of investments
  purchased ................  $85,070,191    $128,044,784    $4,798,563    $38,323,690
Proceeds from
  investments sold .........   41,458,669      77,921,467     3,311,828     21,245,413


                                             Small Cap       High Yield
                                            Value Fund     Securities Fund
                                           ------------   ----------------
Cost of investments purchased ..........   $2,582,971     $6,195,938
Proceeds from investments sold .........      617,069        798,938

For Growth and Income Fund and Strategic Income Fund, none and $2,769,555 and $15,732,865 and $729,830, respectively, represent the purchase cost and proceeds of sales of U.S. Government securities, respectively.

At December 31, 1998, the following funds had capital loss carryforwards:

                             Global    International   Strategic
                           Utilities      Fund for      Income       Tiger
                              Fund         Growth        Fund         Fund
                          ----------- --------------- ---------- -------------
Capital loss
  Carryforward ..........  $918,500      $1,939,337    $101,588   $8,162,376
Expiring in or before if
  not utilized ..........      2006            2006        2006         2006


                            All-Star     Small Cap     High Yield
                             Equity        Value       Securities
                              Fund          Fund          Fund
                           ----------   -----------   -----------
Capital loss
  Carryforward .........   $99,749      $13,547       $48,985
Expiring in or before if
  not utilized .........      2006         2006          2006

Note 4. Distributions to Shareholders

The Funds intend to distribute as dividends or capital gain distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income tax regulations, which may differ from generally accepted accounting principles. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. Accordingly, amounts as of December 31, 1998 have been reclassified as follows:

                                                                    International
                                  Growth and         Global           Fund for
                                 Income Fund     Utilities Fund        Growth
                                -------------   ----------------   --------------
Accumulated net
  investment income .........   $27,656            $ (78,174)        $  15,217
Accumulated net
  realized gains (losses)       (27,656)              78,174           (11,753)
Paid in capital .............        --                   --            (3,464)

                                  Strategic          U.S.                         All-Star
                                    Income          Stock            Tiger         Equity
                                     Fund            Fund            Fund           Fund
                                -------------   -------------   --------------   ---------
Accumulated net
  investment income .........   $103,742        $(49,387)       $(198,274)         $ (8)
Accumulated net
  realized gains (losses)       (103,742)         49,387          198,274             8
Paid in capital .............         --              --               --            --

In all cases net assets were not affected by these changes.

Note 5. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory Fees--The Funds have management and sub-advisory agreements with the Manager, Colonial, Stein Roe, Newport and LAMCO, respectively. For all the Funds, the management fee to be paid to the Manager is computed daily and paid monthly based upon the average daily net assets of the Funds at annual rates as follows:

                                           Annual Rate
                                           as a Percent
                                            of Average
                                              Daily
                  Fund                      Net Assets
---------------------------------------   -------------
Growth and Income Fund ................    0.65 of 1%
Global Utilities Fund .................    0.65 of 1%
International Fund for Growth .........    0.90 of 1%
Strategic Income Fund .................    0.65 of 1%
U.S. Stock Fund .......................    0.80 of 1%
Tiger Fund ............................    0.90 of 1%
All-Star Equity Fund ..................    0.80 of 1%
Small Cap Value Fund ..................    0.80 of 1%
High Yield Securities Fund ............    0.60 of 1%

The Manager, out of the management fee it receives from the Funds, pays Colonial, Stein Roe, Newport and LAMCO a sub-advisory fee based upon the average daily net assets of the Funds at annual rates as follows:

                                           Annual Rate
                                           as a Percent
                                            of Average
                                              Daily
                  Fund                      Net Assets
---------------------------------------   -------------
Growth and Income Fund ................    0.45 of 1%
Global Utilities Fund .................    0.45 of 1%
International Fund for Growth .........    0.70 of 1%
Strategic Income Fund .................    0.45 of 1%
U.S. Stock Fund .......................    0.60 of 1%
Tiger Fund ............................    0.70 of 1%
All-Star Equity Fund ..................    0.60 of 1%
Small Cap Value Fund ..................    0.60 of 1%
High Yield Securities Fund ............    0.40 of 1%

 Bookkeeping Fee--Colonial provides bookkeeping and pricing services to each Fund for $27,000 per year plus 0.035% of the Fund's average daily net assets over $50 million.

 Transfer Agent Fee--Each of the Funds pays Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc., an affiliate of Colonial, for transfer agent services rendered at an annual rate of $7,500.

 Expense Reimbursement--Through April 30, 1999, the Manager has agreed to reimburse all expenses, including management fees, in excess of 1.00% of average daily net assets for Growth and Income Fund, Global Utilities Fund, U.S. Stock Fund, All-Star Equity Fund, and Small Cap Value Fund in excess of 0.80% of average daily net assets for Strategic Income Fund and High Yield Securities Fund and in excess of 1.75% of average daily net assets for International Fund for Growth and Tiger Fund.

The Funds had an agreement with its custodian bank under which custodian fees were reduced by balance credits during the year ended December 31, 1998. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement. The dollar amounts, where applicable, are as follows:

Growth and Income Fund            $ 50
International Fund for Growth     $217
Strategic Income Fund             $639
U.S. Stock Fund                   $ 34

Note 6. Investment in Repurchase Agreements

Each Fund may enter into repurchase agreements, which require the seller of the instrument to maintain on deposit with the Funds' custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

                       Liberty Variable Investment Trust

                                    Adviser
                        Liberty Advisory Services Corp.
                                125 High Street
                          Boston, Massachusetts 02110

                            Sub-Investment Advisers
                      Colonial Management Associates, Inc.
                              One Financial Center
                        Boston, Massachusetts 02111-2365

                           Stein Roe & Farnham, Inc.
                             One South Wacker Drive
                            Chicago, Illinois 60606

                            Newport Fund Management
                             580 California Street
                                   Suite 1960
                        San Francisco, California 94104

                        Liberty Asset Management Company
                             Federal Reserve Plaza
                              600 Atlantic Avenue
                          Boston, Massachusetts 02110

                                 Transfer Agent
                          Liberty Funds Services, Inc.
                               245 Summer Street
                        Boston, Massachusetts 02111-2365

                                  Distributors
                        Keyport Financial Services Corp.
                                125 High Street
                          Boston, Massachusetts 02110

                        Liberty Funds Distributor, Inc.
                              One Financial Center
                                Boston, MA 02111

                                Client Services
                         Keyport Life Insurance Company
                                125 High Street
                          Boston, Massachusetts 02110
                             800-367-3653 (Press 3)

                                   Custodian
                            The Chase Manhattan Bank
                                270 Park Avenue
                         New York, New York 10017-2070

                                 Legal Counsel
                                  Ropes & Gray
                            One International Place
                                Boston, MA 02110

                                  The Trustees
                               Robert J. Birnbaum
                                 Tom Bleasdale
                                 John Carberry
                                Lora S. Collins
                               James E. Grinnell
                                Richard W. Lowry
                                Salvatore Macera
                                William E. Mayer
                              James L. Moody, Jr.
                               John J. Neuhauser
                               Thomas E. Stitzel
                               Robert L. Sullivan
                               Anne-Lee Verville

This report is authorized for use as sales literature only when accompanied by a current prospectus of the Trust and a current prospectus for a variable insurance product offered by a participating insurance company.

Keyport Life Insurance Co.
125 High Street
Boston, MA 02110-2712

                       Steinroe Variable Investment Trust

                Stein Roe Special Venture Fund, Variable Series
                  Stein Roe Growth Stock Fund, Variable Series
                    Stein Roe Balanced Fund, Variable Series
              Stein Roe Mortgage Securities Fund, Variable Series
                  Stein Roe Money Market Fund, Variable Series















                                                             Annual Report
                                                             Dec. 31, 1998

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

      Portfolio Manager Discussion:

        Stein Roe Special Venture Fund, Variable Series..............    1

        Stein Roe Growth Stock Fund, Variable Series.................    3

        Stein Roe Balanced Fund, Variable Series.....................    5

        Stein Roe Mortgage Securities Fund, Variable Series..........    7

        Stein Roe Money Market Fund, Variable Series.................    9

      Independent Auditors' Report...................................   10

      Financial Statements:

        Stein Roe Special Venture Fund, Variable Series..............   11

        Stein Roe Growth Stock Fund, Variable Series.................   17

        Stein Roe Balanced Fund, Variable Series.....................   21

        Stein Roe Mortgage Securities Fund, Variable Series..........   27

        Stein Roe Money Market Fund, Variable Series.................   32

      Notes to Financial Statements..................................   36

-------------------------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION
Stein Roe Special Venture Fund, Variable Series
-------------------------------------------------------------------------------

Q&A with William M. Garrison and Steven M. Salopek,
Portfolio Managers of Special Venture Fund, Variable Series

Steven M. Salopek and William M. Garrison were named portfolio managers of Stein Roe Special Venture Fund, Variable Series effective Oct. 8, 1998.

Q: How did the Fund perform?

A: The Fund's total return was -17.30% for the year ended December 31, 1998. This was substantially less than the average fund in the Lipper variable annuity small-cap fund peer group, which gained 1.48% in value.

Q: Why did the value of the Fund's holdings decline so much more than the average of its peers?

A: We held a limited number stocks in the portfolio (about 40 for most of the period), and many stocks did not perform as we expected. A concentrated strategy can allow a fund to take greater advantage of market upswings, but it can work against it when the holdings don't participate in a market rally or drop more than the market as a whole during a correction. We faced both problems in 1998. In addition, small-company stocks were generally out-of-favor compared to stocks of large companies this past year.

To further diversify the Fund, we began to increase the number of holdings substantially this past autumn. As of year's end, we had increased the number of holdings to 101. We also invested in slightly larger, more liquid stocks that we believed had a more attractive risk/reward profile than certain very small companies whose stocks traded less frequently. By doing this, we believe we have reduced the risk that price declines--in any one stock--will adversely affect the Fund's overall performance.

Q: Have there been other major adjustments to the portfolio?

A: We further diversified the Fund by adding technology stocks that appeared to offer attractive growth potential. As of Dec. 31, 1998, technology-oriented businesses in several industries represented 27% of the Fund's assets. We had been stock analysts for several years prior to our assuming leadership of the Fund and we attempted to make the most of this experience as we restructured the portfolio. Several purchases were made during the market's weakness last fall. In late October, we purchased Mercury Interactive (1.3% of net assets), a developer of software troubleshooting products and Vitesse (1.6% of net assets), a semiconductor maker. Since we purchased them, both companies' shares have doubled in value. To help reduce risk, we invest in a combination of companies that either have strong immediate growth prospects or stable growth characteristics. An example of a stable growth company, in our view, is ADVO (0.6% of net assets). This company sends direct mail to 61 million households a year, is the largest client of the U.S. Postal Service, and has many corporate and non-profit customers. ADVO has an established business model that we believe can generate steady earnings growth.

Q: Why did the small-cap market have such a weak year?

A: As international currency and economic problems mounted, investors generally fled higher-risk stocks in favor of more liquid large-company stocks. We believe the extent of these declines was not warranted given the fundamental soundness of many small companies' earnings and balance sheets.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION
Stein Roe Special Venture Fund, Variable Series  (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Stein Roe Special Venture Fund, Variable Series, and Russell 2000 Index

Growth of a hypothetical $10,000 investment Jan. 1, 1989 to Dec. 31, 1998

 -----------------------------------------
       Average Annual Total Returns
           at December 31, 1998
  1-Year      5-Year      Since Inception
 -17.30%      5.06%           12.52%
 -----------------------------------------

[Begin Plot Points]

              Special          Russell
            Venture Fund      2000 Index
 1/89         10,000            10,000
12/89         13,084            11,626
12/90         11,918            93,610
12/91         16,357            13,672
12/92         18,725            16,189
12/93         25,406            19,246
12/94         25,708            18,895
12/95         28,729            24,271
12/96         36,469            28,274
12/97         39,317            34,597
12/98         32,515            33,716

--------------------------------------------------------------------------------
[End Plot Points]

Q: What do you look for from new holdings?

A: We look to invest in small-cap companies that possess strong growth prospects and are at reasonable values, or are priced attractively for the growth potential they offer. Companies we consider usually have high profitability and the opportunity to serve large and growing markets. In addition, we look for companies with strong management teams that participate in the ownership of the company, and companies that have proven success in executing their business plans.

Q: What's your outlook for the small-cap market?

A: Our research shows that many small-cap stocks are selling at the lowest prices relative to their earnings-per-share growth potential in 20 years. Investors who have been weary of smaller-cap names may require more stock price stability before diversifying their portfolios, but eventually we think investors will see that many small-company stocks offer better-than-average growth prospects at rock-bottom prices. Because small-company stocks currently make up less than 20% of the overall U.S. equity market capitalization, if investors allocate even a small amount of their investment dollars to small-cap stocks, it could potentially give the group a big boost.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of total net assets. Portfolio holdings are as of Dec. 31, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Russell 2000 Index is an unmanaged group of stocks that differs from the composition of each Stein Roe Fund; it is not available for direct investment. According to Lipper, Inc., a monitor of mutual fund performance, the median returns for the Fund's small-cap fund peer group for the one-, five-year and life of fund periods ended Dec. 31, 1998 was 1.48%, 12.63% and 14.72%, respectively.

Funds that emphasize investments in smaller companies may experience greater volatility than investments in large companies.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION
Stein Roe Growth Stock Fund, Variable Series
--------------------------------------------------------------------------------

Q&A with Eric Gustafson, Portfolio Manager of Growth Stock Fund, Variable Series

Q: How did the Fund perform in 1998?

A: Growth Stock Fund, Variable Series, posted a total return of 27.91% for the 12 months ended Dec. 31, 1998. In comparison, the average growth fund in the variable annuity growth fund peer group rose 24.94%, according to Lipper, Inc.

Q: What kind of market environment did investors see this past year, and how did that affect the Fund's results?

A: The U.S. economic backdrop of low rates, fears of a slowdown in economic growth and negligible inflation led to an outstanding environment for high-quality stocks of large, rapidly growing companies. The unmanaged Standard & Poor's 500 Index rose 28.6%, for an unprecedented fourth consecutive year of returns in excess of 20%.

More specifically, it was a narrow market led by large-cap technology, health care and select retail stocks. Funds, like ours, that held these names, provided strong results.

Q: What events affected stock selection?

A: Going into this year, the investing environment seemed too good to be true. The stock market was supported by low inflation, falling interest rates, increased merger activity and robust business capital spending. Still, overseas events made many investors skeptical, and some grew worried that recession along the Pacific Rim would drag down corporate earnings and stock prices. Although U.S. exports weakened and profit margins on domestic goods declined amid increased competition from imports, the U.S. economy proved resilient. To reduce risk, investors focused on companies like Microsoft, Cisco Systems and MCI Worldcom (4.6%, 5.8% and 4.6% of net assets, respectively), that appeared to have superior earnings growth potential. Technology companies did especially well, particularly anything internet-related, as more consumers shopped online.

Pharmaceutical companies were another stock group that provided investors with exceptional returns. The Fund's positioning in Pfizer and Eli Lilly (3.7% and 3.3% of net assets, respectively) helped lift total return. New product launches served as the main catalyst for investor enthusiasm.

Q: Another sector you've traditionally favored has been financial services. How did holdings in this sector fare throughout the year?

A: Financial services stocks did well during the first half of calendar 1998. However, Russia's default on its debt and the subsequent collapse of a major hedge fund this past summer generated substantial losses for several money-center banks and insurance companies. Some financial services stocks plunged more than 50 percent after forecasts of lower earnings. We focus our investments in larger more stable companies, and our holdings were generally unaffected by sour emerging market loans - companies such as American International Group and Fannie Mae (3.6% and 3.8% of net assets, respectively). These stocks held up relatively well during 1998's remarkable market volatility.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION
Stein Roe Growth Stock Fund, Variable Series (continued)
--------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
        Stein Roe Growth Stock Fund, Variable Series, and S&P 500 Index


   Growth of a hypothetical $10,000 investment Jan. 1, 1989 to Dec. 31, 1998

 ----------------------------------------
      Average Annual Total Returns
         at December 31, 1998
 1-Year      5-Year      Since Inception
 27.91%      21.49%           18.94%
 ----------------------------------------

[Begin Plot Points]

               Growth           S&P
             Stock Fund      500 Index
  1/89         10,000         10,000
 12/89         13,130         13,163
 12/90         12,913         12,754
 12/91         19,114         16,631
 12/92         20,382         17,896
 12/93         21,394         19,696
 12/94         20,035         19,955
 12/95         27,595         27,445
 12/96         33,467         33,742
 12/97         44,269         44,995
 12/98         56,623         57,864

--------------------------------------------------------------------------------
[End Plot Points]


Q: Did you sell any large positions?

A: We sold PeopleSoft, a provider of corporate technology systems, as the corporate trend toward streamlining technologies were put on hold somewhat until after year 2000 computer problems have safely passed. We also sold American Home Products because the company's stock surpassed our price target and, in our view, became overvalued.

Q: What do you expect going forward?

A: In our view, companies who can meet analysts' earnings growth expectations at a time when profit margins appear to be contracting should do well in 1999. Clearly, Asia's continuing recession could have a further impact on many U.S. companies. Through careful research, we will strive to identify businesses with above-average prospects and try to avoid those who could offer negative surprises.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of total net assets. Portfolio holdings are as of Dec. 31, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of each Stein Roe Fund; it is not available for direct investment. According to Lipper, Inc., a monitor of mutual fund performance, the median returns for the Fund's variable annuity growth fund peer group for the one-, five-year and life of fund periods ended Dec. 31, 1998 was 24.94%, 20.25% and 17.92%, respectively.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION
Stein Roe Balanced Fund, Variable Series
--------------------------------------------------------------------------------

Q&A with Harvey Hirschhorn, Portfolio Manager of Balanced Fund, Variable Series

Q: How did the Fund perform in calendar year 1998?

A: The Fund's balanced mix of domestic and international stocks and domestic bonds provided a total return of 12.54% for the 12 months ended Dec. 31, 1998. This was below its peers, as measured by the Lipper flexible portfolio average, which rose 14.79% for the period.

Q: What affected the markets and the Fund's capital appreciation and income potential in 1998?

A: Throughout the year, Asia's recession and emerging market debt problems led to both favorable and unfavorable developments in the United States. On the positive side, the dollar was strong and energy prices and inflation were low. On the negative side, the U.S. trade balance deteriorated as exports diminished while imports remained firm. The combined result was that the U.S. consumer benefited from solid economic growth, with employment gains and with real wages showing the sharpest increase in over 20 years. The Fund benefited from strong consumer spending, and retail stock holdings Wal-Mart Stores and Home Depot, (1.6% and 1.6% of net assets, respectively) were among the best-performing investments.

Q: Did any one sector stand out in terms of performance?

A: Pharmaceutical companies provided strong results for much of the year. Successful drug launches by several Fund holdings such as Eli Lilly and Pfizer (1.4% and 1.2% of net assets, respectively) helped lift our results. The pharmaceutical sector offered strong earnings prospects at a time when equity markets were turbulent and earnings in cyclical sectors waned. While we believe the sector offers further capital appreciation potential, we doubt returns will be as robust in 1999. We trimmed our weighting since June in that sector.

Q: Were there other areas of significance as far as performance? Any major changes in positioning?

A: Our stock selections in technology, communications and financial services did well this past year. To further diversify the Fund, we added Cisco Systems in the technology sector, MCI WorldCom in the telecommunications area, and Freddie Mac in the financial services area (1.7%, 1.5% and 1.3% of net assets, respectively).

Q: Were there any disappointments this past year?

A: Our investments in Real Estate Investment Trusts (REITs) did not meet expectations. Investors reduced their commitment to REITs in 1998 even though earnings have been solid and dividend yields high. Efforts in Washington to end tax breaks for certain REITs cast a shadow from January through mid-summer. In addition, a start to new construction in some markets and greater use of debt among REITs raised concerns that the industry would suffer in a slowing economy. We plan to maintain an exposure to REITs, because we believe they are excellent value investments that possess strong total return potential over the long term. We think investors will reward REITs with healthy balance sheets that can expand their earnings.

We also were disappointed by the performance of our holdings in the energy sector. As oil prices declined throughout the year, so did oil stock prices. We reduced the portfolio's position in energy stocks early in the year, so the negative impact was contained.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION
Stein Roe Balanced Fund, Variable Series  (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Stein Roe Balanced Fund, Variable Series, and Standard & Poor's 500, Morgan Stanley Capital International Europe, Australia and Far East (EAFE), and
               Lehman Brothers Government/Corporate Bond Indexes

   Growth of a hypothetical $10,000 investment Jan. 1, 1989 to Dec. 31, 1998

-----------------------------------------
        Average Annual Total Returns
            at December 31, 1998
 1-Year      5-Year      Since Inception
 12.54%      13.05%           12.94%
-----------------------------------------

[Begin Plot Points]

                      Lehman Brothers
       Balanced    Government/Corporate     Standard & Poor's    MSCI EAFE
         Fund            Bond Index             500 Index          Index
 1/89   10,000             10,000                10,000            10,000
12/89   12,238             11,276                13,163            11,054
12/90   12,155             12,309                12,754             8,462
12/91   15,550             14,109                16,631             9,488
12/92   16,721             15,121                17,896             8,333
12/93   18,274             16,449                19,696            11,046
12/94   17,691             16,132                19,955            11,906
12/95   22,197             18,606                27,445            13,240
12/96   25,665             19,359                33,742            14,041
12/97   29,982             20,882                44,995            14,290
12/98   33,741             22,644                57,864            17,147

--------------------------------------------------------------------------------
[End Plot Points]

Q: How did the Fund's international equities perform?

A: Performance of international holdings was mixed. We scaled back our exposure to foreign stocks around August, when we believed the Federal Reserve would begin lowering interest rates. We aptly expected the U.S. equity market would perform better than many foreign markets in a lower interest rate environment. However, investments in countries such as the United Kingdom and Spain remained firm.

Q: How did the portfolio's fixed income securities perform?

A: Early in the year we focused on high-quality bonds, with a significant overweight position in Treasury bonds compared to our benchmark. Beginning in the summer, the income potential of high-quality corporate and mortgage bonds increased significantly as investors grew concerned about the effects of emerging market debt defaults, a slowing U.S. economy and homeowner refinancing activity. We saw this period as an opportunity to add value and yield to the portfolio. As the non-Treasury bond market recovered this past autumn, our positioning enhanced the Fund's total return. We've maintained a longer-than-average duration and maturity.

Q: What's your outlook for 1999?

A: We anticipate a moderate expansion, with real economic growth (as measured by Gross Domestic Product) of around 2.5.% versus the near 4% we saw in 1998. We also expect inflation to be contained, and in this environment we are looking for the Fed to make modest further cuts in U.S. interest rates later in 1999. This should be favorable for the fixed-income market.
With respect to the stock market, we expect corporate profits to be under pressure. That may make investors less willing to accept high price/earnings ratios. Challenges may come from negative affects of strong wage increases on profit margins. And competition from overseas should continue to be intense, as Asia and Latin America will look to exports to abate domestic problems. They may be exporting goods that are cheaper than those offered by U.S. companies, and that stiff competition could be tough for U.S. companies. A number of the foreign economies also continue to be in recession and U.S. companies that do a lot of selling overseas may experience less-favorable sales than they had in the past.

As a result, investors will have to be very selective in their equity holdings. We'll continue to focus on companies we believe can maintain or expand profits.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of total net assets. Portfolio holdings are as of Dec. 31, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500, MSCI EAFE, and Lehman Government/Corporate Bond Indexes are unmanaged groups of stocks that differ from the composition of each Stein Roe Fund; they are not available for direct investment. According to Lipper, Inc., a monitor of mutual fund performance, the median returns for the Fund's balanced fund peer group for the one-, five-year and life of fund periods ended Dec. 31, 1998 was 14.79%, 13.73% and 12.21%, respectively.

Foreign investments involve market, political and currency risks not associated with investing the United States.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION
Stein Roe Mortgage Securities Fund, Variable Series
--------------------------------------------------------------------------------

Q&A with William Wadden, Portfolio Manager of Stein Roe Mortgage Securities Fund, Variable Series

Q: How did the Fund perform in 1998?

A: Stein Roe Mortgage Securities Fund, Variable Series, returned 6.80% for the 12-month period ended Dec. 31, 1998. In comparison, the average variable annuity mortgage securities fund had a total return of 7.17% for the year, according to Lipper, Inc.

Q: What happened in the market over the year?

A: This past year offered two dramatically different investment environments. During the first six months of 1998, the yield difference, or spread, between mortgage securities versus Treasuries, slowly increased in response to Asian economic turmoil and its perceived effects on the U.S. economy. A record amount of new mortgage bonds were also issued, modestly depressing prices. Still, interest rates were relatively stable, and this environment helped mortgages outperform both corporate bonds and Treasuries from January through June.

The second half of the year, and in particular the third quarter, was a tough period for mortgages and all other sectors of the fixed-income and equity markets other than Treasuries. This happened as threats of a global economic slowdown caused investors to seek the safety that Treasury investments provided. Then in autumn, the Federal Reserve acted decisively to reduce interest rates, bringing them down by 0.75% in three consecutive quarter-point cuts. During this period, the difference in yields between mortgage bonds and Treasuries widened sharply.

Prices of mortgages fell sharply when certain hedge funds were forced to sell a large amount of bonds to raise cash to pay off creditors. This selling of mortgage-backed securities created a supply/demand imbalance. Your Fund took advantage of this development and added high-quality mortgages to the portfolio at what we considered to be discount prices.

Q: How did purchases throughout 1998 affect the Fund's overall asset mix?

A: At the beginning of 1998, the Fund was underweighted in mortgages and had a larger than usual portion of its net assets in Treasuries and corporate bonds. By Dec. 31, 1998, we had increased the portfolio's commitment to mortgage securities to 89% of the Fund's net assets, from 72% at Dec. 31, 1997. Most of this increase occurred during the second half of 1998, and was aided by investing new contributions into mortgages as the Fund grew in size. We have retained a small portion of our corporate bond investments -- bonds rated A and BBB that still have good total return prospects.

Q: Where did you focus purchases in the mortgage securities sector?

A: Early in the year, our best investment opportunities were in longer-maturity, lower-coupon bonds that sold at slight discounts to their face value. During June, we were able to purchase attractive home equity loans. We like to add such holdings to the portfolio when opportunities arise because they offer two forms of prepayment protection. First, mortgage industry research has shown that home equity loans are less likely to be refinanced than conventional mortgages when interest rates fall. Second, we buy what are called non-accelerating senior bonds. These bonds have a structural provision that restricts them from receiving prepayments for a three-year period. This enables the bonds to maintain a stable stream of cash flow for a longer period of time, potentially enhancing the bonds' value.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION
Stein Roe Mortgage Securities Fund, Variable Series  (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Stein Roe Mortgage Securities Fund, Variable Series, and
                Lehman Brothers Mortgage-Backed Securities Index

   Growth of a hypothetical $10,000 investment Jan. 1, 1989 to Dec. 31, 1998

------------------------------------------
         Average Annual Total Returns
            at December 31, 1998

 1-Year      5-Year      Since Inception
 6.80%        6.79%            8.23%
------------------------------------------

[Begin Plot Points]

              Mortgage Securities      Lehman Mortgage-Backed
                  Income Fund             Securities Index
 1/89               10,000                    10,000
12/89               11,284                    11,535
12/90               12,311                    12,772
12/91               14,094                    14,779
12/92               14,933                    15,809
12/93               15,868                    16,891
12/94               15,635                    16,618
12/95               18,077                    19,411
12/96               18,926                    20,449
12/97               20,368                    22,390
12/98               22,040                    23,149

--------------------------------------------------------------------------------
[End Plot Points]

In October, we found a significant opportunity to make attractive purchases in high-coupon 30-year mortgages and in the commercial mortgage-backed sector. We increased the Fund's weighting in premium mortgages by 10 percentage points during the fourth quarter, from 7% of net assets at Sept. 30, 1998, to 17% of net assets as of Dec. 31, 1998.

Q: What do you foresee happening in the mortgage securities market in coming months?

A: Mortgages have historically outperformed other investment-grade fixed-income securities in a relatively stable interest rate environment. We believe rates will fluctuate within a more narrow range in 1999, than they did in 1998, and that should help the Fund do well. To participate in any bond price rally that may occur in the coming months, we also have a small position in long-term Treasury bonds.

Q: What kind of bonds do you plan to buy?

A: To enhance risk-adjusted returns, we plan to focus on shorter-duration bonds. Many of the higher-coupon bonds we purchased in October have shorter durations, and we think this is the place to be in what we believe may be a stable interest rate environment. We also expect to increase the Fund's exposure to credit-sensitive mortgages. These securities are exposed to credit defaults of the underlying borrowers and are therefore attractively priced in the market. The risk of principal loss in such bonds rated AA and A is remote and we expect sustained economic growth to provide a favorable environment for mortgage defaults.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of total net assets. Portfolio holdings are as of Dec. 31, 1998 and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Fund is neither insured nor guaranteed by the U.S. Government. Up to 20% of the Fund's assets may be invested in other types of securities. The Lehman Mortgage-Backed Securities Index is an unmanaged group of stocks that differs from the composition of each Stein Roe Fund; it is not available for direct investment. According to Lipper, Inc., a monitor of mutual fund performance, the median returns for the Fund's variable annuity mortgage fund peer group for the one-, five- and life of fund periods ended Dec. 31, 1998, were 7.17%, 6.80% and 8.84%, respectively.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION
Stein Roe Money Market Fund, Variable Series
--------------------------------------------------------------------------------

Q&A with Jane Naeseth, Portfolio Manager of Stein Roe Money Market Fund, Variable Series

q: How did the Fund perform during calendar year 1998?

A: The Fund's total return was 5.17% for the year ended Dec. 31, 1998. Income potential remained attractive because the supply of securities was plentiful and prices were low. Institutional investors sought to "clean house" at year's end by selling their excess inventory of money market securities such as commercial paper. This provided a buying opportunity for the Fund.

For the period, the average money market fund provided a return of 5.10%, according to Lipper, Inc. and the unmanaged 90-day Treasury Bill Index, returned 4.88%.

Q: What transpired during the year?

A: Interest rates remained stagnant from January to June. The difference in income potential between money market securities and long-term bonds was very narrow, which means investors were not rewarded for taking on additional interest rate risk. At June 30, 1998, the rate banks charge each other for overnight loans stood at 5.5% while the average yield of 30-year U.S. bonds was 5.6%.

This changed dramatically beginning in July. Russia's debt default, Asia's recession and signs of weakness in the domestic economy prompted the Federal Reserve to reduce short-term interest rates to 4.75%. Long rates, meanwhile, fell to just over 5% by year's end.

Q: Did the rate reductions detract from the portfolio's return?

A: We structured the portfolio to take advantage of the anticipated interest rate cuts in the latter part of the year by lengthening average maturity from over 33 days at June 30, 1998, to 40 days by Dec. 31, 1998, and that supported performance.

Q: If rates are reduced further, what impact will it have on the Fund in coming months?

A: While returns were not affected in 1998, if rates are lowered, we anticipate that will affect the portfolio's income potential in early 1999. Given the fact that most economists expect inflation to remain under 2% in 1999, we believe the Fund's income potential is likely to remain attractive. In 1998, consumer prices rose just 1.5%, the slowest pace in nearly 12 years, and we believe this trend can continue.

Q: How did you position the Fund within sectors during the period?

A: We have invested more than half the Fund's net assets in regular commercial paper, which appeared to offer the best risk/reward ratio. We slightly increased the letter of credit commercial paper positions, taking advantage of some value purchases in those sectors. When a portion of our Yankee CD holdings matured, we did not replace them with holdings in this sector. To try to ensure liquidity, we're steering away from anything with potential international exposure.

During the year, our holdings in federal agency securities were refinanced by the issuer. We would have liked to maintain the Fund's allocation to agency securities. However, at the time our holdings were called, similar securities were too expensive, in our view. We also looked to add floating rate notes (variable rate corporate securities) to the portfolio during 1998. However, we could not find any floating rate notes offered at prices we considered attractive.

Q: What's your strategy for coming months?

A: We expect to maintain a maturity range similar to our current positioning and invest primarily in U.S. commercial paper.

Past performance is no guarantee of future results. Total return performance includes reinvestment of income. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. According to Lipper, Inc., a monitor of mutual fund performance, the median total returns for the Fund's money market fund peer group for the one-, five-year, and life of fund periods ended Dec. 31, 1998, were 5.10%,
4.9 2% and 5.17%, respectively.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
of SteinRoe Variable Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Stein Roe Special Venture Fund, Variable Series; Stein Roe Growth, Stock Fund, Variable Series; Stein Roe Balanced Fund, Variable Series; Stein Roe Mortgage Securities Fund, Variable Series; Stein Roe Money Market Fund, Variable Series, all constituent funds of SteinRoe Variable Investment Trust, as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SteinRoe Variable Investment Trust as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.



                                                                     KPMG LLP

Chicago, Illinois
February 12, 1999

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Special Venture Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------

                                                                       Market
                                                          Shares       Value
                                                          -------   -----------
COMMON STOCKS--(91.1%)
Aerospace and Defense Equipment--(1.6%)
Alliant Techsystems (a) ..........................        13,000    $ 1,071,688
Orbital Sciences (a) .............................        24,700      1,092,975
                                                                    -----------
                                                                      2,164,663
                                                                    -----------
Apparel Manufacturers--(2.4%)
Columbia Sportswear (a) ..........................       185,700      3,133,687
                                                                    -----------
Banks and Savings & Loans--(4.4%)
Centura Banks ....................................        18,100      1,346,187
Commerce Bancorp .................................        19,200      1,008,000
Cullen/Frost Bankers .............................        22,900      1,256,637
National Bancorp of Alaska .......................        64,800      2,187,000
                                                                    -----------
                                                                      5,797,824
                                                                    -----------
Beverages--(0.9%)
Canandaigua Brands, class A (a) ..................        20,000      1,156,250
                                                                    -----------
Broadcasting and Media--(2.6%)
Metro Networks (a) ...............................        81,400      3,469,675
                                                                    -----------
Building--(1.6%)
D.R. Horton ......................................        53,500      1,230,500
Champion Enterprises (a) .........................        33,700        922,537
                                                                    -----------
                                                                      2,153,037
                                                                    -----------
Business Services--(5.8%)
HA-LO Industries (a) .............................        37,100      1,395,887
Interim Services (a) .............................        93,000      2,173,875
Metamor Worldwide (a) ............................       136,000      3,400,000
Paychex ..........................................        12,700        653,256
                                                                    -----------
                                                                      7,623,018
                                                                    -----------
Circuits--(1.6%)
Vitesse Semiconductor (a) ........................        47,600      2,171,750
                                                                    -----------
Commercial Services--(0.4%)
Iron Mountain (a) ................................        15,300        551,756
                                                                    -----------
Communications Equipment and Services--(1.5%)
Inter-Tel ........................................        47,800      1,117,325
Uniphase (a) .....................................        12,500        867,187
                                                                    -----------
                                                                      1,984,512
                                                                    -----------

                                                                       Market
                                                          Shares       Value
                                                          -------    ----------
Computer Hardware, Software and Services--(11.4%)
BARRA (a) ........................................       127,700    $ 3,016,912
BISYS Group (a) ..................................        17,500        903,437
HNC Software (a) .................................        12,200        493,337
Hyperion Solutions (a) ...........................        27,500        495,000
Jack Henry & Associates ..........................        17,000        845,750
Kronos (a) .......................................        20,900        926,131
Mercury Interactive (a) ..........................        26,500      1,676,125
National Computer Systems ........................        35,000      1,295,000
National Instruments (a) .........................        14,800        505,050
Sapient (a) ......................................         8,500        476,000
SPSS (a) .........................................        34,900        658,738
Transacton Systems Architects,
  class A (a) ....................................        18,400        920,000
VERITAS Software (a) .............................         7,400        443,538
Verity (a) .......................................        29,000        768,500
Whittman-Hart (a) ................................        56,700      1,566,338
                                                                    -----------
                                                                     14,989,856
                                                                    -----------
Consulting Services--(1.0%)
Comdisco .........................................        32,200        543,375
Metzler Group (a) ................................        15,000        730,313
                                                                    -----------
                                                                      1,273,688
                                                                    -----------
Cosmetics--(3.1%)
Nu Skin Enterprises, class A (a) .................       173,300      4,094,213
                                                                    -----------
Data Processing and Management--(2.5%)
Acxiom (a) .......................................        29,800        923,800
American Management Systems (a) ..................        40,800      1,632,000
SEI Investments ..................................         7,700        765,188
                                                                    -----------
                                                                      3,320,988
                                                                    -----------
Diversified Operations--(2.2%)
SPS Technologies (a) .............................        20,000      1,132,500
Triarc Companies (a) .............................       114,000      1,824,000
                                                                    -----------
                                                                      2,956,500
                                                                    -----------
Electronic Components--(3.7%)
Burr-Brown (a) ...................................        17,300        405,469
C-Cube Microsystems (a) ..........................        38,300      1,038,887
CTS ..............................................        22,900        996,150
Etec Systems (a) .................................         9,500        380,000
Gentex (a) .......................................        53,500      1,070,000
Novellus Systems (a) .............................        19,200        950,400
                                                                    -----------
                                                                      4,840,906
                                                                    -----------
Fertilizers--(0.5%)
Scotts Co., class A (a) ..........................        18,800        722,625
                                                                    -----------


                       See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                Market
(Continued)                                               Shares       Value
                                                          -------    ----------
Common Stocks (Continued)
Finance Services--(1.5%)
Heller Financial .................................        28,100    $   825,438
Jefferies Group ..................................        22,800      1,131,450
                                                                    -----------
                                                                      1,956,888
                                                                    -----------
Food Products--(1.5%)
Smithfield Foods (a)  ............................        30,500      1,033,187
Whole Foods Market (a)  ..........................        18,900        914,288
                                                                    -----------
                                                                      1,947,475
                                                                    -----------
Health Services and Equipment--(5.5%)
Express Scripts, class A (a)  ....................        23,200      1,557,300
Orthodontic Centers of America (a)  ..............        68,000      1,321,750
Renal Care Group (a)  ............................        42,500      1,224,531
UroQuest Medical Corp. (a)  ......................        36,200         36,200
Xomed Surgical Products (a)  .....................        95,850      3,067,200
                                                                    -----------
                                                                      7,206,981
                                                                    -----------
Home Furnishings--(0.6%)
Ethan Allen Interiors ............................        18,800        770,800
                                                                    -----------
Insurance--(1.1%)
Mutual Risk Management ...........................        36,200      1,416,325
                                                                    -----------
Internet--(0.3%)
Inktomi (a)  .....................................         3,000        388,125
                                                                    -----------
Machinery Tools and Products--(1.0%)
Applied Power, class A ...........................        17,200        649,300
MotivePower Industries (a)  ......................        21,600        695,250
                                                                    -----------
                                                                      1,344,550
                                                                    -----------
Manufacturing Services--(0.8%)
Sanmina (a)  .....................................        17,100      1,068,750
                                                                    -----------
Marketing Services--(2.7%)
ADVO (a)  ........................................        28,800        759,600
Catalina Marketing (a)  ..........................        41,100      2,810,213
                                                                    -----------
                                                                      3,569,813
                                                                    -----------
Medical-Biomedical Genetics--(0.4%)
Liposome Company (a)  ............................        30,800        475,475
                                                                    -----------
Metals--(1.2%)
Stillwater Mining Company (a)  ...................           700      1,545,700
                                                                    -----------
Miscellaneous Manufacturing--(1.4%)
AptarGroup .......................................        35,100        984,994
IDEXX Laboratories (a)  ..........................        32,300        869,072
                                                                    -----------
                                                                      1,854,066
                                                                    -----------
Networking--(0.6%)
Xircom (a)  ......................................        23,200        788,800
                                                                    -----------

                                                                       Market
                                                          Shares       Value
                                                          -------    ----------
Oil and Gas--(1.8%)
Barrett Resources (a)  ...........................        42,600    $ 1,022,400
Petroleum Geo-Services ADRs (a)  .................        83,000      1,307,250
                                                                    -----------
                                                                      2,329,650
                                                                    -----------
Pharmaceuticals--(2.3%)
Alpharma, class A ................................        18,700        660,344
Barr Laboratories (a)  ...........................        22,400      1,075,200
MedImmune (a)  ...................................        13,600      1,352,350
                                                                    -----------
                                                                      3,087,894
                                                                    -----------
Printing Services--(0.9%)
Consolidated Graphics (a)  .......................        18,100      1,222,881
                                                                    -----------
Retail--(9.9%)
CEC Entertainment (a)  ...........................        18,200        505,050
CKE Restaurants ..................................        27,060        796,579
Cheesecake Factory (a)  ..........................        29,100        862,997
Fastenal .........................................        75,000      3,300,000
Just For Feet (a)  ...............................        54,400        945,200
K-Swiss, class A .................................        31,900        857,312
Linens 'n Things (a)  ............................        38,600      1,529,525
Men's Wearhouse (a)  .............................        40,500      1,285,875
O'Reilly Automotive (a)  .........................        11,600        548,100
Ruby Tuesday .....................................        41,700        886,125
Williams-Sonoma (a)  .............................        38,000      1,531,875
                                                                    -----------
                                                                     13,048,638
                                                                    -----------
Research and Development--(0.4%)
PAREXEL International (a)  .......................        23,600        590,000
                                                                    -----------
Schools--(1.2%)
DeVry (a)  .......................................        53,700      1,644,563
                                                                    -----------
Scientific Instruments--(0.5%)
Dionex (a)  ......................................        17,500        640,938
                                                                    -----------
Supply Services--(0.8%)
G & K Services, class A ..........................        20,000      1,065,000
                                                                    -----------
Textiles--(0.8%)
Mohawk Industries (a)  ...........................        24,100      1,013,706
                                                                    -----------
Therapeutics--(0.9%)
Biomatrix (a)  ...................................        20,900      1,217,425
                                                                    -----------
Transportation--(1.1%)
COMAIR Holdings ..................................        20,900        705,375
Polaris Industries ...............................        17,200        674,025
                                                                    -----------
                                                                      1,379,400
                                                                    -----------


                       See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                Market
(Continued)                                               Shares       Value
                                                          -------    ----------
COMMON STOCKS (Continued)
Wholesale Distribution--(4.7%)
Brightpoint (a) ..................................        62,500    $    859,375
Earthgrains ......................................        38,100       1,178,719
Henry Schein (a) .................................        24,800       1,109,800
School Specialty (a) .............................        37,000         790,875
U.S.A. Floral Products (a) .......................       200,000       2,300,000
                                                                    ------------
                                                                       6,238,769
                                                                    ------------
Total Common Stocks
(Cost $106,270,683) ..............................                   120,217,560
                                                                    ------------

                                                       Principal       Market
                                                         Amount        Value
                                                      ----------    ------------
SHORT-TERM OBLIGATIONS--(9.3%)
Commercial Paper--(9.3%)
Associate Corp. of North America
  5.08%  1/4/99 ..................................    $7,250,000    $  7,246,931
Enterprise Funding
  6.00% 1/4/99 ...................................     5,000,000       4,997,500
                                                                    ------------
Total Short-term Obligations
(Cost $12,244,431) .............................................      12,244,431
                                                                    ------------
Total Investments--(100.4%)
(Cost $118,515,114) (b) ........................................     132,461,991
Other Assets, Less Liabilities--(-0.4%) ........................        (532,845)
                                                                    ------------
Total Net Assets--(100.0%) .....................................    $131,929,146
                                                                    ============

Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At December 31, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $13,946,877, comprised of gross unrealized appreciation of $18,486,975 and gross unrealized depreciation of $4,540,098.



                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Special Venture Fund, Variable Series / December 31, 1998
------------------------------------------------------------------------------------------------
Assets:
Investments, at market value (identified cost $118,515,114) ....................    $132,461,991
Receivable for investments sold ................................................         237,542
Cash ...........................................................................          53,334
Dividends receivable ...........................................................          14,898
Receivable for fund shares sold ................................................           2,818
Other assets ...................................................................          14,955
                                                                                    ------------
    Total assets ...............................................................     132,787,538
                                                                                    ------------
Liabilities:
Payable for investments purchased ..............................................         539,247
Payable for fund shares repurchased ............................................         164,014
Payable to investment adviser ..................................................          61,181
Accrued expenses payable .......................................................          93,950
                                                                                    ------------
    Total liabilities ..........................................................         858,392
                                                                                    ------------
Net Assets .....................................................................    $131,929,146
                                                                                    ============
Net assets represented by:
  Paid-in capital ..............................................................    $148,794,713
  Net unrealized appreciation on investments ...................................      13,947,124
  Accumulated undistributed net investment income ..............................              --
  Accumulated net realized losses on investments ...............................     (30,812,691)
                                                                                    ------------
Total net assets applicable to outstanding shares of beneficial interest .......    $131,929,146
                                                                                    ============
Shares of beneficial interest outstanding ......................................       9,688,006
                                                                                    ============
Net asset value per share ......................................................    $      13.62
                                                                                    ============

------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
------------------------------------------------------------------------------------------------

Investment income:
Interest income ................................................................    $    528,919
Dividends (net of foreign taxes withheld of $5,979) ............................         332,912
                                                                                    ------------
    Total investment income ....................................................         861,831
                                                                                    ------------
Expenses:
  Management fee ...............................................................         810,605
  Administrative fee ...........................................................         243,182
  Audit and legal fees .........................................................          30,054
  Printing expense .............................................................          29,787
  Accounting fee ...............................................................          27,878
  Trustees' expense ............................................................          10,906
  Transfer agent fee ...........................................................           7,500
  Miscellaneous expense ........................................................          54,335
                                                                                    ------------
    Total expenses .............................................................       1,214,247
                                                                                    ------------
Net investment loss ............................................................        (352,416)
Realized and unrealized gains (losses) on investments:
  Net realized loss on investments .............................................     (30,757,173)
  Change in unrealized appreciation or depreciation on investments .............         239,589
                                                                                    ------------
Net decrease in net assets resulting from operations ...........................    $(30,870,000)
                                                                                    ============


                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Special Venture Fund, Variable Series
-----------------------------------------------------------------------------------------------------------------

                                                                                      Years Ended December 31,
                                                                                        1998             1997
                                                                                    ------------     ------------
Operations:
  Net investment income (loss) .................................................    $   (352,416)    $     84,501
  Net realized gains (losses) on investments ...................................     (30,757,173)      16,866,896
  Change in unrealized appreciation or depreciation on investments .............         239,589       (2,574,259)
                                                                                    ------------     ------------
Net increase (decrease) in net assets resulting from operations ................     (30,870,000)      14,377,138
                                                                                    ------------     ------------
Distributions declared from:
  Net investment income ........................................................         (51,000)        (265,000)
  Net realized gains on investments ............................................     (16,912,000)     (36,940,000)
                                                                                    ------------     ------------
Total distributions ............................................................     (16,963,000)     (37,205,000)
                                                                                    ------------     ------------
Fund share transactions:
  Proceeds from fund shares sold ...............................................      24,033,730       56,760,177
  Cost of fund shares repurchased ..............................................     (61,824,339)     (66,766,579)
  Distributions reinvested .....................................................      16,963,000       37,205,000
                                                                                    ------------     ------------
Net increase (decrease) in net assets resulting from fund share transactions ...     (20,827,609)      27,198,598
                                                                                    ------------     ------------
Total increase (decrease) in net assets ........................................     (68,660,609)       4,370,736
Net assets:
  Beginning of year ............................................................     200,589,755      196,219,019
                                                                                    ------------     ------------
  End of year ..................................................................    $131,929,146     $200,589,755
                                                                                    ============     ============
Accumulated undistributed net investment income included in ending net assets ..    $         --     $     50,834
                                                                                    ------------     ------------
Analysis of changes in shares of beneficial interest:
  Shares sold ..................................................................       1,645,338        3,128,771
  Shares repurchased ...........................................................      (4,101,552)      (3,703,394)
  Distributions reinvested .....................................................         998,996        2,256,218
                                                                                    ------------     ------------
Net increase (decrease) ........................................................      (1,457,218)       1,681,595
                                                                                    ============     ============


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Special Venture Fund, Variable Series
-------------------------------------------------------------------------------------------------------------------------

                                                                             Years Ended December 31,
                                                                -----------------------------------------------------
                                                                  1998      1997       1996        1995        1994
                                                               --------   --------   --------    --------    --------
Per share operating performance:
Net asset value, beginning of year .........................   $  18.00   $  20.73   $  16.33    $  14.74    $  16.53
                                                               --------   --------   --------    --------    --------
Net investment income (loss) ...............................      (0.04)      0.01       0.04        0.04.       0.06
Net realized and unrealized gains (losses) on investments ..      (2.77)      1.25       4.36        1.69        0.09
                                                               --------   --------   --------    --------    --------
Total from investment operations ...........................      (2.81)      1.26       4.40        1.73        0.15
                                                               --------   --------   --------    --------    --------
Less distributions:
  Dividends from net investment income ...................        --         (0.03)        --       (0.04)      (0.07)
  Distributions from net realized gains on investments ...        (1.57)     (3.96)        --       (0.10)       1.87)
Total distributions ......................................        (1.57)     (3.99)        --       (0.14)      (1.94)
                                                               --------   --------   --------    --------    --------
Net asset value, end of year ...............................   $  13.62   $  18.00   $  20.73    $  16.33    $  14.74
                                                               ========   ========   ========    ========    ========
Total return:
Total investment return ....................................     (17.30)%     7.81%     26.94%      11.75%       1.19%(b)

Ratios/supplemental data:
Net assets, end of year (000's) ............................   $131,929   $200,590   $196,219    $143,248    $134,078
Ratio of expenses to average net assets ....................       0.75%      0.73%      0.75%       0.76%       0.80%(a)
Ratio of net investment income (loss) to average net assets       (0.22)%     0.04%      0.20%       0.26%       0.44%(b)
Portfolio turnover ratio ...................................        103%        93%       100%        132%        144%

(a) These ratios were not materially affected by the reimbursement of certain expenses by the investment adviser.
(b) Computed giving effect to the investment adviser's expense limitation undertaking.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Growth Stock Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------

                                                                       Market
                                                        Shares         Value
                                                        -------     -----------
COMMON STOCKS--(95.6%)
Banks--(2.2%)
BankAmerica .......................................     100,000    $  6,012,500
                                                                   ------------

Business Services--(2.8%)
Paychex ...........................................     150,000       7,715,625
                                                                   ------------

Computers and Computer Software--(15.5%)
Cisco Systems (a) .................................     170,000      15,778,125
EMC (a) ...........................................     110,000       9,350,000
Intel .............................................      60,000       7,113,750
Microsoft (a) .....................................      70,000       9,708,125
                                                                   ------------
                                                                     41,950,000
                                                                   ------------
Consumer Related--(5.4%)
Gillette ..........................................     135,000       6,522,188
Procter & Gamble ..................................      90,000       8,218,125
                                                                   ------------
                                                                     14,740,313
                                                                   ------------
Drugs--(9.7%)
Eli Lilly & Company ...............................     100,000       8,887,500
Merck & Company ...................................      50,000       7,384,375
Pfizer ............................................      80,000      10,035,000
                                                                   ------------
                                                                     26,306,875
                                                                   ------------
ELectrical Equipment--(3.8%)
General Electric ..................................     100,000      10,206,250
                                                                   ------------
Energy--(1.4%)
Schlumberger Limited ..............................      80,000       3,690,000
                                                                   ------------
Financial Services--(9.4%)
American Express ..................................      75,000       7,668,750
Citigroup .........................................     150,000       7,425,000
Fannie Mae ........................................     140,000      10,360,000
                                                                   ------------
                                                                     25,453,750
                                                                   ------------
Food, Beverage and Tobacco--(2.2%)
Coca-Cola .........................................      90,000       6,018,750
                                                                   ------------
Health Care--(2.8%)
Cardinal Health ...................................     100,000       7,587,500
                                                                   ------------
Insurance--(3.5%)
American International Group ......................     100,000       9,662,500
                                                                   ------------

                                                                       Market
                                                        Shares         Value
                                                        -------    ------------
Leisure and Entertainment--(6.2%)
Time Warner .......................................     200,000    $ 12,412,500
Walt Disney .......................................     150,000       4,500,000
                                                                   ------------
                                                                     16,912,500
                                                                   ------------
Medical Supplies--(3.4%)
Medtronic .........................................     125,000       9,281,250
                                                                   ------------
Retail--(9.2%)
Home Depot ........................................     200,000      12,237,500
Kohl's (a) ........................................     160,000       9,830,000
Walgreen Co. ......................................      50,000       2,928,125
                                                                   ------------
                                                                     24,995,625
                                                                   ------------
Rubber, Plastic and Related--(1.9%)
Illinois Tool Works ...............................      90,000       5,220,000
                                                                   ------------
Telecommunications--(16.2%)
LM Ericsson Telecommunications ADRs ...............     210,000       5,026,875
Lucent Technologies ...............................      90,000       9,900,000
Motorola ..........................................     125,000       7,632,812
Tellabs (a) .......................................     130,000       8,913,125
MCI WorldCom (a) ..................................     175,000      12,556,250
                                                                   ------------
                                                                     44,029,062
                                                                   ------------
Total Common Stocks
(Cost $111,082,021) ...........................................     259,782,500
                                                                   ------------

                                                    Principal
                                                     Amount
                                                    ---------
Commercial Paper--(4.4%)
Associates Corp. of North America
  5.080% 1/4/99
  (Cost $11,934,945)............................    $11,940,000      11,934,945
                                                                   ------------
Total Investments--(100.0%)
(Cost $123,016,966) (b) .......................................     271,717,445

Other Assets, Less Liabilities--(0.0%) ........................        (133,567)
                                                                   ------------
Total Net Assets (100.0%)......................................    $271,583,878
                                                                   ============

Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) At December 31, 1998, the cost of investments for federal income tax purposes was $123,018,206. Net unrealized appreciation was $148,699,239, comprised of gross unrealized appreciation of $149,836,222 and gross unrealized depreciation of $1,136,983.


                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Growth Stock Fund, Variable Series / December 31, 1998
------------------------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $123,016,966) ....................    $271,717,445
Dividends receivable ...........................................................         144,417
Receivable for fund shares sold ................................................          65,824
Cash ...........................................................................          58,681
Other assets ...................................................................          12,599
                                                                                    ------------
    Total assets ...............................................................     271,998,966
                                                                                    ------------
Liabilities:
Payable for fund shares repurchased ............................................         244,520
Payable to investment adviser ..................................................         136,629
Accrued expenses payable .......................................................          33,939
                                                                                    ------------
    Total liabilities ..........................................................         415,088
                                                                                    ------------
Net assets .....................................................................    $271,583,878
                                                                                    ============
Net assets represented by:
  Paid-in capital ..............................................................    $114,312,846
  Net unrealized appreciation on investments ...................................     148,700,739
  Accumulated net realized gains on investments ................................       8,081,725
  Accumulated undistributed net investment income ..............................         488,568
                                                                                    ------------
Total net assets applicable to outstanding shares of beneficial interest .......    $271,583,878
                                                                                    ============
Shares of beneficial interest outstanding ......................................       6,238,558
                                                                                    ============
Net asset value per share ......................................................    $      43.53
                                                                                    ============

------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
------------------------------------------------------------------------------------------------

Investment income:
Dividends ......................................................................    $  1,677,970
Interest income ................................................................         449,624
                                                                                    ------------
    Total investment income ....................................................       2,127,594
                                                                                    ------------
Expenses:
  Management fee .............................................................         1,177,442
  Administrative fee .........................................................           353,233
  Accounting fee .............................................................            29,708
  Audit and legal fees .......................................................            25,049
  Printing expense ...........................................................            24,864
  Trustees' expense ..........................................................            15,401
  Transfer agent fee .........................................................             7,500
  Miscellaneous expense ......................................................             5,177
                                                                                    ------------
    Total expenses .............................................................       1,638,374
                                                                                    ------------
Net investment income ..........................................................         489,220
Realized and Unrealized gains on investments:
  Net realized gains on investments ............................................       8,083,201
  Change in unrealized appreciation or depreciation on investments .............      50,182,311
                                                                                    ------------
Net increase in net assets resulting from operations ...........................    $ 58,754,732
                                                                                    ============


                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Growth Stock Fund, Variable Series
-----------------------------------------------------------------------------------------------------------------

                                                                                       Years Ended December 31,
                                                                                    -----------------------------
                                                                                        1998             1997
                                                                                    ------------     ------------
Operations:
  Net investment income ........................................................    $    489,220     $    610,654
  Net realized gains on investments ............................................       8,083,201       12,625,736
  Change in unrealized appreciation or depreciation on investments .............      50,182,311       39,257,702
                                                                                    ------------     ------------
Net increase in net assets resulting from operations ...........................      58,754,732       52,494,092
                                                                                    ------------     ------------
Distributions declared from:
  Net investment income ........................................................        (590,000)        (710,000)
  Net realized gains on investments ............................................     (12,603,000)      (7,500,000)
                                                                                    ------------     ------------
Total distributions ............................................................     (13,193,000)      (8,210,000)
                                                                                    ------------     ------------
Fund share transactions:
  Proceeds from fund shares sold ...............................................      61,216,357       35,528,562
  Cost of fund shares repurchased ..............................................     (61,786,672)     (36,502,167)
  Distributions reinvested .....................................................      13,193,000        8,210,000
                                                                                    ------------     ------------
Net increase in net assets resulting from fund share transactions ..............      12,622,685        7,236,395
                                                                                    ------------     ------------
Total increase in net assets ...................................................      58,184,418       51,520,487
Net assets:
  Beginning of year ............................................................     213,399,461      161,878,974
                                                                                    ------------     ------------
  End of year ..................................................................    $271,583,878     $213,399,461
                                                                                    ============     ============
Accumulated undistributed net investment income included in ending net assets ..    $    488,568     $    589,348
                                                                                    ============     ============
Analysis of changes in shares of beneficial interest:
  Shares sold ..................................................................       1,526,333        1,104,794
  Shares repurchased ...........................................................      (1,560,693)      (1,131,238)
  Distributions reinvested .....................................................         366,676          274,215
                                                                                    ------------     ------------
Net increase ...................................................................         332,316          247,771
                                                                                    ============     ============


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Growth Stock Fund, Variable Series
-------------------------------------------------------------------------------------------------------------------

                                                                            Years Ended December 31,
                                                               ----------------------------------------------------
                                                                 1998       1997       1996       1995       1994
                                                               --------   --------   --------   --------   --------
Per share operating performance:
Net asset value, beginning of year .........................   $  36.13   $  28.61   $  23.59   $  18.11   $ 20.65
                                                               --------   --------   --------   --------   --------
Net investment income ......................................       0.08       0.10       0.13       0.15      0.15
Net realized and unrealized gains (losses)
    on investments .........................................       9.54       8.84       4.89       6.68     (1.46)
                                                               --------   --------   --------   --------   --------
Total from investment operations ...........................       9.62       8.94       5.02       6.83     (1.31)
                                                               --------   --------   --------   --------   --------
Less distributions:
    Dividends from net investment income ...................      (0.10)     (0.12)        --      (0.15)    (0.17)
    Distributions from net realized gains on investments ...      (2.12)     (1.30)        --      (1.20)    (1.06)
                                                               --------   --------   --------   --------   -------
Total distributions ........................................      (2.22)     (1.42)        --      (1.35)    (1.23)
                                                               --------   --------   --------   --------   -------
Net asset value, end of year ...............................   $  43.53   $  36.13   $  28.61   $  23.59   $ 18.11
                                                               ========   ========   ========   ========   =======
Total return:
Total investment return ....................................      27.91%     32.28%     21.28%     37.73%    (6.35)%

Ratios/supplemental data:
Net assets, end of year (000's) ............................   $271,584   $213,399   $161,879   $136,834   $98,733
Ratio of expenses to average net assets ....................       0.70%      0.71%      0.73%      0.74%     0.77%
Ratio of net investment income to average net assets .......       0.21%      0.32%      0.49%      0.72%     0.75%
Portfolio turnover ratio ...................................         40%        28%        35%        41%       72%


                       See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
Stein Roe Balanced Fund, Variable Series / December 31, 1998

                                                                     Market
                                                        Shares       Value
                                                        -------    -----------
COMMON STOCKS--(57.6%)
Automotive--(1.1%)
Ford Motor Company ...............................       70,000    $ 4,108,125
                                                                   -----------
Banks--(3.9%)
Banc One .........................................       53,000      2,706,312
BankAmerica ......................................       54,000      3,246,786
Bayerische Vereinsbank ...........................       33,000      2,585,672
Royal Bank of Scotland Group .....................      225,000      3,620,012
U.S. Bancorp .....................................       60,000      2,130,000
                                                                   -----------
                                                                    14,288,782
                                                                   -----------
Building and Construction--(1.3%)
Masco ............................................       80,000      2,300,000
Royal Group Technologies Limited (a) .............      100,000      2,231,250
                                                                   -----------
                                                                     4,531,250
                                                                   -----------
Chemicals--(1.5%)
E.I. du Pont de Nemours ..........................       48,000      2,547,000
Monsanto .........................................       58,100      2,759,750
                                                                   -----------
                                                                     5,306,750
                                                                   -----------
Commercial Services--(1.1%)
Unilever .........................................       47,000      3,898,062
                                                                   -----------
Computers--(1.3%)
Microsoft (a) ....................................       35,000      4,854,062
                                                                   -----------
Drugs and Health Care--(7.6%)
Abbott Laboratories ..............................       85,000      4,165,000
ALZA (a) .........................................       47,000      2,455,750
American Home Products ...........................       72,000      4,054,500
Bristol-Myers Squibb .............................       34,000      4,549,625
Elan ADRs (a) ....................................       41,000      2,852,062
Eli Lilly & Company ..............................       55,000      4,888,125
Pfizer ...........................................       36,000      4,515,750
                                                                   -----------
                                                                    27,480,812
                                                                   -----------
Electrical Equipment--(2.8%)
Emerson Electric .................................       62,000      3,751,000
General Electric .................................       50,000      5,103,125
Hubbell, class B .................................       37,000      1,406,000
                                                                   -----------
                                                                    10,260,125
                                                                   -----------
Electronics--(2.7%)
AMP ..............................................       52,000      2,707,250
Intel ............................................       35,000      4,149,687
Motorola .........................................       45,000      2,747,813
                                                                   -----------
                                                                     9,604,750
                                                                   -----------

                                                                     Market
                                                        Shares       Value
                                                        -------    -----------
Financial Services--(3.7%)
Citigroup ........................................       72,500     $ 3,588,750
Freddie Mac ......................................       73,000       4,703,938
Fannie Mae .......................................       31,000       2,294,000
Heller Financial .................................      101,000       2,966,875
                                                                    -----------
                                                                     13,553,563
                                                                    -----------
Food, Beverage and Tobacco--(2.5%)
PepsiCo ..........................................       70,000       2,865,625
Philip Morris Companies ..........................       65,000       3,477,500
Sara Lee .........................................      100,000       2,818,750
                                                                    -----------
                                                                      9,161,875
                                                                    -----------
Funeral Services--(0.7%)
Service Corporation International ................       70,000       2,664,375
                                                                    -----------
Housewares--(0.3%)
Newell ...........................................       30,000       1,237,500
                                                                    -----------
Index Depositary Receipts--(2.9%)
S&P 400 Depositary Receipts ......................       50,000       3,646,875
S&P 500 Depositary Receipts ......................       28,400       3,493,200
World Equity Benchmark Shares (WEBS)
  Japan Index Series .............................      310,000       3,177,500
                                                                    -----------
                                                                     10,317,575
                                                                    -----------
Insurance--(0.8%)
American International Group .....................       30,000       2,898,750
                                                                    ...........
Medical Technology--(1.7%)
IMS Health .......................................       41,000       3,092,937
Medtronic ........................................       41,000       3,044,250
                                                                    -----------
                                                                      6,137,187
                                                                    -----------
Networking Products--(1.7%)
Cisco Systems (a) ................................       67,000       6,218,438
                                                                    -----------
Oil and Gas--(1.7%)
British Petroleum ADRs (a) .......................       31,000       2,778,375
Conoco (a) .......................................       35,600         743,150
Mobil ............................................       30,000       2,613,750
                                                                    -----------
                                                                      6,135,275
                                                                    -----------
Radio and Television--(2.0%)
Clear Channel Communications (a) .................       50,000       2,725,000
Comcast ..........................................       55,000       3,227,812
Infinity Broadcasting (a) ........................       43,300       1,185,338
                                                                    -----------
                                                                      7,138,150
                                                                    -----------


                       See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                              Market
(Continued)                                             Shares       Value
                                                      -----------  ------------
COMMON STOCKS (Continued)
Real Estate--(1.2%)
Equity Residential Properties Trust ..............       48,000     $  1,941,000
Reckson Associates Realty Corporation ............      103,800        2,303,063
                                                                  --------------
                                                                       4,244,063
                                                                  --------------
Retail--(4.5%)
Home Depot .......................................       95,000        5,812,813
Kohl's (a) .......................................       52,000        3,194,750
Saks (a) .........................................       54,000        1,704,375
Wal-Mart Stores ..................................       70,000        5,700,625
                                                                  --------------
                                                                      16,412,563
                                                                  --------------
Telecommunications--(7.5%)
AirTouch Communications (a) ......................       65,000        4,688,125
Ameritech ........................................       86,000        5,450,250
Lucent Technologies ..............................       35,000        3,850,000
MCI WorldCom (a) .................................       75,000        5,381,250
Telebras ADRs ....................................       25,000        1,817,187
Tele-Communications, Inc. (a) ....................       55,000        3,042,188
Tellabs (a) ......................................       40,000        2,742,500
                                                                  --------------
                                                                      26,971,500
                                                                  --------------
Utilities--(2.3%)
Endesa ADRs ......................................      100,000        2,700,000
Enron ............................................       42,000        2,396,625
Kinder Morgan Energy Partners, L.P. ..............       92,409        3,349,826
                                                                  --------------
                                                                       8,446,451
                                                                  --------------
Water Treatment Systems--(0.8%)
U.S. Filter (a) ..................................      130,000        2,973,750
                                                                  --------------
Total Common Stocks
(Cost $145,506,064) ...........................................      208,843,733
                                                                  --------------

                                                        Par
                                                       Value
                                                      --------
LONG-TERM OBLIGATIONS--(36.8%)
Aerospace and Defense--(0.5%)
Raytheon
  6.150% 11/1/08 .................................   $1,750,000        1,791,037
                                                                  --------------
Air Transportation--(0.7%)
Federal Express 1994
  Pass-Through Certificates
  Series A1 7.530% 9/23/06 .......................    1,575,000        1,677,343
United Airlines 1991
  Pass-Through Certificates
  Series A1 9.200% 3/22/08 ..........................   642,141          741,531
                                                                  --------------
                                                                       2,418,874
                                                                  --------------

                                                         Par         Market
                                                         Value        Value
                                                      -----------  ------------
Asset-backed Securities--(0.6%)
American Mortgage Trust Series 1993-3
    Class 3B 8.190% 9/27/22........                  $1,760,646   $    1,746,156
Greentree Home Improvement
    Loan Trust Series 1994-A Class A
    7.050%  3/15/14................                      471,71          485,048
                                                                  --------------
                                                                       2,231,204
                                                                  --------------
Banks--(1.9%)
Den Danske Bank
    6.550% 9/15/03.................                   2,250,000        2,327,850
Deutsche Ausgleichsbank
    7.000% 9/24/01.................                   2,250,000        2,345,895
First Chicago NBD
    6.125% 2/15/06.................                   2,250,000        2,288,228
                                                                  --------------
                                                                       6,961,973
                                                                  --------------
Construction and Housing--(0.7%)
Hanson Overseas 6.750% 9/15/05.....                   2,500,000        2,617,375
                                                                  --------------
Extractive-energy--(0.8%)
BOC Group 5.875% 1/29/01...........                   2,750,000        2,795,567
                                                                  --------------
Financial--(3.5%)
Associates Corp. of North America
    7.500% 4/15/02.................                   4,000,000        4,240,280
    6.950% 11/1/18.................                   2,350,000        2,496,593
Lehman Brothers Commercial Conduit
    Mortgage Trust Series 1998-C4
    Class A1B
    6.210% 10/15/08................                   1,250,000        1,271,100
Household Financ
    5.875% 11/1/02.................                   2,500,000        2,498,800
Transamerica Finance
    6.125% 11/1/01.................                   2,000,000        2,014,180
                                                                  --------------
                                                                      12,520,953
                                                                  --------------
Industrial--(1.3%)
Safeway
    5.750% 11/15/00................                   1,500,000        1,500,090
USX
    6.850% 3/1/08..................                   3,000,000        3,027,660
                                                                  --------------
                                                                       4,527,750
                                                                  --------------
Insurance--(0.8%)
Prudential Insurance
    7.650% 7/1/07..................                   2,500,000        2,751,675
                                                                  --------------
Telecommunications--(0.7%)
U.S. West Capital Funding
    6.250% 7/15/05.................                   2,500,000        2,589,075
                                                                  --------------


                       See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                 Par            Market
(Continued)                                            Value            Value
                                                    -----------     ------------
LONG-TERM OBLIGATIONS (Continued)
U.S. Government and Agency Obligations--(24.6%)
FHLMC Gold
    6.500% 12/1/10.................                 $   734,968     $    745,993
    6.500% 5/1/11..................                     674,857          684,980
    6.500% 6/1/11..................                   4,634,480        4,703,384
    12.000% 7/1/20.................                     892,447        1,018,782
    6.500% 3/1/26..................                   3,141,908        3,164,498
    6.500% 6/1/26..................                   2,095,128        2,110,192
    6.500% 2/1/27..................                     970,927          977,908
    6.500% 3/1/27..................                   2,609,388        2,628,150
    6.500% 4/1/27..................                     913,353          919,920
    6.500% 9/15/28.................                   2,583,484        2,601,258
    7.000% 10/15/28................                   2,499,658        2,549,652
FNMA Medium-Term Note
    5.980% 11/12/02................                   3,100,000        3,203,292
GNMA
    6.625% 7/20/25.................                     518,302          523,915
    8.000% 3/15/26.................                   3,376,995        3,509,981
    6.000% 12/15/28................                   5,047,942        5,002,208
U.S. Treasury Bonds
    6.500% 8/15/05.................                   4,000,000        4,395,360
    7.250% 5/15/16.................                   5,500,000        6,662,810
    7.875% 2/15/21.................                   4,500,000        5,920,065
    7.125% 2/15/23.................                   4,150,000        5,114,585
U.S. Treasury Notes
    6.750% 4/30/00.................                     400,000          410,516
    6.375% 5/15/00.................                   8,200,000        8,384,172
    7.875% 8/15/01.................                     500,000          539,605
    6.250% 2/15/03.................                   5,250,000        5,553,923
    5.750% 8/15/03.................                   8,000,000        8,356,160
    6.500% 10/15/06................                   8,100,000        8,985,087
                                                                    ------------
                                                                      88,666,396
                                                                    ------------
Utilities--(0.7%)
National Rural Utilities
    5.000% 10/1/02.................                   2,750,000        2,709,822
                                                                    ------------
Total Long-term Obligations
(Cost $126,666,796)............................                      132,581,701
                                                                    ------------

                                                        Par           Market
                                                       Value          Value
                                                    -----------     ------------
SHORT-TERM OBLIGATIONS
Commercial Paper--(5.1%)
Countrywide Home Loans
    5.100% 1/4/99
    (Cost $18,572,104)........................      $18,580,000     $ 18,572,104
                                                                    ------------
Total Investments--(99.5%)
(Cost $290,744,964) (b).......................                       359,997,538

Other Assets, Less Liabilities--(0.5%)........                         1,825,594
                                                                    ------------
Total Net Assets--(100.0%)....................                      $361,823,132
                                                                    ============

Notes to Portfolio of Investments
--------------------------------------------------------------------------------

(a) Non-income producing security.
(b) At December 31, 1998, the cost of investments for federal income tax purposes was $290,975,842. Net unrealized appreciation was $69,021,696, comprised of gross unrealized appreciation of $71,786,107 and gross unrealized depreciation of $2,764,411.


                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Balanced Fund, Variable Series / December 31, 1998
---------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at market value (identified cost $290,744,964) ..................................................       $359,997,538
Dividends and interest receivable ............................................................................          2,347,698
Receivable for fund shares sold ..............................................................................            225,307
Other assets .................................................................................................             29,043
                                                                                                                     ------------
    Total assets .............................................................................................        362,599,586
                                                                                                                     ------------
Liabilities:
Payable for fund shares repurchased ..........................................................................            509,295
Payable to investment adviser ................................................................................            160,651
Accrued expenses payable .....................................................................................            106,508
                                                                                                                     ------------
    Total liabilities ........................................................................................            776,454
                                                                                                                     ------------
Net assets ...................................................................................................       $361,823,132
                                                                                                                     ============
Net assets represented by:
    Paid-in capital ..........................................................................................       $263,669,853
    Net unrealized appreciation on investments and foreign currencies ........................................         69,251,883
    Accumulated net realized gains on investments ............................................................         18,823,070
    Accumulated undistributed net investment income ..........................................................         10,078,326
                                                                                                                     ------------
Total net assets applicable to outstanding shares of beneficial interest .....................................       $361,823,132
                                                                                                                     ============
Shares of beneficial interest outstanding ....................................................................         21,108,511
                                                                                                                     ============
Net asset value per share ....................................................................................       $      17.14
                                                                                                                     ============

---------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
---------------------------------------------------------------------------------------------------------------------------------
INvestment income:
Interest income ..............................................................................................       $  9,592,416
Dividend income (net of foreign taxes withheld of $56,253) ...................................................          2,608,562
                                                                                                                     ------------
    Total investment income ..................................................................................         12,200,978
                                                                                                                     ------------
Expenses:
    Management fee ...........................................................................................          1,503,385
    Administrative fee .......................................................................................            495,128
    Printing expense .........................................................................................             33,098
    Accounting fee ...........................................................................................             31,664
    Audit and legal fees .....................................................................................             22,861
    Trustees' expense ........................................................................................             20,730
    Transfer agent fee .......................................................................................              7,500
    Miscellaneous expense ....................................................................................             72,347
                                                                                                                     ------------
    Total expenses ...........................................................................................          2,186,713
                                                                                                                     ------------
Net investment income ........................................................................................         10,014,265

Realized and unrealized gains on investments:
    Net realized gains on investments ........................................................................         18,531,725
    Net realized gains on foreign currency transactions ......................................................             65,350
    Change in unrealized appreciation or depreciation on investments
      and foreign currency translations ......................................................................         11,666,861
                                                                                                                     ------------
Net increase in net assets resulting from operations .........................................................       $ 40,278,201
                                                                                                                     ============


                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Balanced Fund, Variable Series
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Years Ended December 31,
                                                                                                        1998             1997
                                                                                                    ------------     ------------
Operations:
    Net investment income............................................................               $ 10,014,265     $ 10,232,534
    Net realized gains on investments and foreign currency transactions..............                 18,597,075       21,484,426
    Change in unrealized appreciation or depreciation on investments
      and foreign currency translations..............................................                 11,666,861       17,140,868
                                                                                                    ------------     ------------
Net increase in net assets resulting from operations.................................                 40,278,201       48,857,828
                                                                                                    ------------     ------------
Distributions declared from:
    Net investment income............................................................                 (9,760,000)     (10,262,000)
    Net realized gains on investments................................................                (21,501,000)     (25,340,000)
                                                                                                    ------------     ------------
Total distributions..................................................................                (31,261,000)     (35,602,000)
                                                                                                    ------------     ------------
Fund share transactions:
    Proceeds from fund shares sold...................................................                 56,464,510       30,523,814
    Cost of fund shares repurchased..................................................                (59,952,201)     (53,533,240)
    Distributions reinvested.........................................................                 31,261,000       35,602,000
                                                                                                    ------------     ------------
Net increase in net assets resulting from fund share transactions....................                 27,773,309       12,592,574
                                                                                                    ------------     ------------
Total increase in net assets.........................................................                 36,790,510       25,848,402

Net assets:
    Beginning of year................................................................                325,032,622      299,184,220
                                                                                                    ------------     ------------
    End of year......................................................................               $361,823,132     $325,032,622
                                                                                                    ============     ============
Accumulated undistributed net investment income included in ending net assets........               $ 10,111,932     $  9,886,114
                                                                                                    ============     ============
Analysis of changes in shares of beneficial interest:
    Shares sold......................................................................                  3,429,829        1,916,696
    Shares repurchased...............................................................                 (3,644,905)      (3,350,160)
    Distributions reinvested.........................................................                  1,989,880        2,387,734
                                                                                                    ------------     ------------
Net increase.........................................................................                  1,774,804          954,270
                                                                                                    ============     ============


                       See Notes to Financial Statements.
                                       25

----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein roe balanced fund, variable series
----------------------------------------------------------------------------------------------------------------------------------

                                                                                       Years Ended December 31,
                                                                  ----------------------------------------------------------------
                                                                    1998          1997          1996          1995          1994
                                                                  --------      --------      --------      --------      --------
Per Share Operating Performance:
Net asset value, beginning of year ........................       $  16.81      $  16.28      $  14.08      $  12.18      $  13.11
                                                                  --------      --------      --------      --------      --------
Net investment income .....................................           0.48          0.53          0.57          0.48          0.51
Net realized and unrealized gains (losses) on investments .           1.48          1.96          1.63          2.61         (0.93)
                                                                  --------      --------      --------      --------      --------
Total from investment operations ..........................           1.96          2.49          2.20          3.09         (0.42)
                                                                  --------      --------      --------      --------      --------
Less distributions:
    Dividends from net investment income ..................          (0.51)        (0.56)           --         (0.48)        (0.51)
    Distributions from net realized gains on investments ..          (1.12)        (1.40)           --         (0.71)           --
                                                                  --------      --------      --------      --------      --------
Total distributions .......................................          (1.63)        (1.96)           --         (1.19)        (0.51)
                                                                  --------      --------      --------      --------      --------
Net asset value, end of year ..............................       $  17.14      $  16.81      $  16.28      $  14.08      $  12.18
                                                                  ========      ========      ========      ========      ========
Total return:
Total investment return...................................           12.54%        16.82%        15.63%        25.43%        (3.19)%

Ratios/supplemental data:
Net assets, end of year (000's) ..........................        $361,823      $325,033      $299,184      $277,014      $196,278
Ratio of expenses to average net assets ...................           0.65%         0.66%         0.67%         0.66%         0.68%
Ratio of net investment income to average net assets ......           3.00%         3.18%         3.68%         3.12%         4.01%
Portfolio turnover ratio (a) ..............................             61%           44%           76%           66%           71%

(a) Portfolio turnover includes dollar roll transactions.


                       See Notes to Financial Statements.

------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Mortgage Securities Fund, Variable Series / December 31, 1998
------------------------------------------------------------------------------------

                                                                Par         Market
                                                               Value        Value
                                                            ----------    ----------
ASSET-BACKED SECURITIES--(16.1%)
Amresco Residential Securities Mortgage
    Loan Trust Series 1996-3 Class A5
    7.550% 2/25/23.................                         $1,135,000    $1,156,974
Asset Securitization Corporation
    Series 1997-D5 Class A1C
    6.750% 2/14/41.................                          1,375,000     1,426,989
ContiMortgage Home Equity Loan
    Trust Series 1997-1 Class M1
    7.420% 3/15/28.................                          1,250,000     1,290,463
Delta Funding Home Equity Loan Trust
    Series 1998-2 Class A6F
    6.370% 7/15/28.................                          1,000,000       993,750
First Boston Home Equity Loan
    Pass-Through Certificates Series
    1993-H1, Class A-IO
    (effective yield 12.820%) 9/28/13                        2,692,909       105,185
First Plus Home Loan Trust Series 1996-3
    Class A3 7.050% 11/20/08.......                          1,000,000     1,000,860
Green Tree Financial Corporation
    Series 1997-6 Class A8
    7.070% 1/15/29.................                          1,451,961     1,542,432
Green Tree Home Improvement Loan
    Trust Series 1994-A Class A
    7.050% 3/15/14.................                            353,788       363,786
IMC Home Equity Loan Trust
    Series 1997-3 Class M2
    7.550% 8/20/28.................                          1,000,000     1,006,390
Lehman Brothers Commercial
    Conduit Mortgage Trust
    Series 1998-C4 Class A1B
    6.210% 10/15/08................                          1,800,000     1,830,384
Mego Mortgage Home Loan Trust
    Series 1997-3 Class M1
    7.500% 8/25/23.................                          1,500,000     1,503,750
Mid-State Trust Series 6 Class A1
    7.340% 7/01/35.................                          1,992,715     2,038,369
UCFC Home Equity Loan
    Series 1997-C Class A7
    6.875% 1/15/29.................                          1,275,000     1,302,923
                                                                          ----------
Total Asset-Backed Securities
(Cost $15,363,678).............................                           15,562,255
                                                                          ----------
MORTGAGE-BACKED SECURITIES--(8.8%)
American Mortgage Trust Series 1993-3
    Class 3B 8.190% 9/27/22........                            665,134       659,659
Citicorp Mortgage Securities
    Series 1987-10 Class A1
    10.000% 7/1/17.................                             98,745       103,317

                                                                Par         Market
                                                               Value         Value
                                                            ----------    ----------
MORTGAGE-BACKED SECURITIES (Continued)
Comfed Savings Bank ARM
    Series 1987-1 Class A
    7.550% 1/1/18..................                            104,653        91,048
Glendale Federal Bank Series 1978-A
    9.125% 1/25/08.................                             17,949        19,126
Imperial Savings Association ARM
    Series 1987-4 Class A
    8.826% 7/25/17.................                         $   20,143    $   21,161
Merrill Lynch Mortgage Investors
    Series 1995-C3 Class A3 ARM
         7.088% 12/26/25...........                          2,000,000     2,106,740
    Series 1987-A ARM
         5.890% 11/15/26...........                             66,588        67,821
Merrill Lynch Trust Series 20 Class D
    8.000% 12/20/18................                            829,520       847,554
Nomura Asset Securities Corporation
    Series 1996-MD5 Class A1B
    7.120% 4/13/36.................                          1,000,000     1,064,470
Residential Funding Mortgage Securities
    Series 1998-HI2 Class A3
    6.330% 11/25/14................                          1,000,000     1,008,170
Residential Asset Securities Corporation
    Series 1998-KS2 Class AI1
    6.775% 7/25/29.................                            762,797       761,958
Sears Mortgage Securities Series 1987-A
    6.500% 3/25/17.................                              4,755         4,797
Structured Asset Securities Corporation
    Series 1996-CFL Class X1-IO
         (effective yield 12.960%) 2/25/28                   8,515,721       468,365
    Series 1996-CFL Class C
         6.525% 2/25/28............                          1,242,500     1,249,098
                                                                          ----------
Total Mortgage-Backed Securities
(Cost $8,227,551)..............................                           8,473,284
                                                                          ----------
CORPORATE SECURITIES--(6.0%)
GMAC Euro 6.750% 7/10/02...........                          1,000,000     1,030,430
National Power 7.125% 7/11/01......                          1,500,000     1,570,785
Noram Energy 6.500% 2/1/08.........                          1,500,000     1,529,550
Zurich Capital Trust I 8.376% 6/1/37 (a)                     1,450,000     1,662,643
                                                                          ----------
Total Corporate Securities
(Cost $5,450,765)..............................                            5,793,408
                                                                          ----------


                       See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                         Par         Market
(Continued)                                                    Value         Value
                                                            ----------    ----------

FHLMC CERTIFICATES--(10.2%)
8.500% 5/1/06 Gold.................                             81,949        84,587
6.500% 6/1/08......................                             18,503        18,769
6.500% various due dates to
    6/1/09 Gold....................                          1,486,243     1,507,616
10.750% 11/1/09....................                            165,059       179,812
12.000% 7/1/13.....................                             54,966        62,060
11.250% various due dates to 11/1/15                            58,794        65,712
10.500% various due dates to 2/1/19                            166,757       183,745
12.000% 7/1/20 Gold................                            642,562       733,523
7.500% various due dates to
    5/1/24 Gold....................                          5,091,070     5,233,956
7.000% 1/1/26......................                          1,783,247     1,819,465
                                                                         -----------
Total FHLMC Certificates
(Cost $9,556,159)..............................                            9,889,245
                                                                         -----------
FNMA CERTIFICATES--(35.9%)
10.500% 2/1/01.....................                         $   35,300    $   35,984
12.250% 9/1/12 FHA/VA Guaranteed...                             71,032        81,532
10.250% 2/1/16.....................                            118,562       130,270
10.000% various due dates to 3/1/16                            231,923       250,783
9.000% various due dates to 5/1/20.                            116,873       124,020
6.000% various due dates to 2/1/25.                         10,375,642    10,365,954
7.000% various due dates to 8/1/25.                          3,881,959     3,963,365
6.500% various due dates to 1/1/26.                         13,528,843    13,617,845
8.500% various due dates to 2/1/28.                          5,998,222     6,175,085
                                                                         -----------
Total FNMA Certificates
(Cost $34,185,362).............................                           34,744,838
                                                                         -----------
GNMA CERTIFICATES--(16.9%)
8.000% various due dates to 7/15/08                          4,744,349     4,925,877
11.500% various due dates to 5/15/13                           397,410       451,307
8.500% 2/15/17.....................                            169,234       181,292
10.000% various due dates to 11/15/19                          453,947        96,931
9.000% various due dates to 1/15/20                          1,291,964     1,390,595
9.500% various due dates to 8/15/22                          1,257,035     1,359,676
7.000% 4/15/23.....................                            438,506       448,645
6.625% 7/20/25.....................                          1,036,604     1,047,830
6.500% various due dates to 3/15/28                          5,924,731     5,983,225
                                                                         -----------
Total GNMA Certificates
(Cost $16,112,702).............................                           16,285,378
                                                                         -----------

                                                                Par         Market
                                                               Value        Value
                                                            ----------  - ----------
REAL ESTATE MORTGAGE INVESTMENT
    CONDUITS--(0.8%)
FHLMC Series 11 Class C
    9.500% 4/15/19.................                             22,099        22,263
FNMA Series 1988-4 Class Z
    9.250% 3/25/18.................                            729,747       776,510
                                                                         -----------
Total Real Estate Mortgage
Investment Conduits
(Cost $788,523)................................                              798,773
                                                                         -----------
U.S. GOVERNMENT SECURITIES--(2.2%)
U.S. Treasury Bonds
    6.750% 8/15/26.................                         $  800,000    $  958,464
    6.375% 8/15/27.................                          1,000,000     1,149,600
                                                                         -----------
Total U.S. Government Securities
(Cost $1,812,914).............................                             2,108,064
                                                                         -----------
SHORT-TERM OBLIGATIONS--(2.0%)
Commercial Paper--(2.0%)
Associates Corp. of North America
    5.080% 1/4/99
    (Cost $1,929,183)..............                          1,930,000     1,929,183
                                                                         -----------
Total Investments--(98.9%)
  (Cost $93,426,837) (b)......................                            95,584,428
Other Assets, Less Liabilities--(1.1%).......                              1,108,106
                                                                         -----------
Total Net Assets--(100.0%)....................                           $96,692,534
                                                                         ===========

Notes to Portfolio of Investments
--------------------------------------------------------------------------------

(a) Private placement security. These securities generally are issued to institutional investors, such as the Fund, who agree that they are purchasing the securities for investment and not for public distribution. Any resale must be in an exempt transaction, normally to other institutional investors. At December 31, 1999, the value of the Fund's restricted security was $1,662,643 (cost of $1,450,000) which represented 1.7% of net assets. This security is not deemed to be illiquid.

(b) At December 31, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $2,157,591, comprised of gross unrealized appreciation of $2,418,644 and gross unrealized depreciation of $261,053.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Mortgage Securities Fund, Variable Series / December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Assets:
Investments, at market value (identified cost $93,426,837) ...................................................       $95,584,428
Interest receivable ..........................................................................................           671,072
Receivable for fund shares sold ..............................................................................           602,857
Cash .........................................................................................................            36,091
Other assets .................................................................................................             8,576
                                                                                                                     -----------
    Total assets .............................................................................................        96,903,024
                                                                                                                     -----------
Liabilities:
Payable for fund shares repurchased ..........................................................................            94,610
Payable to investment adviser ................................................................................            45,426
Accrued expenses payable .....................................................................................            70,454
                                                                                                                     -----------
    Total liabilities ........................................................................................           210,490
                                                                                                                     -----------
Net assets ...................................................................................................       $96,692,534
                                                                                                                     ===========
Net assets represented by:
    Paid-in capital ..........................................................................................       $92,323,491
    Accumulated undistributed net investment income ..........................................................         5,059,907
    Net unrealized appreciation on investments ...............................................................         2,157,591
    Accumulated net realized losses on investments ...........................................................        (2,848,455)
                                                                                                                     -----------
Total net assets applicable to outstanding shares of beneficial interest .....................................       $96,692,534
                                                                                                                     ===========
Shares of beneficial interest outstanding ....................................................................         8,963,610
                                                                                                                     ===========
Net asset value per share ....................................................................................       $     10.79
                                                                                                                     ===========

--------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Investment income:
Interest income ..............................................................................................       $ 5,576,038
                                                                                                                     -----------
Expenses:
    Management fee ...........................................................................................           337,593
    Administrative fee .......................................................................................           126,597
    Audit and legal fees .....................................................................................            28,458
    Accounting fee ...........................................................................................            25,924
    Printing expense .........................................................................................            16,593
    Trustees' expense ........................................................................................             9,874
    Transfer agent fee .......................................................................................             7,500
    Miscellaneous expense ....................................................................................            38,236
                                                                                                                     -----------
    Total expenses ...........................................................................................           590,775
                                                                                                                     -----------
Net investment income ........................................................................................         4,985,263

Realized and unrealized gains on investments:
    Net realized gains on investments ........................................................................           252,574
    Change in unrealized appreciation or depreciation on investments .........................................           272,011
                                                                                                                     -----------
Net increase in net assets resulting from operations .........................................................       $ 5,509,848
                                                                                                                     ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Mortgage Securities Fund, Variable Series
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Years Ended December 31,
                                                                                                    1998               1997
                                                                                                 -----------        ------------
Operations:
    Net investment income............................................................            $ 4,985,263        $  4,890,904
    Net realized gains on investments................................................                252,574               3,468
    Change in unrealized appreciation or depreciation on investments.................                272,011           1,494,843
                                                                                                 -----------        ------------
Net increase in net assets resulting from operations.................................              5,509,848           6,389,215
                                                                                                 -----------        ------------
Distributions declared from:
    Net investment income............................................................             (4,580,000)                 --
                                                                                                 -----------        ------------
Fund share transactions:
    Proceeds from fund shares sold...................................................             29,203,191           9,622,128
    Cost of fund shares repurchased..................................................            (15,193,948)        (14,847,051)
    Distributions reinvested.........................................................              4,580,000                  --
                                                                                                 -----------        ------------
Net increase (decrease) in net assets resulting from fund share transactions.........             18,589,243          (5,224,923)
                                                                                                 -----------        ------------
Total increase in net assets.........................................................             19,519,091           1,164,292

Net assets:
    Beginning of year................................................................             77,173,443          76,009,151
                                                                                                 -----------        ------------
    End of year......................................................................            $96,692,534        $ 77,173,443
                                                                                                 ===========        ============
Accumulated undistributed net investment income included in ending net assets........            $ 5,059,907        $  4,579,680
                                                                                                 ===========        ============
Analysis of changes in shares of beneficial interest:
    Shares sold......................................................................              2,745,216             929,462
    Shares repurchased...............................................................             (1,424,260)         (1,459,037)
    Distributions reinvested.........................................................                448,138                  --
                                                                                                 -----------        ------------
Net increase (decrease)..............................................................              1,769,094            (529,575)
                                                                                                 ===========        ============


                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Mortgage Securities Fund, Variable Series
------------------------------------------------------------------------------------------------------------------------------

                                                                                    Years Ended December 31,
                                                                  ------------------------------------------------------------
                                                                   1998         1997         1996          1995         1994
                                                                  -------      -------      -------      --------      -------
Per share operating performance:
Net asset value, beginning of year ........................       $ 10.73      $  9.84      $ 10.16      $   9.28      $ 10.17
                                                                  -------      -------      -------      --------      -------
Net investment income .....................................          0.55         0.68         0.78          0.57         0.73
Net realized and unrealized gains (losses)
    on investments ........................................          0.14         0.21        (0.30)         0.89        (0.89)
                                                                  -------      -------      -------      --------      -------
Total from investment operations .........................           0.69         0.89         0.48          1.46        (0.16)
                                                                  -------      -------      -------      --------      -------
Less distributions:
    Dividends from net investment income ..................         (0.63)          --        (0.80)        (0.58)       (0.73)
    Distributions from net realized gains on investments ..            --           --           --            --           --
                                                                  -------      -------      -------      --------      -------
Total distributions .......................................         (0.63)          --        (0.80)        (0.58)       (0.73)
                                                                  -------      -------      -------      --------      -------
Net asset value, end of year ..............................       $ 10.79      $ 10.73      $  9.84      $  10.16      $  9.28
                                                                  =======      =======      =======      ========      =======
Total return:
Total investment return...................................           6.80%        9.04%        4.70%        15.74%       (1.57)%(b)

Ratios/supplemental data:
Net assets, end of period (000's) .........................       $96,693      $77,173      $76,009      $101,778      $72,420
Ratio of expenses to average net assets ...................          0.70%        0.70%        0.70%(a)      0.69%        0.70%(a)
Ratio of net investment income to average net assets ......          5.91%        6.59%        6.71%(b)      6.76%        6.71%(b)
Portfolio turnover ratio (c) ..............................             8%          29%          72%          112%         241%

(a) If the Fund had paid all of its expenses and there had been no reimbursement from the investment adviser, this ratio would have been 0.72% and 0.71% for the years ended December 31, 1996 and 1994, respectively.

(b) Computed giving effect to the investment adviser's expense limitation undertaking.

(c) Portfolio turnover includes dollar roll transactions.


                       See Notes to Financial Statements.

----------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Money Market Fund, Variable Series / December 31, 1998
----------------------------------------------------------------------

                                               Par         Amortized
                                              Value          Cost
                                            ----------    ------------
COMMERCIAL PAPER--(92.4%)
Auto Lending--(3.9%)
American Honda Finance
    5.334% 1/26/99.................         $4,000,000    $  3,985,278
                                                          ------------
Consulting Services--(3.6%)
CSC Enterprises (gtd. by Computer
    Sciences) 5.208% 2/9/99........          3,700,000       3,679,357
                                                          ------------
Diversified Financial Services--(11.8%)
Associates Corp. of North America
    5.083% 1/4/99..................          3,940,000       3,938,332
Finova Capital 5.539% 1/27/99......          4,000,000       3,984,256
Merrill Lynch & Co. 5.512% 1/20/99.          4,000,000       3,988,452
                                                          ------------
                                                            11,911,040
                                                          ------------
Diversified Manufacturing Operations--(4.5%)
Eaton Corp. 5.403% 1/28/99 (b).....          4,545,000       4,526,695
                                                          ------------
Electric Integrated Utility--(3.0%)
Northern Indiana Public Service
    5.450% 1/21/99.................          3,000,000       2,990,967
                                                          ------------
Leasing--(3.6%)
Enterprise Funding 5.863% 1/4/99 (b)         3,618,000       3,616,236
                                                          ------------
Miscellaneous Financial--(48.3%)
Asset Securitization Corp.
    5.426% 2/18/99 (b).............          4,000,000       3,971,467
BAT Capital (gtd. by BAT Industries)
    5.719% 1/7/99..................          4,000,000       3,996,200
CSN Overseas (LOC Barclays Bank)
    5.580% 1/13/99.................          4,000,000       3,992,600
Caterpillar Financial 5.165% 1/6/99          3,668,000       3,665,387
Centric Capital 5.509% 1/27/99 (b).          3,542,000       3,528,058
International Securitization
    5.577% 1/8/99 (b)..............          4,000,000       3,995,683
Pooled Accounts Receivable Capital
    5.392% 1/29/99 (b).............          4,000,000       3,983,356
Preferred Receivables Funding
    5.532% 1/22/99 (b).............          4,000,000       3,987,167
Receivables Capital
    5.404% 1/14/99 (b).............          4,000,000       3,992,258
Special Purpose Accounts Recievable
    5.282% 1/15/99 (b).............          3,500,000       3,492,922
TEB Funding II (LOC Societe Generale)
    5.120% 5/28/99.................          4,000,000       3,918,333
Thames Asset Global Securitization
    No. 1 5.822% 1/14/99 (b).......          2,000,000       1,995,811

                                               Par         Amortized
                                              Value          Cost
                                            ----------    ------------
Miscellaneous Financial--(continued)
Windmill Funding
    5.603% 1/12/99 (b)..............        $4,446,000    $  4,438,419
                                                          ------------
                                                            48,957,661
                                                          ------------
Mortgage Banking--(3.9%)
Countrywide Home Loans (gtd. by
    Countrywide Credit Industries)
    5.509% 1/19/99.................          4,000,000       3,989,100
                                                          ------------
Natural Gas--(2.0%)
Trans de Gas Del Sur (LOC Dresdner
    Bank) 5.299% 1/21/99...........          2,000,000       1,994,167
                                                          ------------
Retail - Convenience Store--(3.9%)
Southland (gtd. By Ito-Yokado)
    5.433% 1/11/99.................          4,000,000       3,994,000
                                                          ------------
Sovereign Agency--(3.9%)
Province of Quebec 5.050% 3/2/99...          4,000,000       3,966,333
                                                          ------------
Total Commercial Paper.......................               93,610,834
                                                          ------------
CORPORATE NOTE--(4.0%)
Auto Lending--(4.0%)
GMAC
    8.000% 10/1/99.................          4,000,000       4,086,815
                                                          ------------
YANKEE CERTIFICATE OF DEPOSIT--(3.9%)
Banks--(3.9%)
Canadian Imperial Bank
    5.250% 2/4/99..................          4,000,000       4,000,000
                                                          ------------
Total Investments--(100.3%) (a)..............              101,697,649

Other Assets, Less Liabilities--(-0.3%)......                 (357,529)
                                                          ------------
Total Net Assets--(100.0%)...................             $101,340,120
                                                          ============

Notes to Portfolio of Investments

(a) At December 31, 1998, the cost of investments for financial reporting and income tax purposes was identical.

(b) Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not for public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At December 31, 1998, the aggregate amortized cost of the Fund's private placement securities was $41,528,072 which represented 41.0% of net assets. None of these securities were deemed illiquid.

    The interest rates listed above reflect the effective rate at the date of purchase except for the corporate note and yankee certificate of deposit, for which the interest rate represents the instrument's coupon rate.


                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Money Market Fund, Variable Series / December 31, 1998
----------------------------------------------------------------------------------------------------------------------------------

Assets:
Investments, at amortized cost ...............................................................................        $101,697,649
Interest receivable ..........................................................................................             114,117
Receivable for fund shares sold ..............................................................................               9,435
Cash .........................................................................................................               2,903
Other assets .................................................................................................               9,431
                                                                                                                      ------------
    Total assets .............................................................................................         101,833,535
                                                                                                                      ------------
Liabilities:
Payable for fund shares repurchased ..........................................................................             380,975
Payable to investment adviser ................................................................................              44,389
Accrued expenses payable .....................................................................................              68,051
                                                                                                                      ------------
    Total liabilities ........................................................................................             493,415
                                                                                                                      ------------
Net assets ...................................................................................................        $101,340,120
                                                                                                                      ============
Net assets represented by:
    Paid-in capital ..........................................................................................        $101,340,120
                                                                                                                      ------------
Total net assets applicable to outstanding shares of beneficial interest .....................................        $101,340,120
                                                                                                                      ============
Shares of beneficial interest outstanding ....................................................................         101,340,120
                                                                                                                      ============
Net asset value per share ....................................................................................        $       1.00
                                                                                                                      ============

----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
----------------------------------------------------------------------------------------------------------------------------------

Investment income:
Interest income ..............................................................................................        $  4,534,723
                                                                                                                      ------------
Expenses:
    Management fee ...........................................................................................             281,246
    Administrative fee .......................................................................................             121,428
    Accounting fee ...........................................................................................              25,907
    Audit and legal fees .....................................................................................              21,954
    Trustees' expense ........................................................................................               9,446
    Transfer agent fee .......................................................................................               7,500
    Printing expense .........................................................................................              16,968
    Miscellaneous expense ....................................................................................              18,402
                                                                                                                      ------------
    Total expenses ...........................................................................................             502,851
                                                                                                                      ------------
Net investment income ........................................................................................           4,031,872
                                                                                                                      ------------
Net increase in net assets resulting from operations .........................................................        $  4,031,872
                                                                                                                      ============

                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Money Market Fund, Variable Series
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Years Ended December 31,
                                                                                                      1998               1997
                                                                                                  ------------        ------------
Operations:
    Net investment income............................................................             $  4,031,872        $  3,418,664
                                                                                                  ------------        ------------
Net increase in net assets resulting from operations.................................                4,031,872           3,418,664
                                                                                                  ------------        ------------
Distributions declared from:
    Net investment income............................................................               (4,031,872)         (3,418,664)
                                                                                                  ------------        ------------
Fund share transactions:
    Proceeds from fund shares sold...................................................               89,315,213          67,656,312
    Cost of fund shares repurchased..................................................              (59,143,689)        (69,399,644)
    Distributions reinvested.........................................................                4,031,872           3,418,664
                                                                                                  ------------        ------------
Net increase in net assets resulting from fund share transactions....................               34,203,396           1,675,332
                                                                                                  ------------        ------------
Total increase in net assets.........................................................               34,203,396           1,675,332
Net assets:
    Beginning of year................................................................               67,136,724          65,461,392
                                                                                                  ------------        ------------
    End of year......................................................................             $101,340,120        $ 67,136,724
                                                                                                  ============        ============
Analysis of changes in shares of beneficial interest:
    Shares sold......................................................................               89,315,213          67,656,312
    Shares repurchased...............................................................              (59,143,689)        (69,399,644)
    Distributions reinvested.........................................................                4,031,872           3,418,664
                                                                                                  ------------        ------------
Net increase.........................................................................               34,203,396           1,675,332
                                                                                                  ============        ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Money Market Fund, Variable Series
--------------------------------------------------------------------------------------------------------------------------

                                                                                 Years Ended December 31,
                                                              ------------------------------------------------------------
                                                                1998         1997         1996         1995         1994
                                                              --------      -------      -------      -------      -------
Per share operating performance:
Net asset value, beginning of year ........................      1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000
                                                              --------      -------      -------      -------      -------
Net investment income .....................................      0.050        0.050        0.049        0.055        0.037
                                                              --------      -------      -------      -------      -------
Less distributions:
    Distributions from net investment income ..............     (0.050)      (0.050)      (0.049)      (0.055)      (0.037)
                                                              --------      -------      -------      -------      -------
Net asset value, end of year ..............................    $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000
                                                              ========      =======      =======      =======      =======
Total return:
Total investment return...................................        5.17%        5.18%        5.01%        5.62%        3.81%

Ratios/supplemental data:
Net assets, end of year (000's) ...........................   $101,340      $67,137      $65,461      $64,992      $78,698
Ratio of expenses to average net assets ...................       0.62%        0.65%        0.65%        0.63%        0.62%
Ratio of net investment income to average net assets ......       4.99%        5.05%        4.90%        5.48%        3.73%



                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS


Note 1. Organization and Accounting Policies

SteinRoe Variable Investment Trust (the "Trust"), an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987. At December 31, 1998, the Trust consisted of five diversified mutual funds with differing investment objectives, policies and restrictions (individually referred to as a "Fund," or collectively referred to as the "Funds"):

    Stein Roe Special Venture Fund, Variable Series--seeks capital growth by investing in equity securities.

    Stein Roe Growth Stock Fund, Variable Series--seeks long-term growth of capital by investing at least 65% of total assets in growth companies.

    Stein Roe Balanced Fund, Variable Series--seeks high total investment return by investing in equity and debt securities.

    Stein Roe Mortgage Securities Fund, Variable Series--seeks highest possible level of current income by investing at least 65% of total assets in mortgage pass-through certificates.

    Stein Roe Money Market Fund, Variable Series--seeks high current income while emphasizing capital preservation from investment in short-term money market instruments.

Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") of various affiliated and non-affiliated insurance companies. Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory services to the Funds as well as management and administrative services. Liberty Funds Services, Inc. (the "Transfer Agent") provides transfer agent services. Prior to November 1, 1998, transfer agent services were provided by SteinRoe Services, Inc. ("SSI"). Keyport Financial Services Corp., a subsidiary of Keyport Life Insurance Company ("Keyport"), serves as the underwriter of the Trust. Keyport, the Adviser, Transfer Agent and SSI are direct subsidiaries of Liberty Financial Companies, Inc. ("Liberty"). At December 31, 1998, various affiliated insurance companies of Liberty owned substantially all of the outstanding shares of all Funds, except for Stein Roe Special Venture Fund, Variable Series, of which Liberty affiliates owned 93.0%, Great-West Life & Annuity Insurance Company owned 5.4%, Transamerica Life Companies owned 1.5%, and Aegon Insurance Group owned 0.1%.

The following summarizes the significant accounting policies followed by the Funds. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments--Portfolio securities listed on domestic exchanges and over-the-counter securities quoted on the Nasdaq system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the Nasdaq system are valued at the latest bid quotation. Foreign security valuations are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Long-term debt securities are valued on the basis of dealer-supplied quotations or valuations furnished by a pricing service. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost unless the Trustees determine this does not represent fair value. Stein Roe Money Market Fund, Variable Series, values investments utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium.


Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.

The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Stein Roe Balanced Fund, Variable Series, and Stein Roe Mortgage Securities Fund, Variable Series, may also enter into dollar roll transactions. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 days to 60 days, substantially similar securities at an agreed upon price and date. These transactions may increase risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. The Funds identify securities as segregated in their custodial records with a value at least equal to the amount of the purchase commitment.

Foreign Currency Transactions--Certain of the Funds may enter into foreign exchange contracts for the settlement of purchases and sales of securities denominated in a foreign currency to reduce the risk to the Funds from adverse changes in the relationship between the U.S. dollar and the foreign currency. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In the event that the counterparty in the foreign exchange contract fails to meet the terms of the contract, the Fund could be exposed to the effects of changes in the relationship between the U.S. dollar and the foreign currency.

Net realized and unrealized gains (losses) on foreign currency transactions include the fluctuation in exchange rates on gains and losses between trade and settlement dates on security transactions, gains and losses arising from the disposition of foreign currency, and currency gains and losses between the accrual and payment dates on dividend and interest income and foreign withholding taxes. The Funds do not segregate foreign currency gains or losses on securities held from fluctuations in the market prices of those securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Investment in Repurchase Agreements--Each Fund may enter into repurchase agreements with banks, broker-dealer firms and other recognized financial institutions whereby such institutions sell an instrument to the Fund, and the seller agrees, at the time of the sale, to repurchase that instrument at a specified time and price. The Funds require the seller of the instrument to maintain on deposit with the Funds' custodian bank or in the Federal Reserve Book-Entry System securities in an amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. In the event the seller of the instrument defaults on the repurchase obligation, a Fund could receive less than the repurchase price on the sale of the securities to another party or could be subject to delays in selling the securities.

Federal Income Taxes--The Funds now qualify and intend to continue qualifying as "regulated investment companies" and, as such (and by complying with the applicable provisions of the Internal Revenue Code), will not be subject to federal income tax on taxable income (including realized capital gains) distributed to shareholders.

The Funds intend to utilize provisions of federal income tax law which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At December 31, 1998, Special Venture Fund, Variable Series had a capital loss carryforward of $30,812,691, which expires in 2006; Mortgage Securities Fund, Variable Series had a capital loss carryforward of $2,848,455, of which $2,510,580, $224,288 and $113,587 will expire in 2002, 2003 and 2004, respectively.

During the year ended December 31, 1998, the following Funds distributed long-term capital gains:

                                                  Long-Term Capital
Fund                                              Gains Distributions
----                                              --------------------
Stein Roe Special Venture Fund, Variable Series         $16,912,000

Stein Roe Growth Stock Fund, Variable Series             12,603,000

Stein Roe Balanced Fund, Variable Series                 21,501,000

Distributions to Shareholders--The Funds, with the exception of the Stein Roe Money Market Fund, Variable Series, intend to distribute as dividends or capital gain distributions, at least annually, substantially all of their net investment income and net gains realized from the sale of portfolio securities. All dividends and distributions are reinvested in additional shares of the Funds. Stein Roe Money Market Fund, Variable Series, declares dividends daily and reinvests all dividends declared monthly in additional shares at net asset value. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, primarily relating to foreign currency gains or losses, wash sales and other book-tax timing differences.

Reclassifications were made to the Funds' capital accounts in order to properly reflect income and capital gains available for distribution (or available for capital loss carryforward) under income tax regulations. Such reclassifications were primarily related to foreign currency gains or losses, paydown gains or losses on mortgage-backed securities, net operating losses and/or investments in partnerships and REITs.


Note 2. Fund Share Transactions

Each Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund.


Note 3. Management and Administrative Fees

The Funds have advisory and administrative agreements with the Adviser. The following investment advisory fee rates were in effect as of December 31, 1998:

                                                       Annual rate as a
                                                      percent of average
Fund                                                   daily net assets
----                                                  ------------------
Stein Roe Special Venture Fund, Variable Series           .50 of 1%

Stein Roe Growth Stock Fund, Variable Series              .50 of 1%

Stein Roe Balanced Fund, Variable Series                  .45 of 1%

Stein Roe Mortgage Securities Fund, Variable Series       .40 of 1%

Stein Roe Money Market Fund, Variable Series              .35 of 1%

As of December 31, 1998, for all the Funds, the annual administrative fee was
 .15% of average daily net assets. Both the investment advisory fees and the administrative fees are computed daily and paid monthly.

The Adviser also provides fund accounting services. The fee is $25,000 annually plus .0025% of assets in excess of $50 million.

Transfer agent services are rendered at an annual rate of $7,500, computed on the basis of $625 per month.

The Adviser has agreed to reimburse all expenses, including management fees, incurred by the Funds on an annual basis as follows:

Fund                                            Expenses exceeding
----                                            ------------------
Stein Roe Special Venture Fund,      .80 of 1% of average daily net assets
    Variable Series

Stein Roe Growth Stock Fund,         .80 of 1% of average daily net assets
    Variable Series

Stein Roe Balanced Fund,             .75 of 1% of average daily net assets
    Variable Series

Stein Roe Mortgage Securities Fund,  .70 of 1% of average daily net assets
    Variable Series

Stein Roe Money Market Fund,         .65 of 1% of average daily net assets
    Variable Series

The expense limitations expire April 30, 1999.


Note 4. Security Transactions

The cost of investments purchased and proceeds from investments sold, excluding short-term investments, for the year ended December 31, 1998, for the Funds, excluding Stein Roe Money Market Fund, Variable Series, were as follows:

                          Special                Growth               Balanced              Mortgage
                        Venture Fund,          Stock Fund,              Fund,            Securities Fund,
                       Variable Series       Variable Series       Variable Series       Variable Series
                       ---------------       ---------------       ---------------       ----------------
Cost of
    investments
    purchased           $158,776,756           $89,683,187           $193,381,522          $40,536,526
Proceeds from
    investments
    sold                 194,326,200            96,854,825            207,966,714            6,146,869

-------------------------------------------------------------------------------
ADDITIONAL INFORMATION
(Unaudited)
-------------------------------------------------------------------------------

A shareholder vote was conducted at a special meeting on October 31, 1998 in Boston, Massachusetts, for the purpose of electing a Board of Trustees for the SteinRoe Variable Investment Trust. At the meeting, shareholders approved the election of the following individuals: John A. Bacon Jr., William W. Boyd, Thomas W. Butch, Lindsay Cook, Douglas A. Hacker, Janet Langford Kelly, Charles
R. Nelson and Thomas C. Theobald. Mr. Butch and Mr. Cook are considered interested persons of the Trust, as defined in the Investment Company Act of 1940, based on their relationship with the investment adviser. Mr. Bacon has previously served as a trustee for the SteinRoe Variable Investment Trust.

                      Investment Adviser and Administrator
                        Stein Roe & Farnham Incorporated
                             One South Wacker Drive
                               Chicago, IL 60606

                                 Transfer Agent
                          Liberty Funds Services, Inc.
                                 P.O. Box 1722
                                Boston, MA 02105

                                   Custodian
                       State Street Bank & Trust Company
                                  P.O. Box 366
                                Boston, MA 02101

                              Independent Auditors
                                    KPMG LLP
                             303 East Wacker Drive
                               Chicago, IL 60601

                                 Legal Counsel
                               Bell, Boyd & Lloyd
                           Three First National Plaza
                             70 West Madison Street
                                Chicago, IL 60602

                                  The Trustees
                               John A. Bacon Jr.
                                William W. Boyd
                                Thomas W. Butch
                                  Lindsay Cook
                               Douglas A. Hacker
                              Janet Langford Kelly
                               Charles C. Nelson
                               Thomas C. Theobald